UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

BNY Mellon Investment Funds IV, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2020

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Bond Market Index Fund

BNY Mellon Institutional S&P 500 Stock Index Fund

BNY Mellon Tax Managed Growth Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

cBNY Mellon Bond Market Index Fund

ANNUAL REPORT October 31, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Bond Market Index Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Bond Market Index Fund, covering the 12-month period from November 1, 2019 through October 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Accommodative rate policies from the U.S. Federal Reserve (the “Fed”) and progress towards a U.S./China trade deal stoked optimism about future economic growth prospects the final months of 2019, fueling an equity rally. As we entered 2020, optimism turned to concern as COVID-19 began to spread across portions of Asia and Europe. When the virus reached the U.S. in March 2020, stocks became volatile. U.S. equities posted historic losses during the month due to investor concern over the economic impact of a widespread quarantine. Global central banks and governments launched emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward until the fall. Volatility returned in September 2020 and continued through October, as concerns over rising COVID-19 infection rates, continued trade tensions, the U.S. Congress’ failure to pass additional financial assistance and anxiety over the upcoming U.S. election constrained equity valuations.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. In 2019, as stocks rallied in response to Fed rate cuts, risk-asset valuations also rose while Treasuries lagged. When COVID-19 began to emerge, a flight to quality ensued, and Treasury rates fell significantly. The Fed cut rates twice in March 2020, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Risk-asset prices began to rebound, and bond indices generally rose until September 2020, when investment-grade instrument prices stalled. Yields in the intermediate and long portions of the Treasury curve rose during October, further constraining bond prices.

We believe the near-term outlook for the U.S. will be challenging, as the country continues to battle COVID-19. As always, we will monitor relevant data for meaningful developments. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris

President

BNY Mellon Investment Adviser, Inc.

November 16, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2019 through October 31, 2020, as provided by Nancy G. Rogers, CFA, Paul Benson, CFA and Stephanie Shu, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2020, the BNY Mellon Bond Market Index Fund Class I shares produced a total return of 6.02%, and its Investor shares produced a total return of 5.67%. In comparison, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) achieved a total return of 6.19% for the same period.1

Investment-grade, U.S. fixed-income securities produced positive returns over the reporting period, in an environment of falling rates and supportive central bank policies in response to economic uncertainty caused by COVID-19. The difference in returns between the fund and the Index was primarily the result of operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds that are included in the Index (or other instruments with similar economic characteristics). To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments.

The fund’s investments are selected by a “sampling” process, which is a statistical process used to select bonds so that the fund has investment characteristics that closely approximate those of the Index. By using this sampling process, the fund typically will not invest in all of the securities in the Index.

With Central Bank Support and Economic Growth, Markets Rebound from COVID-19

Despite turmoil resulting from COVID-19, fixed-income markets enjoyed a strong performance during the reporting period. The Treasury yield curve steepened, as yields fell more at the short end of the curve than the long end.

Early in the period, markets gained ground on rising economic expectations related to a trade deal with China, which was announced in December 2019. Risk assets such as corporate bonds performed strongly during this early phase.

However, the emergence of the pandemic in 2020 resulted in nationwide stay-at-home orders that closed non-essential businesses and shut down wide sections of the economy, resulting in a plunge in economic growth and massive unemployment. In March 2020, volatility erupted, resulting in a flight to quality that caused Treasury rates to fall to historic lows over the next few months and led to widened spreads in many segments of the market. In the corporate market, concerns about the economic slowdown and its effect on corporate balance sheets took hold, causing yield spreads to rise.

The market began to calm down when the U.S. Federal Reserve (the “Fed”) launched various relief programs. In addition to emergency rate cuts in March 2020, the Fed initiated programs to purchase assets, including corporate bonds, exchange-traded funds, commercial paper and structured products. As a result, spreads in many market segments narrowed. The market continued to benefit, as the Fed indicated that it would remain committed to supporting markets and keeping short-term rates low until 2023.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

The Fed also modified its approach to inflation, indicating that instead of targeting a 2% rate, it would tolerate an average rate of 2%, suggesting that rates above 2% would be tolerable over the short term.

Strong Treasury Performance Led the Market

The Index posted strong results during the period, led by Treasuries, which outperformed the broader market due to a flight to quality that occurred in response to COVID-19. Corporate debt also performed well but slightly lagged like-duration Treasuries. With the exception of the energy sector, which lagged due largely to the significant drop in oil prices during the period, all sectors posted strong results. Securitized product lagged the Index but posted positive returns, largely due to purchases by the Fed.

The market as a whole benefited from rapidly implemented monetary and fiscal policy steps. The Fed’s Secondary Market Corporate Credit Facility (SMCCF), Term Asset Backed Securities Loan Facility (TALF), and other programs, which facilitated purchases of Treasuries, corporate bonds, mortgage-backed securities and asset-backed securities by the Fed, were especially helpful.

Replicating the Composition of the Index

As an index fund, we attempt to match closely the returns of the Index by approximating its composition and credit quality. Although we do not actively manage the fund’s investments in response to the macroeconomic environment, we continue to monitor factors which affect the fund’s investments.

November 16, 2020

¹ Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Indexing does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund’s expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index, and the timing of purchases and redemptions of fund shares.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Investor shares and Class I shares of BNY Mellon Bond Market Index Fund with a hypothetical investment of $10,000 in the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Investor shares and Class I shares of BNY Mellon Bond Market Index Fund on 10/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class I shares and Investor shares. The Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/2020
	1 Year	5 Years	10 Years
Class I shares	6.02%	3.87%	3.34%
Investor shares	5.67%	3.62%	3.08%
Bloomberg Barclays U.S. Aggregate Bond Index	6.19%	4.08%	3.55%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Bond Market Index Fund from May 1, 2020 to October 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2020

	Class I	Investor Shares
Expense paid per $1,000†	$.76	$2.02
Ending value (after expenses)	$1,011.30	$1,009.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2020

	Class I	Investor Shares
Expense paid per $1,000†	$.76	$2.03
Ending value (after expenses)	$1,024.38	$1,023.13

†Expenses are equal to the fund’s annualized expense ratio of .15% for Class I and .40% for Investor Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

October 31, 2020

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.7%
Advertising - .1%
Omnicom Group, Sr. Unscd. Notes	3.63	5/1/2022	500,000		523,193
WPP Finance 2010, Gtd. Notes	3.75	9/19/2024	350,000		383,896
				907,089
Aerospace & Defense - .5%
L3Harris Technologies, Sr. Unscd. Notes	5.05	4/27/2045	200,000		266,019
Lockheed Martin, Sr. Unscd. Bonds	3.60	3/1/2035	250,000		297,623
Lockheed Martin, Sr. Unscd. Notes	3.55	1/15/2026	235,000		265,836
Lockheed Martin, Sr. Unscd. Notes	4.07	12/15/2042	250,000		310,287
Northrop Grumman, Sr. Unscd. Notes	4.03	10/15/2047	160,000		192,196
Northrop Grumman Systems, Gtd. Notes	7.75	2/15/2031	500,000		755,205
Raytheon Technologies, Sr. Unscd. Notes	3.13	5/4/2027	110,000		121,256
Raytheon Technologies, Sr. Unscd. Notes	4.13	11/16/2028	210,000		246,171
Raytheon Technologies, Sr. Unscd. Notes	4.50	6/1/2042	380,000		476,617
Raytheon Technologies, Sr. Unscd. Notes	4.63	11/16/2048	105,000		136,706
Raytheon Technologies, Sr. Unscd. Notes	5.70	4/15/2040	300,000		421,885
Raytheon Technologies, Sr. Unscd. Notes	6.70	8/1/2028	50,000		66,880
Raytheon Technologies, Sr. Unscd. Notes	7.20	8/15/2027	150,000	[a]	200,489
The Boeing Company, Sr. Unscd. Notes	2.70	5/1/2022	300,000		305,264
The Boeing Company, Sr. Unscd. Notes	2.95	2/1/2030	125,000	[b]	118,953
The Boeing Company, Sr. Unscd. Notes	3.50	3/1/2039	200,000		180,018
The Boeing Company, Sr. Unscd. Notes	3.75	2/1/2050	125,000		111,234
The Boeing Company, Sr. Unscd. Notes	3.83	3/1/2059	100,000		86,151
The Boeing Company, Sr. Unscd. Notes	3.90	5/1/2049	250,000		231,033
The Boeing Company, Sr. Unscd. Notes	3.95	8/1/2059	125,000		111,401
The Boeing Company, Sr. Unscd. Notes	4.88	5/1/2025	280,000		305,370

8

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.7% (continued)
Aerospace & Defense - .5% (continued)
The Boeing Company, Sr. Unscd. Notes	5.15	5/1/2030	250,000	277,118
The Boeing Company, Sr. Unscd. Notes	5.93	5/1/2060	390,000	468,479
				5,952,191
Agriculture - .4%
Altria Group, Gtd. Notes	2.35	5/6/2025	800,000	844,491
Altria Group, Gtd. Notes	2.85	8/9/2022	500,000	520,734
Altria Group, Gtd. Notes	3.80	2/14/2024	300,000	326,749
Altria Group, Gtd. Notes	4.80	2/14/2029	300,000	352,236
Altria Group, Gtd. Notes	5.80	2/14/2039	300,000	378,736
Altria Group, Gtd. Notes	6.20	2/14/2059	150,000	203,065
Archer-Daniels-Midland, Sr. Unscd. Notes	2.50	8/11/2026	350,000	381,431
BAT Capital, Gtd. Notes	3.22	8/15/2024	310,000	332,770
BAT Capital, Gtd. Notes	3.56	8/15/2027	310,000	334,453
BAT Capital, Gtd. Notes	4.39	8/15/2037	180,000	192,276
BAT International Finance, Gtd. Notes	1.67	3/25/2026	400,000	402,080
Philip Morris International, Sr. Unscd. Notes	2.50	8/22/2022	600,000	623,143
Philip Morris International, Sr. Unscd. Notes	4.50	3/20/2042	300,000	366,414
Reynolds American, Gtd. Notes	5.70	8/15/2035	240,000	295,053
				5,553,631
Airlines - .2%
American Airlines Pass Through Trust, Ser. 2016-1, Cl. AA	3.58	1/15/2028	441,106	422,828
JetBlue Pass Through Trust, Ser. 2019-1, Cl. AA	2.75	5/15/2032	296,342	289,845
Southwest Airlines, Sr. Unscd. Notes	2.63	2/10/2030	300,000	283,569
Southwest Airlines, Sr. Unscd. Notes	5.13	6/15/2027	125,000	139,165
Southwest Airlines, Sr. Unscd. Notes	5.25	5/4/2025	200,000	222,595
United Airlines Pass Through Trust, Ser. 2013-1, Cl. A	4.30	8/15/2025	702,805	681,565
				2,039,567
Asset-Backed Ctfs./Auto Receivables - .2%
Carmax Auto Owner Trust, Ser. 2019-4, Cl. A3	2.02	11/15/2024	186,000	191,117
Ford Credit Floorplan Master Owner Trust, Ser. 2019-3, Cl. A1	2.23	9/15/2024	150,000	154,936
Mercedes-Benz Auto Receivables Trust, Ser. 2020-1, Cl. A3	0.55	2/18/2025	1,000,000	1,004,487

9

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.7% (continued)
Asset-Backed Ctfs./Auto Receivables - .2% (continued)
Nissan Auto Receivables Owner Trust, Ser. 2019-A, Cl. A3	2.90	10/16/2023	1,000,000	1,021,116
				2,371,656
Asset-Backed Ctfs./Credit Cards - .2%
American Express Credit Account Master Trust, Ser. 2019-2, Cl. A	2.67	11/15/2024	100,000	103,599
Capital One Multi-Asset Execution Trust, Ser. 2017-A3, Cl. A3	2.43	1/15/2025	280,000	288,509
Capital One Multi-Asset Execution Trust, Ser. 2019-A1, Cl. A1	2.84	12/15/2024	250,000	258,401
Discover Card Execution Note Trust, Ser. 2017-A2, Cl. A2	2.39	7/15/2024	1,250,000	1,282,539
				1,933,048
Automobiles & Components - .6%
American Honda Finance, Sr. Unscd. Notes	1.00	9/10/2025	400,000	401,249
American Honda Finance, Sr. Unscd. Notes	1.20	7/8/2025	300,000	303,224
Aptiv, Gtd. Notes	4.25	1/15/2026	400,000	459,354
BorgWarner, Sr. Unscd. Notes	3.38	3/15/2025	500,000	[b] 545,723
Cummins, Sr. Unscd. Notes	2.60	9/1/2050	100,000	95,289
Cummins, Sr. Unscd. Notes	1.50	9/1/2030	200,000	197,494
Daimler Finance North America, Gtd. Notes	8.50	1/18/2031	200,000	308,737
General Motors, Sr. Unscd. Notes	4.20	10/1/2027	180,000	195,537
General Motors, Sr. Unscd. Notes	5.15	4/1/2038	90,000	99,980
General Motors, Sr. Unscd. Notes	5.20	4/1/2045	340,000	378,775
General Motors Financial, Gtd. Notes	4.30	7/13/2025	500,000	545,526
General Motors Financial, Sr. Unscd. Notes	2.75	6/20/2025	200,000	206,645
General Motors Financial, Sr. Unscd. Notes	3.55	7/8/2022	200,000	207,806
General Motors Financial, Sr. Unscd. Notes	3.60	6/21/2030	200,000	210,603
Magna International, Sr. Unscd. Notes	2.45	6/15/2030	200,000	210,000
Toyota Motor, Sr. Unscd. Bonds	3.67	7/20/2028	200,000	231,971
Toyota Motor Credit, Sr. Unscd. Notes	0.50	8/14/2023	200,000	201,271
Toyota Motor Credit, Sr. Unscd. Notes	1.15	8/13/2027	300,000	297,895
Toyota Motor Credit, Sr. Unscd. Notes	1.80	2/13/2025	400,000	416,769
Toyota Motor Credit, Sr. Unscd. Notes	2.00	10/7/2024	370,000	388,907

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.7% (continued)
Automobiles & Components - .6% (continued)
Toyota Motor Credit, Sr. Unscd. Notes	2.15	2/13/2030	500,000	525,062
Toyota Motor Credit, Sr. Unscd. Notes	2.63	1/10/2023	500,000	524,428
				6,952,245
Banks - 5.9%
Banco Santander, Sr. Unscd. Notes	3.80	2/23/2028	400,000	441,496
Bank of America, Sr. Unscd. Notes	1.20	10/24/2026	250,000	250,389
Bank of America, Sr. Unscd. Notes	1.32	6/19/2026	200,000	201,214
Bank of America, Sr. Unscd. Notes	1.90	7/23/2031	200,000	197,590
Bank of America, Sr. Unscd. Notes	1.92	10/24/2031	250,000	247,273
Bank of America, Sr. Unscd. Notes	2.46	10/22/2025	200,000	211,220
Bank of America, Sr. Unscd. Notes	2.50	2/13/2031	470,000	487,645
Bank of America, Sr. Unscd. Notes	2.59	4/29/2031	250,000	261,938
Bank of America, Sr. Unscd. Notes	2.68	6/19/2041	145,000	146,859
Bank of America, Sr. Unscd. Notes	2.83	10/24/2051	250,000	247,911
Bank of America, Sr. Unscd. Notes	2.88	10/22/2030	300,000	322,534
Bank of America, Sr. Unscd. Notes	3.00	12/20/2023	744,000	780,720
Bank of America, Sr. Unscd. Notes	3.19	7/23/2030	130,000	142,691
Bank of America, Sr. Unscd. Notes	3.50	4/19/2026	630,000	706,487
Bank of America, Sr. Unscd. Notes	3.82	1/20/2028	310,000	350,274
Bank of America, Sr. Unscd. Notes	3.86	7/23/2024	150,000	162,546
Bank of America, Sr. Unscd. Notes	3.95	1/23/2049	75,000	89,934
Bank of America, Sr. Unscd. Notes	3.97	3/5/2029	150,000	172,341
Bank of America, Sr. Unscd. Notes	3.97	2/7/2030	300,000	345,974
Bank of America, Sr. Unscd. Notes	4.13	1/22/2024	500,000	552,647
Bank of America, Sr. Unscd. Notes	4.24	4/24/2038	160,000	192,666
Bank of America, Sr. Unscd. Notes	4.27	7/23/2029	180,000	211,283
Bank of America, Sr. Unscd. Notes	4.33	3/15/2050	145,000	182,834
Bank of America, Sr. Unscd. Notes	5.00	1/21/2044	500,000	680,799
Bank of America, Sub. Notes	4.00	1/22/2025	500,000	556,544
Bank of America, Sub. Notes, Ser. L	4.18	11/25/2027	500,000	572,704
Bank of Montreal, Sr. Unscd. Notes	2.05	11/1/2022	300,000	310,207
Bank of Montreal, Sr. Unscd. Notes, Ser. E	3.30	2/5/2024	500,000	540,246
BankUnited, Sub. Notes	5.13	6/11/2030	200,000	219,840
Barclays, Sr. Unscd. Notes	4.34	1/10/2028	200,000	225,163
Barclays, Sr. Unscd. Notes	4.38	1/12/2026	200,000	226,445
Barclays, Sr. Unscd. Notes	5.25	8/17/2045	400,000	536,155
Barclays Bank, Sr. Unscd. Notes	1.70	5/12/2022	200,000	203,776
BPCE, Gtd. Notes	4.00	4/15/2024	200,000	221,360
Canadian Imperial Bank of Commerce, Sr. Unscd. Notes	0.95	6/23/2023	200,000	202,347

11

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.7% (continued)
Banks - 5.9% (continued)
Citigroup, Sr. Unscd. Bonds	2.90	12/8/2021	500,000		513,130
Citigroup, Sr. Unscd. Notes	1.68	5/15/2024	500,000		512,223
Citigroup, Sr. Unscd. Notes	2.88	7/24/2023	500,000		519,060
Citigroup, Sr. Unscd. Notes	3.11	4/8/2026	750,000		810,769
Citigroup, Sr. Unscd. Notes	3.67	7/24/2028	500,000		559,913
Citigroup, Sr. Unscd. Notes	3.88	1/24/2039	60,000		68,970
Citigroup, Sr. Unscd. Notes	4.08	4/23/2029	100,000		114,970
Citigroup, Sr. Unscd. Notes	4.28	4/24/2048	200,000		247,499
Citigroup, Sr. Unscd. Notes	4.65	7/23/2048	150,000		194,500
Citigroup, Sr. Unscd. Notes	6.63	1/15/2028	100,000	[b]	129,242
Citigroup, Sub. Notes	5.50	9/13/2025	500,000		593,356
Citigroup, Sub. Notes	6.68	9/13/2043	500,000		762,191
Cooperatieve Rabobank, Gtd. Notes	3.95	11/9/2022	1,000,000		1,066,534
Credit Suisse, Sr. Unscd. Notes	2.10	11/12/2021	400,000		407,099
Credit Suisse, Sr. Unscd. Notes	2.80	4/8/2022	250,000		258,795
Credit Suisse, Sr. Unscd. Notes	2.95	4/9/2025	250,000		272,744
Credit Suisse Group Funding, Gtd. Notes	3.75	3/26/2025	500,000		553,874
Credit Suisse Group Funding, Gtd. Notes	4.88	5/15/2045	280,000		367,460
Deutsche Bank, Sr. Unscd. Notes	3.96	11/26/2025	400,000		428,073
Discover Bank, Sr. Unscd. Bonds	3.45	7/27/2026	500,000		549,495
Discover Bank, Sr. Unscd. Notes	4.25	3/13/2026	400,000		455,856
Fifth Third Bancorp, Sr. Unscd. Notes	2.55	5/5/2027	200,000		213,334
Fifth Third Bancorp, Sr. Unscd. Notes	3.50	3/15/2022	600,000		622,815
HSBC Holdings, Sr. Unscd. Notes	2.63	11/7/2025	400,000		419,352
HSBC Holdings, Sr. Unscd. Notes	3.90	5/25/2026	295,000		330,205
HSBC Holdings, Sr. Unscd. Notes	3.97	5/22/2030	300,000		336,341
HSBC Holdings, Sr. Unscd. Notes	4.95	3/31/2030	400,000		487,225
HSBC Holdings, Sub. Notes	4.25	3/14/2024	500,000		542,204
HSBC Holdings, Sub. Notes	6.50	5/2/2036	450,000		604,810
ING Groep, Sr. Unscd. Notes	3.15	3/29/2022	300,000		311,740
ING Groep, Sr. Unscd. Notes	3.55	4/9/2024	300,000		326,965
Intesa Sanpaolo, Gtd. Bonds	5.25	1/12/2024	400,000		443,501
JPMorgan Chase & Co., Sr. Unscd. Notes	2.08	4/22/2026	250,000		261,677
JPMorgan Chase & Co., Sr. Unscd. Notes	2.30	10/15/2025	230,000		242,146
JPMorgan Chase & Co., Sr. Unscd. Notes	2.52	4/22/2031	390,000		411,508
JPMorgan Chase & Co., Sr. Unscd. Notes	2.74	10/15/2030	220,000		235,288

12

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.7% (continued)
Banks - 5.9% (continued)
JPMorgan Chase & Co., Sr. Unscd. Notes	2.78	4/25/2023	300,000		310,483
JPMorgan Chase & Co., Sr. Unscd. Notes	3.11	4/22/2051	360,000		379,884
JPMorgan Chase & Co., Sr. Unscd. Notes	3.11	4/22/2041	75,000		80,760
JPMorgan Chase & Co., Sr. Unscd. Notes	3.20	1/25/2023	1,000,000		1,062,466
JPMorgan Chase & Co., Sr. Unscd. Notes	3.30	4/1/2026	500,000		556,226
JPMorgan Chase & Co., Sr. Unscd. Notes	3.51	1/23/2029	135,000		151,609
JPMorgan Chase & Co., Sr. Unscd. Notes	3.80	7/23/2024	140,000		151,773
JPMorgan Chase & Co., Sr. Unscd. Notes	3.90	1/23/2049	105,000		126,264
JPMorgan Chase & Co., Sr. Unscd. Notes	3.96	11/15/2048	200,000		241,351
JPMorgan Chase & Co., Sr. Unscd. Notes	4.01	4/23/2029	200,000		232,065
JPMorgan Chase & Co., Sr. Unscd. Notes	4.20	7/23/2029	150,000		176,519
JPMorgan Chase & Co., Sr. Unscd. Notes	4.26	2/22/2048	400,000		503,745
JPMorgan Chase & Co., Sr. Unscd. Notes	4.49	3/24/2031	300,000		363,030
JPMorgan Chase & Co., Sub. Notes	3.63	12/1/2027	500,000		556,706
JPMorgan Chase & Co., Sub. Notes	3.88	9/10/2024	500,000		553,819
JPMorgan Chase & Co., Sub. Notes	4.13	12/15/2026	500,000		579,581
KeyBank, Sr. Unscd. Notes	3.30	6/1/2025	400,000		445,042
KeyBank, Sub. Notes	6.95	2/1/2028	100,000		128,595
Kreditanstalt Fuer Wiederaufbau, Gov't Gtd. Bonds	0.38	7/18/2025	245,000		243,803
Kreditanstalt Fuer Wiederaufbau, Gov't Gtd. Bonds	2.50	2/15/2022	300,000		308,884
Kreditanstalt Fuer Wiederaufbau, Gov't Gtd. Notes	0.25	10/19/2023	800,000		799,791
Kreditanstalt Fuer Wiederaufbau, Gov't Gtd. Notes	1.75	8/22/2022	210,000		215,794
Kreditanstalt Fuer Wiederaufbau, Gov't Gtd. Notes	2.00	5/2/2025	1,100,000	[b]	1,175,743
Kreditanstalt Fuer Wiederaufbau, Gov't Gtd. Notes	2.13	3/7/2022	620,000		636,168
Kreditanstalt Fuer Wiederaufbau, Gov't Gtd. Notes	2.38	12/29/2022	805,000		842,582

13

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.7% (continued)
Banks - 5.9% (continued)
Landwirtschaftliche Rentenbank, Gov't Gtd. Notes	2.38	6/10/2025	500,000	542,820
Landwirtschaftliche Rentenbank, Gov't Gtd. Notes	3.13	11/14/2023	400,000	434,265
Lloyds Banking Group, Sr. Unscd. Notes	1.33	6/15/2023	200,000	201,677
Lloyds Banking Group, Sr. Unscd. Notes	3.87	7/9/2025	250,000	272,904
Lloyds Banking Group, Sr. Unscd. Notes	4.55	8/16/2028	500,000	590,419
Lloyds Banking Group, Sub. Notes	4.58	12/10/2025	820,000	910,466
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	1.41	7/17/2025	200,000	203,428
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	2.05	7/17/2030	200,000	202,068
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	3.00	2/22/2022	500,000	516,588
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	3.68	2/22/2027	500,000	563,183
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	3.76	7/26/2023	300,000	325,108
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	4.29	7/26/2038	200,000	242,326
Mizuho Financial Group, Sr. Unscd. Bonds	2.84	9/13/2026	500,000	544,734
Mizuho Financial Group, Sr. Unscd. Notes	1.24	7/10/2024	200,000	202,087
Mizuho Financial Group, Sr. Unscd. Notes	2.20	7/10/2031	200,000	202,235
Morgan Stanley, Sr. Unscd. Notes	2.70	1/22/2031	175,000	187,057
Morgan Stanley, Sr. Unscd. Notes	2.72	7/22/2025	100,000	106,706
Morgan Stanley, Sr. Unscd. Notes	3.13	1/23/2023	150,000	158,567
Morgan Stanley, Sr. Unscd. Notes	3.63	1/20/2027	380,000	430,485
Morgan Stanley, Sr. Unscd. Notes	3.75	2/25/2023	500,000	536,865
Morgan Stanley, Sr. Unscd. Notes	3.77	1/24/2029	180,000	205,455
Morgan Stanley, Sr. Unscd. Notes	4.00	7/23/2025	500,000	568,558
Morgan Stanley, Sr. Unscd. Notes	4.38	1/22/2047	500,000	656,948
Morgan Stanley, Sr. Unscd. Notes	7.25	4/1/2032	300,000	453,840
Morgan Stanley, Sub. Notes	3.95	4/23/2027	500,000	565,102
Morgan Stanley, Sub. Notes	4.10	5/22/2023	500,000	541,542
National Australia Bank, Sr. Unscd. Notes	1.88	12/13/2022	250,000	257,946
National Australia Bank, Sr. Unscd. Notes	2.50	7/12/2026	500,000	541,651
Natwest Group, Sr. Unscd. Notes	4.80	4/5/2026	500,000	581,011

14

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.7% (continued)
Banks - 5.9% (continued)
Northern Trust, Sub. Notes	3.95	10/30/2025	846,000		972,189
PNC Bank, Sr. Unscd. Notes	2.63	2/17/2022	500,000		514,105
PNC Bank, Sub. Notes	3.80	7/25/2023	500,000		544,220
Royal Bank of Canada, Sr. Unscd. Notes	1.15	6/10/2025	200,000		203,441
Royal Bank of Canada, Sr. Unscd. Notes	1.60	4/17/2023	250,000	[b]	257,169
Royal Bank of Canada, Sr. Unscd. Notes	1.95	1/17/2023	200,000		206,743
State Street, Sr. Unscd. Notes	3.15	3/30/2031	300,000	[a]	340,408
State Street, Sr. Unscd. Notes	3.55	8/18/2025	290,000		328,205
State Street, Sr. Unscd. Notes	3.70	11/20/2023	250,000		274,764
State Street, Sub. Notes	3.03	11/1/2034	225,000		245,069
Sumitomo Mitsui Banking, Gtd. Bonds	3.00	1/18/2023	290,000		305,456
Sumitomo Mitsui Financial Group, Sr. Unscd. Notes	3.45	1/11/2027	160,000		177,854
Sumitomo Mitsui Financial Group, Sr. Unscd. Notes	3.78	3/9/2026	500,000		568,131
SVB Financial Group, Sr. Unscd. Notes	3.13	6/5/2030	200,000		218,721
The Bank of Nova Scotia, Sr. Unscd. Notes	1.30	6/11/2025	200,000		203,885
The Bank of Nova Scotia, Sr. Unscd. Notes	1.63	5/1/2023	250,000		256,818
The Bank of Nova Scotia, Sr. Unscd. Notes	2.00	11/15/2022	180,000		186,107
The Bank of Nova Scotia, Sr. Unscd. Notes	3.40	2/11/2024	500,000		543,079
The Bank of Nova Scotia, Sub. Notes	4.50	12/16/2025	500,000		577,476
The Goldman Sachs Group, Sr. Unscd. Bonds	4.22	5/1/2029	200,000		233,273
The Goldman Sachs Group, Sr. Unscd. Notes	2.35	11/15/2021	500,000		500,333
The Goldman Sachs Group, Sr. Unscd. Notes	3.63	2/20/2024	500,000		543,993
The Goldman Sachs Group, Sr. Unscd. Notes	3.63	1/22/2023	500,000		533,608
The Goldman Sachs Group, Sr. Unscd. Notes	3.81	4/23/2029	150,000		171,045
The Goldman Sachs Group, Sr. Unscd. Notes	3.85	1/26/2027	730,000		821,823
The Goldman Sachs Group, Sr. Unscd. Notes	6.25	2/1/2041	700,000		1,047,106
The Goldman Sachs Group, Sub. Notes	4.25	10/21/2025	130,000		147,806

15

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.7% (continued)
Banks - 5.9% (continued)
The Goldman Sachs Group, Sub. Notes	6.75	10/1/2037	500,000		728,437
The Korea Development Bank, Sr. Unscd. Notes	2.75	3/19/2023	300,000		316,263
The PNC Financial Services Group, Sr. Unscd. Notes	2.20	11/1/2024	500,000		529,762
The PNC Financial Services Group, Sr. Unscd. Notes	2.55	1/22/2030	300,000		322,857
The PNC Financial Services Group, Sr. Unscd. Notes	3.45	4/23/2029	200,000		228,526
The Toronto-Dominion Bank, Sr. Unscd. Notes	0.75	6/12/2023	200,000		201,414
The Toronto-Dominion Bank, Sr. Unscd. Notes	1.15	6/12/2025	200,000		203,187
The Toronto-Dominion Bank, Sr. Unscd. Notes	1.90	12/1/2022	300,000		309,810
The Toronto-Dominion Bank, Sr. Unscd. Notes	3.50	7/19/2023	350,000		379,660
Truist Bank, Sr. Unscd. Notes	2.15	12/6/2024	250,000		264,356
Truist Bank, Sr. Unscd. Notes	2.75	5/1/2023	500,000		527,047
Truist Financial, Sr. Unscd. Notes	1.20	8/5/2025	200,000		203,900
Truist Financial, Sr. Unscd. Notes	1.95	6/5/2030	200,000	[b]	206,184
Truist Financial, Sr. Unscd. Notes	2.50	8/1/2024	200,000		213,215
Truist Financial, Sr. Unscd. Notes	3.70	6/5/2025	300,000		337,912
U.S. Bancorp, Sr. Unscd. Notes	1.38	7/22/2030	200,000		197,718
U.S. Bancorp, Sr. Unscd. Notes	3.00	3/15/2022	900,000		931,768
US Bank, Sr. Unscd. Notes	1.80	1/21/2022	250,000		254,428
US Bank, Sr. Unscd. Notes	3.40	7/24/2023	350,000		377,893
Wells Fargo & Co., Sr. Unscd. Notes	2.16	2/11/2026	145,000		150,725
Wells Fargo & Co., Sr. Unscd. Notes	2.19	4/30/2026	400,000		416,294
Wells Fargo & Co., Sr. Unscd. Notes	2.57	2/11/2031	545,000		568,273
Wells Fargo & Co., Sr. Unscd. Notes	3.07	4/30/2041	400,000		415,316
Wells Fargo & Co., Sr. Unscd. Notes	3.07	1/24/2023	470,000		484,219
Wells Fargo & Co., Sr. Unscd. Notes	3.55	9/29/2025	200,000		222,747
Wells Fargo & Co., Sr. Unscd. Notes	4.15	1/24/2029	135,000		157,226
Wells Fargo & Co., Sub. Notes	4.10	6/3/2026	500,000		565,641
Wells Fargo & Co., Sub. Notes	4.30	7/22/2027	500,000		574,029
Wells Fargo & Co., Sub. Notes	4.65	11/4/2044	500,000		606,529
Wells Fargo & Co., Sub. Notes	4.75	12/7/2046	500,000		614,279
Wells Fargo & Co., Sub. Notes, Ser. M	3.45	2/13/2023	500,000		530,805
Wells Fargo Bank, Sr. Unscd. Notes	3.55	8/14/2023	300,000		324,679
Westpac Banking, Sr. Unscd. Notes	2.00	1/13/2023	300,000		310,559
Westpac Banking, Sr. Unscd. Notes	2.85	5/13/2026	200,000		220,272
				72,964,397

16

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.7% (continued)
Beverage Products - .6%
Anheuser-Busch InBev Finance, Gtd. Notes	4.00	1/17/2043	700,000		761,088
Anheuser-Busch InBev Worldwide, Gtd. Notes	3.50	6/1/2030	100,000		113,008
Anheuser-Busch InBev Worldwide, Gtd. Notes	3.65	2/1/2026	315,000		353,343
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.00	4/13/2028	500,000		575,753
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.60	6/1/2060	140,000		167,116
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.60	4/15/2048	250,000		296,645
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.70	2/1/2036	590,000		723,041
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.75	1/23/2029	285,000		345,148
Anheuser-Busch InBev Worldwide, Gtd. Notes	5.45	1/23/2039	120,000		154,995
Anheuser-Busch InBev Worldwide, Gtd. Notes	5.80	1/23/2059	300,000		422,368
Constellation Brands, Sr. Unscd. Notes	2.88	5/1/2030	400,000		431,073
Diageo Capital, Gtd. Notes	2.38	10/24/2029	300,000		319,170
Diageo Investment, Gtd. Notes	4.25	5/11/2042	250,000		306,899
Keurig Dr Pepper, Gtd. Notes	4.06	5/25/2023	215,000		233,470
Molson Coors Beverage, Gtd. Notes	4.20	7/15/2046	150,000		156,748
PepsiCo, Sr. Unscd. Notes	2.63	7/29/2029	400,000		439,791
PepsiCo, Sr. Unscd. Notes	3.50	7/17/2025	500,000		562,109
PepsiCo, Sr. Unscd. Notes	3.63	3/19/2050	300,000		361,921
PepsiCo, Sr. Unscd. Notes	4.45	4/14/2046	210,000		276,595
The Coca-Cola Company, Sr. Unscd. Notes	1.00	3/15/2028	300,000		297,889
The Coca-Cola Company, Sr. Unscd. Notes	1.38	3/15/2031	200,000		198,951
The Coca-Cola Company, Sr. Unscd. Notes	2.50	3/15/2051	300,000		296,518
				7,793,639
Building Materials - .0%
Carrier Global, Sr. Unscd. Notes	2.72	2/15/2030	115,000	[a]	120,399
Carrier Global, Sr. Unscd. Notes	3.38	4/5/2040	75,000	[a]	79,554
Carrier Global, Sr. Unscd. Notes	3.58	4/5/2050	95,000	[a]	102,606
Johnson Controls International, Sr. Unscd. Notes	5.13	9/14/2045	10,000		13,046
Owens Corning, Sr. Unscd. Notes	7.00	12/1/2036	69,000		94,241
				409,846

17

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.7% (continued)
Chemicals - .4%
Celanese US Holdings, Gtd. Notes	4.63	11/15/2022	350,000		377,638
DuPont de Nemours, Sr. Unscd. Notes	4.21	11/15/2023	100,000		110,042
DuPont de Nemours, Sr. Unscd. Notes	4.49	11/15/2025	100,000		115,503
DuPont de Nemours, Sr. Unscd. Notes	4.73	11/15/2028	100,000		119,772
DuPont de Nemours, Sr. Unscd. Notes	5.42	11/15/2048	125,000		168,476
Ecolab, Sr. Unscd. Notes	1.30	1/30/2031	300,000		294,240
Ecolab, Sr. Unscd. Notes	2.13	8/15/2050	325,000	[b]	291,715
Ecolab, Sr. Unscd. Notes	2.70	11/1/2026	250,000		277,196
Linde, Gtd. Notes	2.45	2/15/2022	400,000		408,432
LYB International Finance, Gtd. Bonds	4.00	7/15/2023	350,000		379,268
LYB International Finance III, Gtd. Notes	3.80	10/1/2060	250,000		241,836
Nutrien, Sr. Unscd. Notes	3.63	3/15/2024	200,000		217,588
Nutrien, Sr. Unscd. Notes	5.25	1/15/2045	200,000		255,989
The Dow Chemical Company, Sr. Unscd. Bonds	7.38	11/1/2029	500,000		699,091
The Dow Chemical Company, Sr. Unscd. Notes	3.63	5/15/2026	250,000		279,048
The Dow Chemical Company, Sr. Unscd. Notes	4.38	11/15/2042	300,000		342,277
The Mosaic Company, Sr. Unscd. Notes	4.25	11/15/2023	300,000		326,361
The Sherwin-Williams Company, Sr. Unscd. Notes	4.50	6/1/2047	100,000		124,950
				5,029,422
Collateralized Municipal-Backed Securities - 1.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K017, Cl. A2	2.87	12/25/2021	761,340	[c]	779,295
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K032, Cl. A1	3.02	2/25/2023	188,473	[c]	193,901
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K039, Cl. A2	3.30	7/25/2024	1,000,000	[c]	1,095,595
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K043, Cl. A2	3.06	12/25/2024	648,000	[c]	709,600

18

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.7% (continued)
Collateralized Municipal-Backed Securities - 1.0% (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K047, Cl. A2	3.33	5/25/2025	1,000,000	[c]	1,116,572
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K056, Cl. A2	2.53	5/25/2026	1,300,000	[c]	1,412,410
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K091, Cl. A2	3.51	3/25/2029	400,000	[c]	470,330
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K092, Cl. A2	3.30	4/25/2029	400,000	[c]	464,755
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K103, Cl. A2	2.65	11/25/2029	400,000	[c]	447,227
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K104, Cl. A2	2.25	1/25/2030	400,000	[c]	435,374
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K106, Cl. A1	1.78	5/25/2029	298,294	[c]	311,143
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K112, Cl. A2	1.31	5/25/2030	200,000	[c]	202,454
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K-1516, Cl. A2	1.72	5/25/2035	400,000	[c]	403,088
Federal National Mortgage Association, Ser. 2013-M14, Cl. APT	2.62	4/25/2023	153,918	[c]	154,906
Federal National Mortgage Association, Ser. 2017-M12, Cl. A2	3.08	6/25/2027	975,000	[c]	1,101,605
Federal National Mortgage Association, Ser. 2017-M8, Cl. A1	2.65	5/25/2027	390,219	[c]	406,734
Federal National Mortgage Association, Ser. 2018-M1, Cl. A2	2.98	12/25/2027	1,000,000	[c]	1,131,231
Federal National Mortgage Association, Ser. 2018-M10, Cl. A2	3.37	7/25/2028	750,000	[c]	864,820
Federal National Mortgage Association, Ser. 2019-M12, Cl. A2	2.89	6/25/2029	500,000	[c]	553,489

19

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.7% (continued)
Collateralized Municipal-Backed Securities - 1.0% (continued)
Federal National Mortgage Association, Ser. 2019-M5, Cl. A2	3.27	2/25/2029	200,000	[c] 229,077
				12,483,606
Commercial & Professional Services - .3%
Duke University, Unscd. Bonds, Ser. 2020	2.76	10/1/2050	100,000	101,862
Equifax, Sr. Unscd. Notes	2.60	12/1/2024	400,000	426,101
Global Payments, Sr. Unscd. Notes	4.80	4/1/2026	500,000	584,379
IHS Markit, Sr. Unscd. Notes	3.63	5/1/2024	223,000	241,506
Moody's, Sr. Unscd. Notes	2.55	8/18/2060	250,000	223,556
PayPal Holdings, Sr. Unscd. Notes	1.65	6/1/2025	400,000	414,439
PayPal Holdings, Sr. Unscd. Notes	2.85	10/1/2029	95,000	103,502
PayPal Holdings, Sr. Unscd. Notes	3.25	6/1/2050	300,000	323,462
President & Fellows of Harvard College, Unscd. Bonds	3.15	7/15/2046	450,000	507,863
The Cleveland Clinic Foundation, Unscd. Bonds	4.86	1/1/2114	150,000	200,387
The Leland Stanford Junior University, Unscd. Bonds	3.65	5/1/2048	105,000	126,873
University of Southern California, Sr. Unscd. Notes	5.25	10/1/2111	40,000	60,527
William Marsh Rice University, Unscd. Bonds	3.57	5/15/2045	250,000	293,426
				3,607,883
Commercial Mortgage Pass-Through Ctfs. - 1.4%
BANK, Ser. 2019-BN21, Cl. A5	2.85	10/17/2052	400,000	439,932
BBCMS Mortgage Trust, Ser. 2020-C7, Cl. AS	2.44	4/15/2053	200,000	206,660
Benchmark Mortgage Trust, Ser. 2019-B10, Cl. A4	3.72	3/15/2062	300,000	346,453
Benchmark Mortgage Trust, Ser. 2020-IG1, Cl. A3	2.69	9/15/2043	400,000	431,080
CFCRE Commercial Mortgage Trust, Ser. 2017-C8, Cl. A4	3.57	6/15/2050	500,000	555,406
Citigroup Commercial Mortgage Trust, Ser. 2014-GC23, Cl. A4	3.62	7/10/2047	1,000,000	1,082,685
Commercial Mortgage Trust, Ser. 2013-CR11, Cl. B	5.11	8/10/2050	750,000	793,959
Commercial Mortgage Trust, Ser. 2014-CR16, Cl. A4	4.05	4/10/2047	200,000	218,908
Commercial Mortgage Trust, Ser. 2016-CR28, Cl. A4	3.76	2/10/2049	1,035,000	1,160,237
GS Mortgage Securities Trust, Ser. 2014-GC18, Cl. A3	3.80	1/10/2047	453,580	481,167
GS Mortgage Securities Trust, Ser. 2019-GC42, Cl. A4	3.00	9/1/2052	250,000	275,317

20

Description	Coupon Rate (%)	Maturity| Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.7% (continued)
Commercial Mortgage Pass-Through Ctfs. - 1.4% (continued)
GS Mortgage Securities Trust, Ser. 2020-GC45, Cl. AS	3.17	2/13/2053	200,000	219,733
J.P. Morgan Chase Commercial Mortgage Securities Trust, Ser. 2012-LC9, Cl. A5	2.84	12/15/2047	795,157	818,116
JPMBB Commercial Mortgage Securities Trust, Ser. 2013-C15, Cl. A5	4.13	11/15/2045	500,000	540,508
JPMBB Commercial Mortgage Securities Trust, Ser. 2014-C24, Cl. A5	3.64	11/15/2047	725,000	789,360
JPMBB Commercial Mortgage Securities Trust, Ser. 2015-C33, Cl. A4	3.77	12/15/2048	2,000,000	2,242,223
Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2015-C20, Cl. A4	3.25	2/15/2048	1,175,000	1,263,732
SG Commercial Mortgage Securities Trust, Ser. 2016-C5, Cl. A4	3.06	10/10/2048	2,000,000	2,143,749
UBS Commercial Mortgage Trust, Ser. 2018-C12, Cl. A5	4.30	8/15/2051	500,000	591,310
UBS-Barclays Commercial Mortgage Trust, Ser. 2013-C6, Cl. A4	3.24	4/10/2046	412,000	430,717
Wells Fargo Commercial Mortgage Trust, Ser. 2017-RC1, Cl. A2	3.12	1/15/2060	490,338	500,613
Wells Fargo Commercial Mortgage Trust, Ser. 2018-C44, Cl. A5	4.21	5/15/2051	900,000	1,050,285
Wells Fargo Commercial Mortgage Trust, Ser. 2019-C50, Cl. ASB	3.64	5/15/2052	200,000	226,617
WF-RBS Commercial Mortgage Trust, Ser. 2013-C14, Cl. ASB	2.98	6/15/2046	295,927	302,405
				17,111,172
Consumer Discretionary - .0%
Sands China, Sr. Unscd. Notes	4.38	6/18/2030	200,000	[a] 205,604
Consumer Durables & Apparel - .1%
Nike, Sr. Unscd. Notes	2.25	5/1/2023	300,000	312,931
Nike, Sr. Unscd. Notes	3.38	3/27/2050	300,000	344,182
Nike, Sr. Unscd. Notes	3.63	5/1/2043	300,000	352,524
Ralph Lauren, Sr. Unscd. Notes	2.95	6/15/2030	200,000	207,527
				1,217,164
Consumer Staples - .3%
Church & Dwight, Sr. Unscd. Notes	3.95	8/1/2047	300,000	357,690
Colgate-Palmolive, Sr. Unscd. Notes	2.45	11/15/2021	500,000	511,515
Kimberly-Clark, Sr. Unscd. Notes	3.10	3/26/2030	300,000	342,195
The Clorox Company, Sr. Unscd. Notes	3.80	11/15/2021	200,000	207,020

21

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.7% (continued)
Consumer Staples - .3% (continued)
The Estee Lauder Companies, Sr. Unscd. Notes	2.00	12/1/2024	320,000		337,715
The Estee Lauder Companies, Sr. Unscd. Notes	2.38	12/1/2029	300,000		323,074
The Estee Lauder Companies, Sr. Unscd. Notes	2.60	4/15/2030	300,000		326,167
Unilever Capital, Gtd. Notes	1.38	9/14/2030	500,000		497,205
Unilever Capital, Gtd. Notes	5.90	11/15/2032	250,000		363,868
				3,266,449
Diversified Financials - .9%
AerCap Ireland Capital, Gtd. Notes	3.50	5/26/2022	500,000		508,208
AerCap Ireland Capital, Gtd. Notes	3.95	2/1/2022	500,000		508,989
Affiliated Managers Group, Sr. Unscd. Notes	3.50	8/1/2025	250,000		275,320
Air Lease, Sr. Unscd. Notes	3.38	7/1/2025	300,000		307,528
Air Lease, Sr. Unscd. Notes	3.75	2/1/2022	100,000		102,300
Ally Financial, Sr. Unscd. Notes	3.88	5/21/2024	200,000		215,254
Ally Financial, Sr. Unscd. Notes	5.80	5/1/2025	250,000		292,004
American Express, Sub. Notes	3.63	12/5/2024	500,000		552,166
Ares Capital, Sr. Unscd. Notes	3.50	2/10/2023	300,000		309,491
Blackrock, Sr. Unscd. Notes	3.50	3/18/2024	250,000		274,588
Blackstone, Sr. Unscd. Notes	3.63	1/15/2026	300,000	[a]	297,169
Capital One Financial, Sub. Notes	3.75	7/28/2026	750,000		823,676
CME Group, Sr. Unscd. Notes	3.00	3/15/2025	250,000		273,883
GE Capital Funding, Gtd. Notes	4.05	5/15/2027	100,000	[a]	108,618
GE Capital International Funding, Gtd. Notes	4.42	11/15/2035	1,100,000		1,190,494
Intercontinental Exchange, Gtd. Notes	4.00	10/15/2023	350,000		384,771
Intercontinental Exchange, Sr. Unscd. Notes	2.10	6/15/2030	200,000		206,958
Intercontinental Exchange, Sr. Unscd. Notes	2.65	9/15/2040	75,000		75,233
Intercontinental Exchange, Sr. Unscd. Notes	3.00	9/15/2060	75,000		75,741
Intercontinental Exchange, Sr. Unscd. Notes	3.00	6/15/2050	200,000		210,741
Intercontinental Exchange, Sr. Unscd. Notes	4.25	9/21/2048	75,000		91,894
Invesco Finance, Gtd. Notes	4.00	1/30/2024	250,000		273,557
Jefferies Group, Sr. Unscd. Debs.	6.45	6/8/2027	35,000		43,486
Jefferies Group, Sr. Unscd. Notes	5.13	1/20/2023	150,000		163,446
Legg Mason, Sr. Unscd. Notes	5.63	1/15/2044	200,000		273,769
Mastercard, Sr. Unscd. Notes	3.85	3/26/2050	500,000		621,756
Nasdaq, Sr. Unscd. Notes	4.25	6/1/2024	250,000		278,504

22

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.7% (continued)
Diversified Financials - .9% (continued)
Synchrony Financial, Sr. Unscd. Notes	4.25	8/15/2024	500,000	547,303
Visa, Sr. Unscd. Notes	0.75	8/15/2027	300,000	295,631
Visa, Sr. Unscd. Notes	1.10	2/15/2031	300,000	289,592
Visa, Sr. Unscd. Notes	2.00	8/15/2050	140,000	128,019
Visa, Sr. Unscd. Notes	3.65	9/15/2047	55,000	67,435
Visa, Sr. Unscd. Notes	4.15	12/14/2035	270,000	345,307
Visa, Sr. Unscd. Notes	4.30	12/14/2045	200,000	261,386
				10,674,217
Educational Services - .0%
California Institute of Technology, Unscd. Bonds	4.32	8/1/2045	110,000	143,322
Electronic Components - .2%
Allegion US Holding, Gtd. Notes	3.20	10/1/2024	400,000	428,392
Arrow Electronics, Sr. Unscd. Notes	4.50	3/1/2023	500,000	533,852
Emerson Electric, Sr. Unscd. Notes	2.63	2/15/2023	260,000	271,977
Jabil, Sr. Unscd. Notes	3.00	1/15/2031	200,000	202,295
Roper Technologies, Sr. Unscd. Notes	1.00	9/15/2025	300,000	301,871
Roper Technologies, Sr. Unscd. Notes	1.40	9/15/2027	300,000	300,037
Roper Technologies, Sr. Unscd. Notes	3.80	12/15/2026	500,000	574,319
				2,612,743
Energy - 2.2%
Baker Hughes Co-Obligor, Sr. Unscd. Notes	4.49	5/1/2030	400,000	454,051
BP Capital Markets, Gtd. Notes	2.50	11/6/2022	400,000	416,425
BP Capital Markets America, Gtd. Notes	3.25	5/6/2022	700,000	729,901
BP Capital Markets America, Gtd. Notes	3.63	4/6/2030	300,000	338,585
BP Capital Markets America, Gtd. Notes	3.80	9/21/2025	300,000	336,461
BP Capital Markets America, Gtd. Notes	3.94	9/21/2028	300,000	343,674
BP Capital Markets America, Gtd. Notes	4.23	11/6/2028	100,000	116,235
Canadian Natural Resources, Sr. Unscd. Notes	6.25	3/15/2038	200,000	232,418
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	5.88	3/31/2025	180,000	203,888
Chevron, Sr. Unscd. Notes	2.24	5/11/2030	180,000	188,618
Chevron, Sr. Unscd. Notes	2.95	5/16/2026	295,000	326,473
Chevron, Sr. Unscd. Notes	3.08	5/11/2050	300,000	310,383

23

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity| Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.7% (continued)
Energy - 2.2% (continued)
Chevron, Sr. Unscd. Notes	3.33	11/17/2025	165,000		184,364
Chevron USA, Gtd. Notes	2.34	8/12/2050	35,000		31,723
CNOOC Finance 2013, Gtd. Notes	3.00	5/9/2023	500,000		523,493
Concho Resources, Gtd. Notes	4.30	8/15/2028	200,000		229,524
Concho Resources, Gtd. Notes	4.88	10/1/2047	60,000		73,912
ConocoPhillips, Gtd. Notes	4.95	3/15/2026	150,000		178,659
ConocoPhillips, Gtd. Notes	5.95	3/15/2046	250,000		357,836
ConocoPhillips, Sr. Unscd. Notes	6.95	4/15/2029	125,000		170,880
Devon Energy, Sr. Unscd. Notes	5.85	12/15/2025	71,000		79,297
Ecopetrol, Sr. Unscd. Notes	7.38	9/18/2043	300,000		375,978
Enable Midstream Partners, Sr. Unscd. Notes	5.00	5/15/2044	250,000		206,216
Enbridge, Gtd. Notes	4.25	12/1/2026	500,000		572,984
Energy Transfer Operating, Gtd. Notes	3.75	5/15/2030	200,000		196,303
Energy Transfer Operating, Gtd. Notes	5.00	5/15/2050	300,000		279,994
Energy Transfer Operating, Gtd. Notes	5.15	2/1/2043	500,000		466,258
Energy Transfer Operating, Gtd. Notes	6.25	4/15/2049	95,000		100,197
Enterprise Products Operating, Gtd. Notes	3.13	7/31/2029	300,000		323,686
Enterprise Products Operating, Gtd. Notes	3.35	3/15/2023	600,000		635,739
Enterprise Products Operating, Gtd. Notes	3.70	2/15/2026	200,000		223,881
Enterprise Products Operating, Gtd. Notes	3.95	1/31/2060	95,000		93,098
Enterprise Products Operating, Gtd. Notes	4.25	2/15/2048	75,000		80,645
Enterprise Products Operating, Gtd. Notes	4.90	5/15/2046	500,000		562,777
EOG Resources, Sr. Unscd. Notes	3.90	4/1/2035	200,000		223,863
Equinor, Gtd. Notes	3.63	4/6/2040	200,000		225,909
Equinor ASA, Gtd. Notes	2.65	1/15/2024	500,000		529,932
Exxon Mobil, Sr. Unscd. Notes	1.57	4/15/2023	250,000		257,017
Exxon Mobil, Sr. Unscd. Notes	2.28	8/16/2026	155,000		165,612
Exxon Mobil, Sr. Unscd. Notes	2.61	10/15/2030	345,000		366,369
Exxon Mobil, Sr. Unscd. Notes	3.00	8/16/2039	430,000		434,752
Exxon Mobil, Sr. Unscd. Notes	3.10	8/16/2049	230,000		229,083
Exxon Mobil, Sr. Unscd. Notes	3.45	4/15/2051	135,000		143,068
Exxon Mobil, Sr. Unscd. Notes	4.11	3/1/2046	250,000		286,827
Halliburton, Sr. Unscd. Notes	3.80	11/15/2025	415,000	[b]	450,127
Hess, Sr. Unscd. Notes	4.30	4/1/2027	250,000		258,760

24

Description	Coupon Rate (%)	Maturity| Date	Principal| Amount ($)	Value ($)
Bonds and Notes - 99.7% (continued)
Energy - 2.2% (continued)
Hess, Sr. Unscd. Notes	5.60	2/15/2041	250,000	268,205
HollyFrontier, Sr. Unscd. Bonds	5.88	4/1/2026	480,000	506,703
Kinder Morgan, Gtd. Notes	4.30	3/1/2028	500,000	565,195
Kinder Morgan Energy Partners, Gtd. Notes	3.50	9/1/2023	500,000	531,678
Kinder Morgan Energy Partners, Gtd. Notes	5.00	3/1/2043	300,000	330,814
Kinder Morgan Energy Partners, Gtd. Notes	7.40	3/15/2031	350,000	453,327
Marathon Oil, Sr. Unscd. Notes	6.60	10/1/2037	300,000	309,004
Marathon Petroleum, Sr. Unscd. Notes	4.75	9/15/2044	300,000	294,500
MPLX, Sr. Unscd. Notes	4.50	4/15/2038	105,000	106,374
MPLX, Sr. Unscd. Notes	4.88	12/1/2024	500,000	560,202
MPLX, Sr. Unscd. Notes	4.90	4/15/2058	115,000	114,705
MPLX, Sr. Unscd. Notes	5.50	2/15/2049	150,000	165,864
Nexen, Gtd. Notes	5.88	3/10/2035	125,000	174,224
Noble Energy, Sr. Unscd. Notes	3.90	11/15/2024	200,000	221,205
ONEOK, Gtd. Notes	4.00	7/13/2027	300,000	309,840
ONEOK, Gtd. Notes	4.50	3/15/2050	300,000	265,999
ONEOK Partners, Gtd. Notes	5.00	9/15/2023	500,000	539,516
ONEOK Partners, Gtd. Notes	6.85	10/15/2037	60,000	67,169
Phillips 66, Gtd. Notes	4.88	11/15/2044	202,000	222,866
Plains All American Pipeline, Sr. Unscd. Notes	3.85	10/15/2023	300,000	313,720
Plains All American Pipeline, Sr. Unscd. Notes	4.90	2/15/2045	250,000	224,267
Sabine Pass Liquefaction, Sr. Scd. Notes	5.00	3/15/2027	600,000	673,585
Sabine Pass Liquefaction, Sr. Scd. Notes	5.63	4/15/2023	300,000	327,832
Shell International Finance, Gtd. Notes	2.38	4/6/2025	250,000	266,987
Shell International Finance, Gtd. Notes	2.38	11/7/2029	400,000	418,744
Shell International Finance, Gtd. Notes	2.75	4/6/2030	250,000	269,692
Shell International Finance, Gtd. Notes	2.88	5/10/2026	185,000	204,624
Shell International Finance, Gtd. Notes	3.25	4/6/2050	250,000	257,504
Shell International Finance, Gtd. Notes	3.25	5/11/2025	560,000	619,003
Shell International Finance, Gtd. Notes	4.13	5/11/2035	260,000	309,244

25

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.7% (continued)
Energy - 2.2% (continued)
Spectra Energy Partners, Gtd. Notes	5.95	9/25/2043	200,000	248,426
Suncor Energy, Sr. Unscd. Notes	4.00	11/15/2047	50,000	49,315
Suncor Energy, Sr. Unscd. Notes	6.50	6/15/2038	300,000	375,493
Sunoco Logistics Partners Operations, Gtd. Notes	4.95	1/15/2043	200,000	179,118
Sunoco Logistics Partners Operations, Gtd. Notes	5.40	10/1/2047	110,000	106,153
Tennessee Gas Pipeline, Gtd. Debs.	7.63	4/1/2037	70,000	92,489
The Williams Companies, Sr. Unscd. Notes	3.75	6/15/2027	150,000	163,495
The Williams Companies, Sr. Unscd. Notes	4.00	9/15/2025	100,000	110,439
The Williams Companies, Sr. Unscd. Notes	6.30	4/15/2040	400,000	483,516
Total Capital International, Gtd. Notes	2.83	1/10/2030	170,000	[b] 185,434
Total Capital International, Gtd. Notes	3.46	7/12/2049	50,000	53,150
TransCanada Pipelines, Sr. Unscd. Notes	3.75	10/16/2023	500,000	537,947
TransCanada Pipelines, Sr. Unscd. Notes	4.88	5/15/2048	60,000	72,646
TransCanada Pipelines, Sr. Unscd. Notes	6.20	10/15/2037	75,000	101,347
TransCanada Pipelines, Sr. Unscd. Notes	7.63	1/15/2039	300,000	454,870
Valero Energy, Gtd. Notes	7.50	4/15/2032	170,000	219,368
Valero Energy, Sr. Unscd. Notes	6.63	6/15/2037	165,000	194,236
				27,035,909
Environmental Control - .1%
Republic Services, Sr. Unscd. Notes	2.50	8/15/2024	200,000	212,569
Waste Management, Gtd. Notes	3.50	5/15/2024	500,000	544,090
Waste Management, Gtd. Notes	4.15	7/15/2049	250,000	315,679
				1,072,338
Financials - .0%
Brookfield Asset Management, Sr. Unscd. Notes	4.00	1/15/2025	250,000	279,007
Food Products - .4%
Campbell Soup, Sr. Unscd. Notes	3.30	3/19/2025	400,000	436,571
Campbell Soup, Sr. Unscd. Notes	4.15	3/15/2028	80,000	92,709
Conagra Brands, Sr. Unscd. Notes	1.38	11/1/2027	200,000	197,861
Conagra Brands, Sr. Unscd. Notes	3.20	1/25/2023	165,000	173,481
Conagra Brands, Sr. Unscd. Notes	4.85	11/1/2028	100,000	122,673
Conagra Brands, Sr. Unscd. Notes	5.40	11/1/2048	60,000	82,314
General Mills, Sr. Unscd. Notes	2.88	4/15/2030	300,000	325,222

26

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.7% (continued)
Food Products - .4% (continued)
General Mills, Sr. Unscd. Notes	4.20	4/17/2028	110,000		129,221
General Mills, Sr. Unscd. Notes	5.40	6/15/2040	300,000		404,661
Hormel Foods, Sr. Unscd. Notes	1.80	6/11/2030	200,000		204,631
Kellogg, Sr. Unscd. Notes	2.65	12/1/2023	300,000		318,142
McCormick & Co., Sr. Unscd. Notes	2.50	4/15/2030	300,000		317,887
Mondelez International, Sr. Unscd. Notes	2.13	4/13/2023	400,000		414,808
Mondelez International, Sr. Unscd. Notes	2.75	4/13/2030	300,000		323,487
Sysco, Gtd. Notes	5.38	9/21/2035	200,000		247,185
The Kroger Company, Sr. Unscd. Notes	3.70	8/1/2027	300,000		343,031
The Kroger Company, Sr. Unscd. Notes	7.50	4/1/2031	400,000		569,015
Tyson Foods, Sr. Unscd. Bonds	5.15	8/15/2044	250,000		328,581
				5,031,480
Foreign Governmental - 1.4%
Canada, Sr. Unscd. Bonds	1.63	1/22/2025	400,000		419,643
Chile, Sr. Unscd. Notes	3.13	3/27/2025	500,000		547,500
Colombia, Sr. Unscd. Bonds	5.00	6/15/2045	800,000		931,800
Colombia, Sr. Unscd. Notes	3.88	4/25/2027	500,000		542,405
Finland, Sr. Unscd. Bonds	6.95	2/15/2026	25,000		32,576
Hungary, Sr. Unscd. Notes	7.63	3/29/2041	300,000		536,631
Indonesia, Sr. Unscd. Notes	3.50	1/11/2028	300,000		328,407
Indonesia, Sr. Unscd. Notes	3.85	10/15/2030	300,000		342,544
Indonesia, Sr. Unscd. Notes	4.35	1/11/2048	300,000		348,552
Israel, Gov't Gtd. Bonds	5.50	9/18/2023	450,000		517,961
Israel, Sr. Unscd. Bonds	3.15	6/30/2023	300,000		321,186
Israel, Sr. Unscd. Bonds	3.88	7/3/2050	250,000		290,391
Israel, Sr. Unscd. Notes	3.38	1/15/2050	300,000		324,567
Italy, Sr. Unscd. Debs.	6.88	9/27/2023	400,000		466,297
Mexico, Sr. Unscd. Notes	3.63	3/15/2022	500,000		520,650
Mexico, Sr. Unscd. Notes	3.90	4/27/2025	300,000		328,950
Mexico, Sr. Unscd. Notes	4.15	3/28/2027	345,000		384,891
Mexico, Sr. Unscd. Notes	4.60	1/23/2046	600,000		653,955
Mexico, Sr. Unscd. Notes	5.00	4/27/2051	250,000		286,250
Mexico, Sr. Unscd. Notes	5.55	1/21/2045	850,000	[b]	1,040,187
Panama, Sr. Unscd. Bonds	3.88	3/17/2028	500,000		568,047
Panama, Sr. Unscd. Bonds	4.50	4/16/2050	200,000		248,250
Panama, Sr. Unscd. Bonds	6.70	1/26/2036	400,000		579,718
Peru, Sr. Unscd. Bonds	6.55	3/14/2037	370,000		561,214
Peru, Sr. Unscd. Bonds	7.35	7/21/2025	500,000		640,572
Philippines, Sr. Unscd. Bonds	3.70	2/2/2042	400,000		460,969

27

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal| Amount ($)		Value ($)
Bonds and Notes - 99.7% (continued)
Foreign Governmental - 1.4% (continued)
Philippines, Sr. Unscd. Bonds	10.63	3/16/2025	800,000		1,136,312
Poland, Sr. Unscd. Notes	5.00	3/23/2022	650,000		693,783
Province of Alberta Canada, Sr. Unscd. Notes	3.30	3/15/2028	80,000		92,099
Province of British Columbia Canada, Sr. Unscd. Bonds, Ser. USD2	6.50	1/15/2026	925,000	[b]	1,186,560
Province of Ontario Canada, Sr. Unscd. Bonds	1.75	1/24/2023	300,000		309,380
Province of Ontario Canada, Sr. Unscd. Notes	3.40	10/17/2023	150,000		163,153
Province of Quebec Canada, Sr. Unscd. Debs., Ser. NJ	7.50	7/15/2023	200,000		236,764
Province of Quebec Canada, Sr. Unscd. Debs., Ser. PD	7.50	9/15/2029	550,000		834,672
Uruguay, Sr. Unscd. Bonds	4.98	4/20/2055	105,000		139,256
Uruguay, Sr. Unscd. Bonds	7.63	3/21/2036	300,000		468,538
Uruguay, Sr. Unscd. Notes	4.50	8/14/2024	400,000	[b]	439,458
				17,924,088
Forest Products & Paper - .0%
International Paper, Sr. Unscd. Notes	4.40	8/15/2047	250,000		306,482
Health Care - 3.3%
Abbott Laboratories, Sr. Unscd. Notes	1.40	6/30/2030	200,000		199,546
Abbott Laboratories, Sr. Unscd. Notes	3.40	11/30/2023	500,000		542,455
Abbott Laboratories, Sr. Unscd. Notes	4.90	11/30/2046	200,000		280,837
AbbVie, Sr. Unscd. Notes	2.60	11/21/2024	385,000	[a]	409,902
AbbVie, Sr. Unscd. Notes	2.90	11/6/2022	1,000,000		1,047,511
AbbVie, Sr. Unscd. Notes	3.20	11/21/2029	335,000	[a]	370,046
AbbVie, Sr. Unscd. Notes	3.60	5/14/2025	170,000		188,523
AbbVie, Sr. Unscd. Notes	3.80	3/15/2025	300,000	[a]	333,465
AbbVie, Sr. Unscd. Notes	4.05	11/21/2039	200,000	[a]	228,729
AbbVie, Sr. Unscd. Notes	4.25	11/21/2049	290,000	[a]	338,500
AbbVie, Sr. Unscd. Notes	4.25	11/14/2028	110,000		129,862
AbbVie, Sr. Unscd. Notes	4.30	5/14/2036	235,000		275,235
AbbVie, Sr. Unscd. Notes	4.45	5/14/2046	330,000		393,210
AbbVie, Sr. Unscd. Notes	4.63	10/1/2042	300,000	[a]	357,396
AbbVie, Sr. Unscd. Notes	4.75	3/15/2045	400,000	[a]	489,125
AbbVie, Sr. Unscd. Notes	4.88	11/14/2048	110,000		138,711
Aetna, Sr. Unscd. Notes	4.75	3/15/2044	250,000		303,609
Aetna, Sr. Unscd. Notes	6.63	6/15/2036	150,000		215,596
AmerisourceBergen, Sr. Unscd. Notes	2.80	5/15/2030	100,000		106,419

28

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.7% (continued)
Health Care - 3.3% (continued)
Amgen, Sr. Unscd. Notes	2.45	2/21/2030	70,000	73,849
Amgen, Sr. Unscd. Notes	2.60	8/19/2026	1,000,000	1,084,734
Amgen, Sr. Unscd. Notes	3.15	2/21/2040	60,000	62,958
Amgen, Sr. Unscd. Notes	3.38	2/21/2050	60,000	63,504
Amgen, Sr. Unscd. Notes	4.66	6/15/2051	300,000	387,571
Anthem, Sr. Unscd. Notes	2.25	5/15/2030	100,000	103,120
Anthem, Sr. Unscd. Notes	3.30	1/15/2023	500,000	530,114
Anthem, Sr. Unscd. Notes	4.38	12/1/2047	450,000	554,163
AstraZeneca, Sr. Unscd. Notes	1.38	8/6/2030	70,000	68,057
AstraZeneca, Sr. Unscd. Notes	4.38	11/16/2045	205,000	263,162
AstraZeneca, Sr. Unscd. Notes	4.38	8/17/2048	45,000	58,498
Banner Health, Unscd. Bonds	2.34	1/1/2030	300,000	308,245
Baxalta, Gtd. Notes	5.25	6/23/2045	200,000	265,909
Becton Dickinson & Co., Sr. Unscd. Notes	3.13	11/8/2021	500,000	513,006
Becton Dickinson & Co., Sr. Unscd. Notes	3.73	12/15/2024	386,000	425,899
Biogen, Sr. Unscd. Notes	4.05	9/15/2025	500,000	568,471
Boston Scientific, Sr. Unscd. Notes	1.90	6/1/2025	300,000	312,196
Bristol-Myers Squibb, Sr. Unscd. Notes	2.00	8/1/2022	400,000	411,718
Bristol-Myers Squibb, Sr. Unscd. Notes	2.90	7/26/2024	285,000	307,819
Bristol-Myers Squibb, Sr. Unscd. Notes	3.25	2/20/2023	60,000	63,651
Bristol-Myers Squibb, Sr. Unscd. Notes	3.40	7/26/2029	250,000	288,699
Bristol-Myers Squibb, Sr. Unscd. Notes	3.88	8/15/2025	190,000	216,542
Bristol-Myers Squibb, Sr. Unscd. Notes	3.90	2/20/2028	90,000	105,656
Bristol-Myers Squibb, Sr. Unscd. Notes	4.13	6/15/2039	240,000	296,861
Bristol-Myers Squibb, Sr. Unscd. Notes	4.25	10/26/2049	200,000	255,051
Bristol-Myers Squibb, Sr. Unscd. Notes	4.35	11/15/2047	90,000	114,929
Bristol-Myers Squibb, Sr. Unscd. Notes	4.55	2/20/2048	90,000	118,672
Cardinal Health, Sr. Unscd. Notes	3.20	3/15/2023	150,000	158,741
Cardinal Health, Sr. Unscd. Notes	4.60	3/15/2043	300,000	330,172
Cigna, Gtd. Notes	3.40	3/1/2027	300,000	334,036
Cigna, Gtd. Notes	3.75	7/15/2023	127,000	137,520
Cigna, Gtd. Notes	3.88	10/15/2047	75,000	83,435
Cigna, Gtd. Notes	4.13	11/15/2025	130,000	148,819

29

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.7% (continued)
Health Care - 3.3% (continued)
Cigna, Gtd. Notes	4.38	10/15/2028	230,000	272,622
Cigna, Gtd. Notes	4.80	7/15/2046	250,000	310,904
CVS Health, Sr. Unscd. Notes	1.75	8/21/2030	85,000	82,501
CVS Health, Sr. Unscd. Notes	2.70	8/21/2040	460,000	440,321
CVS Health, Sr. Unscd. Notes	2.88	6/1/2026	400,000	434,523
CVS Health, Sr. Unscd. Notes	3.25	8/15/2029	100,000	109,592
CVS Health, Sr. Unscd. Notes	4.10	3/25/2025	400,000	451,481
CVS Health, Sr. Unscd. Notes	4.30	3/25/2028	640,000	742,151
CVS Health, Sr. Unscd. Notes	4.78	3/25/2038	500,000	602,769
CVS Health, Sr. Unscd. Notes	5.05	3/25/2048	550,000	696,096
Danaher, Sr. Unscd. Notes	4.38	9/15/2045	250,000	321,263
Dignity Health, Scd. Bonds	5.27	11/1/2064	304,000	366,010
Eli Lilly & Co., Sr. Unscd. Notes	2.25	5/15/2050	200,000	186,092
Eli Lilly & Co., Sr. Unscd. Notes	2.50	9/15/2060	200,000	186,824
Eli Lilly & Co., Sr. Unscd. Notes	3.10	5/15/2027	500,000	561,077
Gilead Sciences, Sr. Unscd. Notes	1.20	10/1/2027	80,000	79,653
Gilead Sciences, Sr. Unscd. Notes	1.65	10/1/2030	200,000	197,515
Gilead Sciences, Sr. Unscd. Notes	4.15	3/1/2047	220,000	256,898
Gilead Sciences, Sr. Unscd. Notes	4.60	9/1/2035	190,000	241,482
Gilead Sciences, Sr. Unscd. Notes	4.80	4/1/2044	500,000	634,667
GlaxoSmithKline Capital, Gtd. Notes	2.80	3/18/2023	300,000	316,191
GlaxoSmithKline Capital, Gtd. Notes	2.85	5/8/2022	500,000	519,170
GlaxoSmithKline Capital, Gtd. Notes	3.38	5/15/2023	140,000	150,479
GlaxoSmithKline Capital, Gtd. Notes	3.88	5/15/2028	125,000	147,033
HCA, Sr. Scd. Notes	4.13	6/15/2029	110,000	124,828
HCA, Sr. Scd. Notes	5.13	6/15/2039	50,000	60,783
HCA, Sr. Scd. Notes	5.25	6/15/2049	100,000	121,542
Humana, Sr. Unscd. Notes	3.85	10/1/2024	500,000	552,530
Johnson & Johnson, Sr. Unscd. Debs.	4.95	5/15/2033	170,000	232,750
Johnson & Johnson, Sr. Unscd. Notes	2.10	9/1/2040	400,000	392,079
Johnson & Johnson, Sr. Unscd. Notes	2.45	3/1/2026	380,000	412,406
Johnson & Johnson, Sr. Unscd. Notes	3.50	1/15/2048	50,000	61,117
Johnson & Johnson, Sr. Unscd. Notes	3.75	3/3/2047	350,000	438,885
Kaiser Foundation Hospitals, Gtd. Notes	3.15	5/1/2027	500,000	551,497
Kaiser Foundation Hospitals, Gtd. Notes	3.50	4/1/2022	400,000	417,872
Laboratory Corp. of America Holdings, Sr. Unscd. Notes	4.00	11/1/2023	400,000	436,039
Medtronic, Gtd. Notes	3.50	3/15/2025	386,000	433,947
Memorial Sloan-Kettering Cancer Center, Sr. Unscd. Notes, Ser. 2015	4.20	7/1/2055	200,000	250,361
Merck & Co., Sr. Unscd. Notes	1.45	6/24/2030	200,000	200,357

30

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.7% (continued)
Health Care - 3.3% (continued)
Merck & Co., Sr. Unscd. Notes	2.35	6/24/2040	50,000	50,714
Merck & Co., Sr. Unscd. Notes	2.45	6/24/2050	60,000	59,410
Merck & Co., Sr. Unscd. Notes	2.75	2/10/2025	500,000	541,983
Merck & Co., Sr. Unscd. Notes	3.90	3/7/2039	55,000	67,858
Merck & Co., Sr. Unscd. Notes	4.00	3/7/2049	80,000	100,557
Mount Sinai Hospitals Group, Scd. Bonds, Ser. 2019	3.74	7/1/2049	300,000	307,512
Mylan, Gtd. Notes	5.40	11/29/2043	300,000	373,954
Northwell Healthcare, Scd. Notes	3.98	11/1/2046	250,000	263,431
Novartis Capital, Gtd. Notes	2.20	8/14/2030	390,000	414,519
Novartis Capital, Gtd. Notes	2.75	8/14/2050	60,000	63,448
Novartis Capital, Gtd. Notes	4.40	5/6/2044	340,000	456,250
Perrigo Finance Unlimited, Gtd. Notes	4.38	3/15/2026	200,000	222,857
Pfizer, Sr. Unscd. Notes	0.80	5/28/2025	300,000	301,219
Pfizer, Sr. Unscd. Notes	2.55	5/28/2040	300,000	308,443
Pfizer, Sr. Unscd. Notes	2.75	6/3/2026	470,000	518,074
Pfizer, Sr. Unscd. Notes	3.00	12/15/2026	250,000	281,586
Pfizer, Sr. Unscd. Notes	3.45	3/15/2029	100,000	116,245
Pfizer, Sr. Unscd. Notes	4.00	3/15/2049	65,000	81,688
Pfizer, Sr. Unscd. Notes	4.13	12/15/2046	300,000	380,923
Pfizer, Sr. Unscd. Notes	4.20	9/15/2048	60,000	77,498
Providence St. Joseph Health Obligated Group, Unscd. Notes, Ser. I	3.74	10/1/2047	250,000	282,178
Quest Diagnostics, Sr. Unscd. Notes	3.50	3/30/2025	250,000	277,695
Stryker, Sr. Unscd. Notes	3.50	3/15/2026	250,000	281,949
Stryker, Sr. Unscd. Notes	4.38	5/15/2044	250,000	303,444
Takeda Pharmaceutical, Sr. Unscd. Notes	4.40	11/26/2023	200,000	222,040
Takeda Pharmaceutical, Sr. Unscd. Notes	5.00	11/26/2028	200,000	246,721
Thermo Fisher Scientific, Sr. Unscd. Notes	5.30	2/1/2044	250,000	350,665
Trinity Health, Scd. Bonds	4.13	12/1/2045	200,000	225,492
UnitedHealth Group, Sr. Unscd. Notes	2.88	12/15/2021	350,000	359,413
UnitedHealth Group, Sr. Unscd. Notes	2.90	5/15/2050	400,000	416,972
UnitedHealth Group, Sr. Unscd. Notes	3.75	10/15/2047	70,000	82,903
UnitedHealth Group, Sr. Unscd. Notes	3.75	7/15/2025	330,000	374,912
UnitedHealth Group, Sr. Unscd. Notes	3.88	12/15/2028	100,000	118,514

31

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.7% (continued)
Health Care - 3.3% (continued)
UnitedHealth Group, Sr. Unscd. Notes	4.25	6/15/2048	80,000		101,969
UnitedHealth Group, Sr. Unscd. Notes	4.45	12/15/2048	60,000		79,462
UnitedHealth Group, Sr. Unscd. Notes	4.75	7/15/2045	280,000		378,826
UnitedHealth Group, Sr. Unscd. Notes	6.88	2/15/2038	410,000		658,875
Upjohn, Gtd. Notes	1.13	6/22/2022	500,000	[a]	504,732
Upjohn, Gtd. Notes	2.70	6/22/2030	150,000	[a]	154,986
Upjohn, Gtd. Notes	3.85	6/22/2040	550,000	[a]	591,441
Upjohn, Gtd. Notes	4.00	6/22/2050	150,000	[a]	157,853
Wyeth, Gtd. Notes	6.50	2/1/2034	200,000		309,281
Zoetis, Sr. Unscd. Notes	3.00	5/15/2050	300,000		315,290
				40,142,543
Industrial - .7%
3M, Sr. Unscd. Notes	2.00	2/14/2025	345,000		364,876
3M, Sr. Unscd. Notes	2.25	9/19/2026	500,000		538,113
3M, Sr. Unscd. Notes	2.38	8/26/2029	390,000		417,661
3M, Sr. Unscd. Notes	3.38	3/1/2029	300,000		344,571
Caterpillar, Sr. Unscd. Bonds	6.05	8/15/2036	237,000		348,831
Caterpillar, Sr. Unscd. Notes	2.60	6/26/2022	600,000		618,774
Caterpillar, Sr. Unscd. Notes	3.25	4/9/2050	300,000		334,011
Caterpillar, Sr. Unscd. Notes	4.30	5/15/2044	200,000		252,315
Caterpillar Financial Services, Sr. Unscd. Notes	2.95	2/26/2022	300,000		310,400
Eaton, Gtd. Notes	4.15	11/2/2042	200,000		244,935
General Electric, Sr. Unscd. Notes	3.63	5/1/2030	395,000		417,129
General Electric, Sr. Unscd. Notes	4.25	5/1/2040	300,000		314,834
General Electric, Sr. Unscd. Notes	4.35	5/1/2050	410,000		434,099
General Electric, Sr. Unscd. Notes	6.75	3/15/2032	500,000		644,903
Illinois Tool Works, Sr. Unscd. Notes	3.90	9/1/2042	470,000		572,297
John Deere Capital, Sr. Unscd. Notes	2.05	1/9/2025	200,000		211,325
John Deere Capital, Sr. Unscd. Notes	2.80	3/6/2023	500,000		528,605
Parker-Hannifin, Sr. Unscd. Notes	4.00	6/14/2049	40,000		47,252
Stanley Black & Decker, Gtd. Notes	3.40	12/1/2021	400,000		410,641
Stanley Black & Decker, Sr. Unscd. Notes	2.30	3/15/2030	300,000		320,429
Textron, Sr. Unscd. Notes	4.00	3/15/2026	500,000		551,279
Xylem, Sr. Unscd. Notes	4.38	11/1/2046	250,000		293,197
				8,520,477
Information Technology - .6%
Adobe, Sr. Unscd. Notes	3.25	2/1/2025	250,000		276,466
Autodesk, Sr. Unscd. Notes	4.38	6/15/2025	250,000		285,084

32

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.7% (continued)
Information Technology - .6% (continued)
Broadridge Financial Solutions, Sr. Unscd. Notes	2.90	12/1/2029	150,000	162,568
Fidelity National Information Services, Sr. Unscd. Bonds	3.00	8/15/2026	250,000	276,656
Fidelity National Information Services, Sr. Unscd. Notes	3.75	5/21/2029	200,000	230,381
Fiserv, Sr. Unscd. Notes	2.75	7/1/2024	190,000	203,105
Fiserv, Sr. Unscd. Notes	3.50	7/1/2029	190,000	213,298
Fiserv, Sr. Unscd. Notes	4.40	7/1/2049	100,000	123,593
Microsoft, Sr. Unscd. Notes	2.53	6/1/2050	1,611,000	1,639,785
Microsoft, Sr. Unscd. Notes	2.68	6/1/2060	153,000	155,983
Oracle, Sr. Unscd. Notes	2.95	4/1/2030	700,000	770,935
Oracle, Sr. Unscd. Notes	3.25	11/15/2027	250,000	281,155
Oracle, Sr. Unscd. Notes	3.40	7/8/2024	500,000	546,794
Oracle, Sr. Unscd. Notes	3.85	7/15/2036	900,000	1,048,464
Oracle, Sr. Unscd. Notes	3.90	5/15/2035	300,000	359,371
Oracle, Sr. Unscd. Notes	4.00	11/15/2047	160,000	184,995
Oracle, Sr. Unscd. Notes	4.38	5/15/2055	280,000	345,383
				7,104,016
Insurance - .9%
Aflac, Sr. Unscd. Notes	3.63	6/15/2023	300,000	325,123
American International Group, Sr. Unscd. Notes	3.88	1/15/2035	500,000	577,766
American International Group, Sr. Unscd. Notes	4.20	4/1/2028	90,000	104,839
American International Group, Sr. Unscd. Notes	4.75	4/1/2048	460,000	575,778
American International Group, Sr. Unscd. Notes	4.88	6/1/2022	400,000	427,868
Aon, Gtd. Notes	2.80	5/15/2030	100,000	107,205
Aon, Gtd. Notes	3.75	5/2/2029	250,000	288,267
Aon, Gtd. Notes	4.60	6/14/2044	500,000	638,054
AXA, Sub. Bonds	8.60	12/15/2030	165,000	254,302
Berkshire Hathaway, Sr. Unscd. Notes	3.13	3/15/2026	500,000	558,472
Berkshire Hathaway Finance, Gtd. Notes	2.85	10/15/2050	250,000	254,106
Berkshire Hathaway Finance, Gtd. Notes	4.20	8/15/2048	135,000	169,230
Chubb INA Holdings, Gtd. Notes	3.35	5/15/2024	250,000	273,152
Equitable Holdings, Sr. Unscd. Notes	4.35	4/20/2028	90,000	103,346
First American Financial, Sr. Unscd. Notes	4.60	11/15/2024	500,000	556,278
Lincoln National, Sr. Unscd. Notes	3.63	12/12/2026	500,000	564,216
Loews, Sr. Unscd. Notes	2.63	5/15/2023	250,000	262,291

33

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.7% (continued)
Insurance - .9% (continued)
Marsh & McLennan, Sr. Unscd. Notes	4.38	3/15/2029	70,000	84,170
Marsh & McLennan, Sr. Unscd. Notes	4.90	3/15/2049	65,000	90,044
Marsh & McLennan, Sr. Unscd. Notes	5.88	8/1/2033	275,000	385,731
MetLife, Sr. Unscd. Notes	3.60	4/10/2024	250,000	275,179
MetLife, Sr. Unscd. Notes	4.05	3/1/2045	200,000	241,800
MetLife, Sr. Unscd. Notes	6.38	6/15/2034	150,000	226,522
Principal Financial Group, Gtd. Notes	2.13	6/15/2030	300,000	309,289
Prudential Financial, Jr. Sub. Notes	5.20	3/15/2044	300,000	314,881
Prudential Financial, Sr. Unscd. Notes	3.70	3/13/2051	75,000	82,872
Prudential Financial, Sr. Unscd. Notes	4.60	5/15/2044	400,000	492,237
Reinsurance Group of America, Sr. Unscd. Notes	3.15	6/15/2030	300,000	328,625
Reinsurance Group of America, Sr. Unscd. Notes	3.90	5/15/2029	250,000	284,440
Reinsurance Group of America, Sr. Unscd. Notes	4.70	9/15/2023	350,000	387,586
The Allstate, Sub. Debs., Ser. B	5.75	8/15/2053	300,000	318,893
The Chubb, Gtd. Notes	6.00	5/11/2037	200,000	293,477
The Progressive Corp., Sr. Unscd. Notes	4.13	4/15/2047	70,000	89,546
The Progressive Corp., Sr. Unscd. Notes	4.35	4/25/2044	250,000	320,540
The Progressive Corp., Sr. Unscd. Notes	6.63	3/1/2029	100,000	136,151
The Travelers Companies, Sr. Unscd. Notes	4.05	3/7/2048	300,000	370,745
				11,073,021
Internet Software & Services - .4%
Alibaba Group Holding, Sr. Unscd. Notes	3.13	11/28/2021	290,000	296,967
Alibaba Group Holding, Sr. Unscd. Notes	3.60	11/28/2024	300,000	328,562
Alibaba Group Holding, Sr. Unscd. Notes	4.00	12/6/2037	400,000	469,675
Alphabet, Sr. Unscd. Notes	0.45	8/15/2025	250,000	248,688
Alphabet, Sr. Unscd. Notes	1.10	8/15/2030	215,000	209,869
Alphabet, Sr. Unscd. Notes	1.90	8/15/2040	65,000	61,250
Alphabet, Sr. Unscd. Notes	2.00	8/15/2026	300,000	320,312
Alphabet, Sr. Unscd. Notes	2.25	8/15/2060	205,000	184,605
Amazon.com, Sr. Unscd. Notes	0.40	6/3/2023	200,000	200,537
Amazon.com, Sr. Unscd. Notes	0.80	6/3/2025	200,000	202,018
Amazon.com, Sr. Unscd. Notes	1.50	6/3/2030	200,000	201,647

34

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.7% (continued)
Internet Software & Services - .4% (continued)
Amazon.com, Sr. Unscd. Notes	2.40	2/22/2023	210,000	219,500
Amazon.com, Sr. Unscd. Notes	2.50	6/3/2050	200,000	197,982
Amazon.com, Sr. Unscd. Notes	2.70	6/3/2060	195,000	198,855
Amazon.com, Sr. Unscd. Notes	3.15	8/22/2027	650,000	736,635
Amazon.com, Sr. Unscd. Notes	3.88	8/22/2037	195,000	238,639
Baidu, Sr. Unscd. Notes	1.72	4/9/2026	200,000	200,731
Baidu, Sr. Unscd. Notes	2.38	10/9/2030	200,000	202,697
Baidu, Sr. Unscd. Notes	4.38	5/14/2024	200,000	219,453
Baidu, Sr. Unscd. Notes	4.88	11/14/2028	200,000	238,483
eBay, Sr. Unscd. Notes	4.00	7/15/2042	200,000	221,972
TD Ameritrade Holding, Sr. Unscd. Notes	2.95	4/1/2022	200,000	206,496
				5,605,573
Media - 1.0%
Charter Communications Operating, Sr. Scd. Notes	4.80	3/1/2050	300,000	341,447
Charter Communications Operating, Sr. Scd. Notes	4.91	7/23/2025	510,000	587,848
Charter Communications Operating, Sr. Scd. Notes	5.75	4/1/2048	100,000	124,623
Charter Communications Operating, Sr. Scd. Notes	6.48	10/23/2045	500,000	672,186
Comcast, Gtd. Bonds	4.00	8/15/2047	60,000	71,946
Comcast, Gtd. Bonds	4.75	3/1/2044	500,000	658,389
Comcast, Gtd. Notes	1.50	2/15/2031	650,000	634,445
Comcast, Gtd. Notes	2.45	8/15/2052	750,000	686,114
Comcast, Gtd. Notes	3.38	8/15/2025	730,000	814,963
Comcast, Gtd. Notes	3.70	4/15/2024	345,000	380,203
Comcast, Gtd. Notes	3.90	3/1/2038	75,000	88,795
Comcast, Gtd. Notes	4.00	3/1/2048	60,000	72,527
Comcast, Gtd. Notes	4.25	1/15/2033	500,000	613,085
Comcast, Gtd. Notes	4.60	10/15/2038	200,000	253,898
Comcast, Gtd. Notes	4.70	10/15/2048	405,000	542,136
Comcast, Gtd. Notes	6.45	3/15/2037	300,000	447,507
Comcast Cable Communications Holdings, Gtd. Notes	9.46	11/15/2022	304,000	360,272
Discovery Communications, Gtd. Notes	3.95	3/20/2028	350,000	393,841
Discovery Communications, Gtd. Notes	5.20	9/20/2047	300,000	356,536
Fox, Sr. Unscd. Notes	4.03	1/25/2024	83,000	91,103
Fox, Sr. Unscd. Notes	5.48	1/25/2039	315,000	417,556
Fox, Sr. Unscd. Notes	5.58	1/25/2049	335,000	456,533
Grupo Televisa, Sr. Unscd. Notes	5.00	5/13/2045	200,000	224,561

35

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.7% (continued)
Media - 1.0% (continued)
The Walt Disney Company, Gtd. Notes	1.75	8/30/2024	150,000	155,774
The Walt Disney Company, Gtd. Notes	2.00	9/1/2029	225,000	230,598
The Walt Disney Company, Gtd. Notes	2.20	1/13/2028	100,000	104,590
The Walt Disney Company, Gtd. Notes	2.75	9/1/2049	225,000	216,937
The Walt Disney Company, Gtd. Notes	3.60	1/13/2051	300,000	333,406
The Walt Disney Company, Gtd. Notes	3.80	5/13/2060	500,000	572,649
The Walt Disney Company, Gtd. Notes	4.75	11/15/2046	110,000	139,848
The Walt Disney Company, Gtd. Notes	6.20	12/15/2034	250,000	365,569
Time Warner Cable, Sr. Scd. Debs.	4.50	9/15/2042	250,000	271,302
Time Warner Cable, Sr. Scd. Debs.	6.55	5/1/2037	350,000	456,132
ViacomCBS, Sr. Unscd. Debs.	7.88	7/30/2030	150,000	216,390
ViacomCBS, Sr. Unscd. Notes	4.90	8/15/2044	240,000	273,684
				12,627,393
Metals & Mining - .3%
Barrick PD Australia Finance, Gtd. Notes	5.95	10/15/2039	400,000	564,042
BHP Billiton Finance USA, Gtd. Notes	4.13	2/24/2042	200,000	248,798
Newmont, Gtd. Notes	6.25	10/1/2039	126,000	183,856
Nucor, Sr. Unscd. Notes	6.40	12/1/2037	200,000	292,429
Rio Tinto Alcan, Sr. Unscd. Debs.	7.25	3/15/2031	350,000	510,236
Southern Copper, Sr. Unscd. Notes	5.25	11/8/2042	500,000	633,770
Steel Dynamics, Gtd. Notes	4.13	9/15/2025	200,000	204,105
Steel Dynamics, Sr. Unscd. Notes	1.65	10/15/2027	200,000	198,700
Steel Dynamics, Sr. Unscd. Notes	3.25	10/15/2050	60,000	58,181
Teck Resources, Sr. Unscd. Notes	3.90	7/15/2030	300,000	[a] 314,709
Vale Overseas, Gtd. Notes	3.75	7/8/2030	200,000	210,798
Vale Overseas, Gtd. Notes	6.88	11/21/2036	550,000	739,120
				4,158,744
Municipal Securities - .6%
American Municipal Power, Revenue Bonds (Combined Hydroelectric Projects) (Build America Bond) Ser. B	8.08	2/15/2050	100,000	181,119
Bay Area Toll Authority, Revenue Bonds (Build America Bond) Ser. F2	6.26	4/1/2049	300,000	493,134
California, GO	3.50	4/1/2028	100,000	114,384

36

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.7% (continued)
Municipal Securities - .6% (continued)
California, GO (Build America Bond)	7.50	4/1/2034	500,000	812,620
California, GO (Build America Bond)	7.55	4/1/2039	300,000	515,994
Connecticut, GO, Ser. A	5.85	3/15/2032	200,000	275,878
District of Columbia, Revenue Bonds (Build America Bond) Ser. E	5.59	12/1/2034	200,000	267,592
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Build America Bond)	6.64	4/1/2057	344,000	496,378
Illinois, GO	5.10	6/1/2033	730,000	731,599
Los Angeles Unified School District, GO (Build America Bond)	5.75	7/1/2034	350,000	474,936
Metropolitan Transportation Authority, Revenue Bonds (Build America Bond)	7.34	11/15/2039	300,000	466,764
New Jersey Economic Development Authority, Revenue Bonds (Insured; National Public Finance Guarantee Corp.) Ser. A	7.43	2/15/2029	250,000	309,395
New Jersey Turnpike Authority, Revenue Bonds (Build America Bond) Ser. F	7.41	1/1/2040	400,000	656,240
New York City Water & Sewer System, Revenue Bonds (Build America Bond)	5.95	6/15/2042	345,000	530,244
Pennsylvania Turnpike Commission, Revenue Bonds (Build America Bond) Ser. B	5.51	12/1/2045	200,000	291,060
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 192nd	4.81	10/15/2065	300,000	387,678
San Diego County Water Authority, Revenue Bonds (Build America Bond) Ser. B	6.14	5/1/2049	300,000	468,162
The Ohio State University, Revenue Bonds, Ser. A	3.80	12/1/2046	250,000	302,260
University of Pittsburgh, Revenue Bonds (Commonwealth System of Higher Education)	3.56	9/15/2119	200,000	207,138
				7,982,575
Real Estate - .9%
Alexandria Real Estate Equities, Gtd. Notes	3.95	1/15/2028	300,000	343,445
Alexandria Real Estate Equities, Gtd. Notes	4.00	1/15/2024	300,000	329,612
Alexandria Real Estate Equities, Gtd. Notes	4.85	4/15/2049	300,000	394,105
American Tower, Sr. Unscd. Notes	3.80	8/15/2029	90,000	102,488

37

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.7% (continued)
Real Estate - .9% (continued)
AvalonBay Communities, Sr. Unscd. Notes	4.20	12/15/2023	400,000	440,491
Boston Properties, Sr. Unscd. Notes	4.50	12/1/2028	100,000	117,131
Brixmor Operating Partnership, Sr. Unscd. Notes	3.90	3/15/2027	300,000	323,813
Crown Castle International, Sr. Unscd. Notes	2.25	1/15/2031	200,000	201,462
Crown Castle International, Sr. Unscd. Notes	3.20	9/1/2024	270,000	291,515
Crown Castle International, Sr. Unscd. Notes	3.70	6/15/2026	430,000	479,322
Duke Realty, Gtd. Notes	3.75	12/1/2024	400,000	440,466
Equinix, Sr. Unscd. Notes	1.80	7/15/2027	200,000	203,237
Equinix, Sr. Unscd. Notes	2.15	7/15/2030	200,000	201,134
Essex Portfolio, Gtd. Notes	2.65	3/15/2032	400,000	415,619
Essex Portfolio, Gtd. Notes	4.00	3/1/2029	200,000	228,494
Federal Realty Investment Trust, Sr. Unscd. Notes	4.50	12/1/2044	200,000	224,036
Healthpeak Properties, Sr. Unscd. Notes	4.25	11/15/2023	20,000	21,946
Healthpeak Properties, Sr. Unscd. Notes	6.75	2/1/2041	300,000	426,675
Kimco Realty, Sr. Unscd. Notes	2.70	10/1/2030	200,000	202,561
Kimco Realty, Sr. Unscd. Notes	3.13	6/1/2023	250,000	263,748
Mid-America Apartments, Sr. Unscd. Notes	1.70	2/15/2031	300,000	291,097
Mid-America Apartments, Sr. Unscd. Notes	4.30	10/15/2023	400,000	436,090
National Retail Properties, Sr. Unscd. Notes	3.90	6/15/2024	500,000	540,191
Prologis, Sr. Unscd. Notes	2.25	4/15/2030	370,000	391,205
Prologis, Sr. Unscd. Notes	3.00	4/15/2050	35,000	37,293
Realty Income, Sr. Unscd. Notes	3.88	7/15/2024	500,000	551,174
Simon Property Group, Sr. Unscd. Notes	2.65	7/15/2030	200,000	200,262
Simon Property Group, Sr. Unscd. Notes	3.25	9/13/2049	65,000	58,789
Simon Property Group, Sr. Unscd. Notes	3.80	7/15/2050	200,000	196,875
Simon Property Group, Sr. Unscd. Notes	6.75	2/1/2040	150,000	207,720
UDR, Gtd. Notes	2.10	8/1/2032	200,000	197,322
Ventas Realty, Gtd. Notes	4.00	3/1/2028	300,000	331,220
Ventas Realty, Gtd. Notes	4.88	4/15/2049	200,000	222,324

38

Description	Coupon Rate (%)	Maturity Date	Principal |Amount ($)	Value ($)
Bonds and Notes - 99.7% (continued)
Real Estate - .9% (continued)
Vereit Operating Partnership, Gtd. Notes	3.95	8/15/2027	500,000	540,544
Welltower, Sr. Unscd. Notes	4.13	3/15/2029	200,000	227,343
Weyerhaeuser, Sr. Unscd. Debs.	7.38	3/15/2032	500,000	726,332
				10,807,081
Retailing - .8%
Advance Auto Parts, Gtd. Notes	1.75	10/1/2027	300,000	297,981
Autozone, Sr. Unscd. Notes	3.13	4/21/2026	500,000	548,319
Costco Wholesale, Sr. Unscd. Notes	1.60	4/20/2030	200,000	202,098
Costco Wholesale, Sr. Unscd. Notes	3.00	5/18/2027	100,000	111,555
Dollar Tree, Sr. Unscd. Notes	4.20	5/15/2028	95,000	111,167
Lowe's, Sr. Unscd. Notes	1.30	4/15/2028	300,000	297,246
Lowe's, Sr. Unscd. Notes	1.70	10/15/2030	300,000	298,613
Lowe's, Sr. Unscd. Notes	3.00	10/15/2050	200,000	205,090
Lowe's, Sr. Unscd. Notes	3.13	9/15/2024	250,000	271,568
Lowe's, Sr. Unscd. Notes	3.65	4/5/2029	80,000	92,031
Lowe's, Sr. Unscd. Notes	4.05	5/3/2047	120,000	142,507
Lowe's, Sr. Unscd. Notes	4.55	4/5/2049	80,000	103,145
McDonald's, Sr. Unscd. Notes	3.63	9/1/2049	50,000	55,642
McDonald's, Sr. Unscd. Notes	4.88	12/9/2045	465,000	603,664
O'Reilly Automotive, Sr. Unscd. Notes	1.75	3/15/2031	300,000	292,241
Starbucks, Sr. Unscd. Notes	2.55	11/15/2030	400,000	421,628
Starbucks, Sr. Unscd. Notes	4.30	6/15/2045	100,000	117,884
Starbucks, Sr. Unscd. Notes	4.45	8/15/2049	250,000	303,414
Target, Sr. Unscd. Notes	2.50	4/15/2026	400,000	438,673
The Home Depot, Sr. Unscd. Notes	3.35	4/15/2050	500,000	566,834
The Home Depot, Sr. Unscd. Notes	4.88	2/15/2044	500,000	681,471
The Home Depot, Sr. Unscd. Notes	5.88	12/16/2036	300,000	442,793
The TJX Companies, Sr. Unscd. Notes	3.50	4/15/2025	300,000	333,504
Walgreens Boots Alliance, Sr. Unscd. Notes	3.30	11/18/2021	400,000	410,087
Walgreens Boots Alliance, Sr. Unscd. Notes	4.50	11/18/2034	400,000	449,159
Walmart, Sr. Unscd. Notes	2.35	12/15/2022	300,000	312,518
Walmart, Sr. Unscd. Notes	2.95	9/24/2049	200,000	221,590
Walmart, Sr. Unscd. Notes	3.25	7/8/2029	90,000	103,929
Walmart, Sr. Unscd. Notes	3.40	6/26/2023	265,000	285,962
Walmart, Sr. Unscd. Notes	3.63	12/15/2047	500,000	608,111
Walmart, Sr. Unscd. Notes	3.95	6/28/2038	90,000	112,398
Walmart, Sr. Unscd. Notes	4.05	6/29/2048	180,000	232,853
				9,675,675

39

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.7% (continued)
Semiconductors & Semiconductor Equipment - .5%
Applied Materials, Sr. Unscd. Notes	3.90	10/1/2025	500,000		571,166
Broadcom, Gtd. Notes	4.11	9/15/2028	260,000		290,380
Broadcom, Gtd. Notes	4.15	11/15/2030	230,000		258,122
Broadcom, Gtd. Notes	4.75	4/15/2029	210,000		243,605
Broadcom, Gtd. Notes	5.00	4/15/2030	400,000		472,521
Broadcom Cayman Finance, Gtd. Notes	3.00	1/15/2022	760,000		780,753
Broadcom Cayman Finance, Gtd. Notes	3.50	1/15/2028	110,000		118,348
Broadcom Cayman Finance, Gtd. Notes	3.88	1/15/2027	300,000		331,745
Intel, Sr. Unscd. Notes	3.15	5/11/2027	110,000		123,039
Intel, Sr. Unscd. Notes	3.25	11/15/2049	150,000		164,545
Intel, Sr. Unscd. Notes	3.73	12/8/2047	120,000		140,665
Intel, Sr. Unscd. Notes	3.90	3/25/2030	300,000		358,994
Intel, Sr. Unscd. Notes	4.10	5/11/2047	80,000		98,991
Intel, Sr. Unscd. Notes	4.75	3/25/2050	300,000		405,892
NXP, Gtd. Notes	4.88	3/1/2024	200,000	[a]	224,148
NXP, Gtd. Notes	5.35	3/1/2026	100,000	[a]	118,207
NXP, Gtd. Notes	5.55	12/1/2028	100,000	[a]	123,542
Qualcomm, Sr. Unscd. Notes	4.30	5/20/2047	120,000		152,707
Qualcomm, Sr. Unscd. Notes	4.65	5/20/2035	140,000		183,796
Texas Instruments, Sr. Unscd. Notes	1.75	5/4/2030	400,000		408,660
Texas Instruments, Sr. Unscd. Notes	4.15	5/15/2048	80,000		104,293
				5,674,119
Supranational Bank - 1.7%
African Development Bank, Sr. Unscd. Notes	3.00	9/20/2023	300,000		323,493
Asian Development Bank, Sr. Unscd. Bonds	0.63	4/29/2025	220,000		221,551
Asian Development Bank, Sr. Unscd. Notes	0.25	7/14/2023	300,000	[b]	300,128
Asian Development Bank, Sr. Unscd. Notes	1.88	7/19/2022	170,000		174,930
Asian Development Bank, Sr. Unscd. Notes	1.88	1/24/2030	100,000	[b]	107,825
Asian Development Bank, Sr. Unscd. Notes	2.00	2/16/2022	500,000		511,729
Asian Development Bank, Sr. Unscd. Notes	2.00	1/22/2025	1,000,000		1,065,741
Asian Development Bank, Sr. Unscd. Notes	2.75	3/17/2023	500,000		529,795
Asian Development Bank, Sr. Unscd. Notes	2.75	1/19/2028	90,000		102,355

40

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.7% (continued)
Supranational Bank - 1.7% (continued)
Corp. Andina de Fomento, Sr. Unscd. Notes	3.25	2/11/2022	500,000	515,056
Council of Europe Development Bank, Sr. Unscd. Notes	2.63	2/13/2023	300,000	316,311
European Bank for Reconstruction & Development, Sr. Unscd. Notes	0.25	7/10/2023	300,000	299,885
European Bank for Reconstruction & Development, Sr. Unscd. Notes	2.13	3/7/2022	400,000	409,971
European Investment Bank, Sr. Unscd. Bonds	0.25	9/15/2023	400,000	399,897
European Investment Bank, Sr. Unscd. Bonds	0.38	12/15/2025	200,000	198,671
European Investment Bank, Sr. Unscd. Bonds	1.63	10/9/2029	300,000	317,461
European Investment Bank, Sr. Unscd. Bonds	1.63	3/14/2025	200,000	210,255
European Investment Bank, Sr. Unscd. Bonds	2.25	6/24/2024	160,000	171,306
European Investment Bank, Sr. Unscd. Notes	1.88	2/10/2025	1,000,000	1,061,641
European Investment Bank, Sr. Unscd. Notes	2.38	5/24/2027	500,000	554,605
European Investment Bank, Sr. Unscd. Notes	2.50	3/15/2023	305,000	321,431
European Investment Bank, Sr. Unscd. Notes	2.63	5/20/2022	500,000	518,871
European Investment Bank, Sr. Unscd. Notes	2.88	12/15/2021	700,000	721,084
Export Development Canada, Gov't Gtd. Bonds	2.63	2/21/2024	300,000	322,646
Export-Import Bank of Korea, Sr. Unscd. Bonds	4.00	1/14/2024	500,000	550,457
FMS Wertmanagement, Gov't Gtd. Notes	2.75	1/30/2024	400,000	431,527
Inter-American Development Bank, Sr. Unscd. Bonds	2.13	1/15/2025	1,000,000	1,069,083
Inter-American Development Bank, Sr. Unscd. Notes	0.25	11/15/2023	400,000	399,425
Inter-American Development Bank, Sr. Unscd. Notes	1.75	3/14/2025	150,000	158,138
Inter-American Development Bank, Sr. Unscd. Notes	1.75	4/14/2022	600,000	613,260
Inter-American Development Bank, Sr. Unscd. Notes	2.00	7/23/2026	80,000	86,097
Inter-American Development Bank, Sr. Unscd. Notes	2.13	1/18/2022	370,000	378,462

41

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal| |Amount ($)		Value ($)
Bonds and Notes - 99.7% (continued)
Supranational Bank - 1.7% (continued)
Inter-American Development Bank, Sr. Unscd. Notes	2.50	1/18/2023	225,000		236,076
Inter-American Development Bank, Sr. Unscd. Notes	3.13	9/18/2028	300,000		351,288
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	0.63	4/22/2025	390,000		392,611
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	2.13	7/1/2022	300,000		309,526
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	2.50	7/29/2025	1,000,000		1,093,240
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	7.63	1/19/2023	300,000		348,567
International Bank for Reconstruction & Development, Sr. Unscd. Notes	0.38	7/28/2025	300,000		298,171
International Bank for Reconstruction & Development, Sr. Unscd. Notes	0.88	5/14/2030	200,000		197,447
International Bank for Reconstruction & Development, Sr. Unscd. Notes	1.63	1/15/2025	300,000		314,527
International Bank for Reconstruction & Development, Sr. Unscd. Notes	1.75	4/19/2023	500,000		518,027
International Bank for Reconstruction & Development, Sr. Unscd. Notes	2.00	1/26/2022	620,000		633,587
International Finance, Sr. Unscd. Notes	0.38	7/16/2025	200,000		198,965
International Finance, Sr. Unscd. Notes	0.50	3/20/2023	300,000		301,753
Japan Bank for International Cooperation, Gov't Gtd. Bonds	1.88	7/21/2026	500,000		530,561
Japan Bank for International Cooperation, Gov't Gtd. Notes	2.75	1/21/2026	750,000		827,457
Japan Bank for International Cooperation, Gov't. Gtd. Notes	1.75	1/23/2023	200,000		206,184
Japan Bank for International Cooperation, Gov't. Gtd. Notes	2.00	10/17/2029	300,000	[b]	321,316
				20,442,390
Technology Hardware & Equipment - .7%
Amdocs, Sr. Unscd. Notes	2.54	6/15/2030	200,000		203,683
Apple, Sr. Unscd. Notes	1.13	5/11/2025	125,000		127,544

42

Description	Coupon Rate (%)	Maturity Date	Principal |Amount ($)		Value ($)
Bonds and Notes - 99.7% (continued)
Technology Hardware & Equipment - .7% (continued)
Apple, Sr. Unscd. Notes	1.65	5/11/2030	100,000		102,169
Apple, Sr. Unscd. Notes	1.80	9/11/2024	135,000		141,190
Apple, Sr. Unscd. Notes	2.20	9/11/2029	120,000		128,165
Apple, Sr. Unscd. Notes	2.40	1/13/2023	160,000	[b]	166,923
Apple, Sr. Unscd. Notes	2.50	2/9/2022	300,000		307,920
Apple, Sr. Unscd. Notes	2.55	8/20/2060	140,000		134,661
Apple, Sr. Unscd. Notes	2.65	5/11/2050	120,000		120,910
Apple, Sr. Unscd. Notes	2.95	9/11/2049	75,000		80,197
Apple, Sr. Unscd. Notes	3.20	5/11/2027	200,000		225,252
Apple, Sr. Unscd. Notes	3.35	2/9/2027	500,000		565,618
Apple, Sr. Unscd. Notes	3.45	5/6/2024	500,000		549,550
Apple, Sr. Unscd. Notes	3.75	11/13/2047	90,000		108,554
Apple, Sr. Unscd. Notes	4.25	2/9/2047	300,000		394,352
Apple, Sr. Unscd. Notes	4.45	5/6/2044	500,000		668,348
Dell International, Sr. Scd. Notes	6.02	6/15/2026	200,000	[a]	236,934
Dell International, Sr. Scd. Notes	8.35	7/15/2046	260,000	[a]	354,262
Hewlett Packard Enterprise, Sr. Unscd. Notes	1.45	4/1/2024	200,000		203,759
Hewlett Packard Enterprise, Sr. Unscd. Notes	1.75	4/1/2026	200,000		201,479
Hewlett Packard Enterprise, Sr. Unscd. Notes	4.90	10/15/2025	500,000		575,131
HP, Sr. Unscd. Notes	3.00	6/17/2027	200,000		215,154
HP, Sr. Unscd. Notes	3.40	6/17/2030	200,000		213,866
HP, Sr. Unscd. Notes	6.00	9/15/2041	200,000		243,629
International Business Machines, Sr. Unscd. Notes	1.70	5/15/2027	100,000		102,239
International Business Machines, Sr. Unscd. Notes	3.00	5/15/2024	320,000		346,064
International Business Machines, Sr. Unscd. Notes	3.30	5/15/2026	250,000		280,709
International Business Machines, Sr. Unscd. Notes	3.50	5/15/2029	220,000		251,407
International Business Machines, Sr. Unscd. Notes	4.15	5/15/2039	105,000		127,818
International Business Machines, Sr. Unscd. Notes	4.25	5/15/2049	160,000		197,052
International Business Machines, Sr. Unscd. Notes	5.60	11/30/2039	300,000		420,113
Leidos, Gtd. Notes	2.30	2/15/2031	200,000	[a]	198,635
NetApp, Sr. Unscd. Notes	2.70	6/22/2030	200,000		206,279
Seagate HDD Cayman, Gtd. Notes	4.09	6/1/2029	200,000	[a]	215,651
Seagate HDD Cayman, Gtd. Notes	4.13	1/15/2031	200,000	[a]	215,637
				8,830,854

43

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.7% (continued)
Telecommunication Services - 1.4%
America Movil, Gtd. Notes	6.38	3/1/2035	100,000		144,878
America Movil, Sr. Unscd. Notes	4.38	4/22/2049	200,000		245,248
AT&T, Sr. Unscd. Notes	3.50	9/15/2053	615,000	[a]	585,082
AT&T, Sr. Unscd. Notes	4.30	2/15/2030	507,000		591,350
AT&T, Sr. Unscd. Notes	4.35	3/1/2029	560,000		651,275
AT&T, Sr. Unscd. Notes	4.50	3/9/2048	341,000		380,708
AT&T, Sr. Unscd. Notes	4.50	5/15/2035	500,000		584,598
AT&T, Sr. Unscd. Notes	4.55	3/9/2049	400,000		451,296
AT&T, Sr. Unscd. Notes	4.85	3/1/2039	110,000		130,890
AT&T, Sr. Unscd. Notes	4.85	7/15/2045	300,000		349,893
British Telecommunications, Sr. Unscd. Notes	9.63	12/15/2030	175,000		279,811
Cisco Systems, Sr. Unscd. Notes	2.95	2/28/2026	500,000		556,725
Cisco Systems, Sr. Unscd. Notes	5.50	1/15/2040	250,000		363,117
Corning, Sr. Unscd. Notes	3.90	11/15/2049	300,000		345,674
Corning, Sr. Unscd. Notes	4.38	11/15/2057	50,000		60,287
Deutsche Telekom International Finance, Gtd. Bonds	8.75	6/15/2030	300,000		466,519
Juniper Networks, Sr. Unscd. Notes	4.35	6/15/2025	200,000		225,000
Orange, Sr. Unscd. Notes	9.00	3/1/2031	300,000		486,269
Rogers Communications, Gtd. Bonds	7.50	8/15/2038	125,000		194,751
Telefonica Emisiones, Gtd. Notes	5.21	3/8/2047	300,000		355,738
Telefonica Emisiones, Gtd. Notes	7.05	6/20/2036	250,000		359,641
T-Mobile USA, Sr. Scd. Notes	1.50	2/15/2026	300,000	[a]	302,582
T-Mobile USA, Sr. Scd. Notes	2.05	2/15/2028	700,000	[a]	709,254
T-Mobile USA, Sr. Scd. Notes	2.25	11/15/2031	300,000	[a]	297,783
T-Mobile USA, Sr. Scd. Notes	2.55	2/15/2031	300,000	[a]	305,691
T-Mobile USA, Sr. Scd. Notes	3.00	2/15/2041	200,000	[a]	195,180
T-Mobile USA, Sr. Scd. Notes	3.50	4/15/2025	310,000	[a]	339,949
T-Mobile USA, Sr. Scd. Notes	3.88	4/15/2030	695,000	[a]	781,604
T-Mobile USA, Sr. Scd. Notes	4.38	4/15/2040	345,000	[a]	398,817
T-Mobile USA, Sr. Scd. Notes	4.50	4/15/2050	250,000	[a]	291,590
Verizon Communications, Sr. Unscd. Notes	2.99	10/30/2056	435,000	[a]	440,531
Verizon Communications, Sr. Unscd. Notes	3.38	2/15/2025	387,000		429,738
Verizon Communications, Sr. Unscd. Notes	4.02	12/3/2029	977,000		1,156,376
Verizon Communications, Sr. Unscd. Notes	4.33	9/21/2028	250,000		299,985
Verizon Communications, Sr. Unscd. Notes	4.50	8/10/2033	220,000		273,573
Verizon Communications, Sr. Unscd. Notes	4.86	8/21/2046	400,000		530,224

44

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.7% (continued)
Telecommunication Services - 1.4% (continued)
Verizon Communications, Sr. Unscd. Notes	5.01	4/15/2049	330,000	455,678
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/2023	1,000,000	1,125,263
Vodafone Group, Sr. Unscd. Notes	4.25	9/17/2050	75,000	86,316
Vodafone Group, Sr. Unscd. Notes	4.38	5/30/2028	225,000	266,093
Vodafone Group, Sr. Unscd. Notes	5.00	5/30/2038	60,000	74,457
Vodafone Group, Sr. Unscd. Notes	5.13	6/19/2059	110,000	140,865
Vodafone Group, Sr. Unscd. Notes	5.25	5/30/2048	180,000	232,514
Vodafone Group, Sr. Unscd. Notes	7.88	2/15/2030	125,000	182,234
				17,125,047
Transportation - .5%
Burlington Northern Santa Fe, Sr. Unscd. Debs.	3.05	3/15/2022	200,000	206,072
Burlington Northern Santa Fe, Sr. Unscd. Debs.	4.55	9/1/2044	300,000	382,882
Burlington Northern Santa Fe, Sr. Unscd. Debs.	6.15	5/1/2037	300,000	439,663
Burlington Northern Santa Fe, Sr. Unscd. Debs.	7.00	12/15/2025	100,000	128,249
Canadian Pacific Railway, Sr. Unscd. Notes	6.13	9/15/2115	220,000	329,459
CSX, Sr. Unscd. Notes	3.70	11/1/2023	500,000	540,692
CSX, Sr. Unscd. Notes	3.80	3/1/2028	200,000	230,976
CSX, Sr. Unscd. Notes	4.30	3/1/2048	50,000	61,231
CSX, Sr. Unscd. Notes	4.50	8/1/2054	250,000	317,221
CSX, Sr. Unscd. Notes	4.75	11/15/2048	100,000	130,670
FedEx, Gtd. Notes	4.00	1/15/2024	250,000	275,891
FedEx, Gtd. Notes	4.75	11/15/2045	400,000	494,967
Kansas City Southern, Gtd. Notes	4.95	8/15/2045	300,000	343,684
Norfolk Southern, Sr. Unscd. Bonds	4.84	10/1/2041	350,000	456,008
Norfolk Southern, Sr. Unscd. Notes	3.85	1/15/2024	300,000	327,150
Union Pacific, Sr. Unscd. Notes	2.75	4/15/2023	400,000	419,330
Union Pacific, Sr. Unscd. Notes	3.84	3/20/2060	443,000	500,107
Union Pacific, Sr. Unscd. Notes	3.95	9/10/2028	105,000	123,106
Union Pacific, Sr. Unscd. Notes	4.30	3/1/2049	55,000	68,768
United Parcel Service, Sr. Unscd. Notes	3.75	11/15/2047	80,000	96,034
				5,872,160
U.S. Government Agencies - 1.6%
Federal Farm Credit Bank Funding Corp., Unscd. Bonds	0.25	5/6/2022	1,300,000	1,303,120
Federal Farm Credit Bank Funding Corp., Unscd. Bonds	0.38	4/8/2022	1,000,000	1,002,775

45

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.7% (continued)
U.S. Government Agencies - 1.6% (continued)
Federal Farm Credit Bank Funding Corp., Unscd. Bonds	1.65	7/23/2035	200,000		197,136
Federal Home Loan Bank, Unscd. Bonds	1.88	12/9/2022	1,000,000		1,035,316
Federal Home Loan Bank, Unscd. Bonds	2.63	12/10/2021	1,500,000		1,540,792
Federal Home Loan Bank, Unscd. Bonds	3.38	12/8/2023	500,000	[b]	548,715
Federal Home Loan Bank, Unscd. Bonds	5.50	7/15/2036	480,000		737,740
Federal Home Loan Mortgage Corp., Unscd. Notes	0.13	10/16/2023	500,000	[c]	498,603
Federal Home Loan Mortgage Corp., Unscd. Notes	0.25	6/26/2023	1,400,000	[c]	1,400,218
Federal Home Loan Mortgage Corp., Unscd. Notes	1.50	2/12/2025	500,000	[b,c]	523,020
Federal Home Loan Mortgage Corp., Unscd. Notes	2.38	1/13/2022	1,900,000	[c]	1,950,620
Federal Home Loan Mortgage Corp., Unscd. Notes	6.25	7/15/2032	1,000,000	[c]	1,546,460
Federal National Mortgage Association, Unscd. Notes	0.25	5/22/2023	1,000,000	[c]	1,000,403
Federal National Mortgage Association, Unscd. Notes	0.38	8/25/2025	1,000,000	[c]	993,262
Federal National Mortgage Association, Unscd. Notes	1.63	10/15/2024	500,000	[b,c]	526,047
Federal National Mortgage Association, Unscd. Notes	1.88	9/24/2026	1,000,000	[c]	1,073,362
Federal National Mortgage Association, Unscd. Notes	6.25	5/15/2029	540,000	[b,c]	770,804
Federal National Mortgage Association, Unscd. Notes	6.63	11/15/2030	1,000,000	[c]	1,515,679
Tennessee Valley Authority, Sr. Unscd. Bonds	5.25	9/15/2039	700,000		1,050,858
Tennessee Valley Authority, Sr. Unscd. Bonds	6.15	1/15/2038	165,000		266,388
				19,481,318
U.S. Government Agencies Mortgage-Backed - 27.0%
Federal Home Loan Mortgage Corp.:
2.00%, 8/1/2028-11/1/2040			957,323	[c]	994,077
2.50%, 3/1/2028-9/1/2050			8,319,578	[c]	8,677,462
2.53%, 8/1/2034, 1 Year U.S. Treasury Curve Rate T-Note Constant +2.25%			344	[c,d]	351
3.00%, 9/1/2021-7/1/2050			18,052,769	[c]	19,021,679
3.50%, 1/1/2021-7/1/2049			12,364,847	[c]	13,228,653

46

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.7% (continued)
U.S. Government Agencies Mortgage-Backed - 27.0% (continued)
4.00%, 4/1/2024-6/1/2050			10,111,423	[c]	10,994,158
4.50%, 5/1/2023-2/1/2049			4,074,378	[c]	4,507,798
5.00%, 5/1/2023-3/1/2049			1,600,763	[c]	1,829,735
5.50%, 2/1/2023-9/1/2039			852,807	[c]	987,413
6.00%, 6/1/2022-7/1/2039			458,400	[c]	533,567
6.50%, 4/1/2026-9/1/2037			108,017	[c]	122,840
7.00%, 12/1/2024-9/1/2031			15,629	[c]	17,331
7.50%, 6/1/2024-11/1/2033			4,228	[c]	4,570
8.00%, 5/1/2026-10/1/2031			4,002	[c]	4,642
8.50%, 6/1/2030			269	[c]	321
Federal National Mortgage Association:
1.50%			1,600,000	[c,e]	1,622,274
2.00%, 7/1/2028-9/1/2040			1,617,970	[c]	1,679,160
2.00%			21,175,000	[c,e]	21,849,226
2.50%			24,875,000	[c,e]	25,913,805
2.50%, 7/1/2027-9/1/2050			10,857,548	[c]	11,324,421
3.00%			10,200,000	[c,e]	10,663,052
3.00%, 10/1/2026-9/1/2050			33,503,539	[c]	35,276,347
3.50%, 8/1/2025-4/1/2050			22,865,983	[c]	24,469,788
3.50%			12,925,000	[c,e]	13,650,687
4.00%			6,025,000	[c,e]	6,435,139
4.00%, 7/1/2024-10/1/2049			16,067,354	[c]	17,424,956
4.50%			1,200,000	[c,e]	1,297,828
4.50%, 4/1/2023-6/1/2049			7,525,500	[c]	8,326,968
5.00%, 7/1/2022-6/1/2049			2,325,152	[c]	2,651,724
5.50%, 1/1/2032-12/1/2038			1,396,146	[c]	1,619,181
6.00%, 5/1/2024-11/1/2038			865,925	[c]	1,005,503
6.50%, 10/1/2021-12/1/2037			252,739	[c]	287,905
7.00%, 8/1/2023-7/1/2032			23,151	[c]	26,129
7.50%, 4/1/2026-6/1/2031			13,584	[c]	14,796
8.00%, 3/1/2022-8/1/2030			3,631	[c]	4,067
8.50%, 7/1/2030			162	[c]	193
Government National Mortgage Association I:
2.50%, 2/15/2028-9/15/2046			150,622		157,528
3.00%, 9/15/2042-8/15/2045			900,351		946,341
3.50%, 2/15/2026-8/15/2045			910,571		977,014
4.00%, 2/15/2041-9/15/2045			689,890		763,992
4.50%, 3/15/2039-2/15/2041			1,027,649		1,141,190
5.00%, 7/15/2033-4/15/2040			919,849		1,047,564
5.50%, 2/15/2033-11/15/2038			327,402		376,987
6.00%, 1/15/2029-12/15/2037			112,159		132,416
6.50%, 2/15/2024-11/15/2033			59,015		66,744

47

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.7% (continued)
U.S. Government Agencies Mortgage-Backed - 27.0% (continued)
7.00%, 10/15/2027-8/15/2032			33,355		37,907
7.50%, 12/15/2023-11/15/2030			15,114		15,250
8.00%, 8/15/2024-3/15/2032			6,836		7,982
8.25%, 6/15/2027			735		748
8.50%, 10/15/2026			2,905		2,953
9.00%, 2/15/2022-2/15/2023			1,911		1,920
Government National Mortgage Association II:
2.00%			1,450,000	[e]	1,503,903
2.50%, 3/20/2027-4/20/2047			924,736		974,266
2.50%			10,325,000	[e]	10,809,949
3.00%, 11/20/2027-8/20/2050			13,396,423		14,128,701
3.00%			11,075,000	[e]	11,558,666
3.50%			8,238,000	[e]	8,684,493
3.50%, 9/20/2028-6/20/2050			13,609,708		14,574,124
4.00%			975,000	[e]	1,036,928
4.00%, 9/20/2043-6/20/2050			9,294,150		10,038,722
4.50%, 7/20/2041-6/20/2049			4,906,555		5,377,886
5.00%, 1/20/2039-5/20/2049			1,401,917		1,561,924
5.50%, 10/20/2031-6/20/2041			60,915		72,021
6.50%, 2/20/2028			276		316
8.50%, 7/20/2025			112		121
				332,466,302
U.S. Treasury Securities - 37.2%
U.S. Treasury Bonds	1.13	5/15/2040	4,315,000		4,101,273
U.S. Treasury Bonds	1.13	8/15/2040	4,435,000		4,202,162
U.S. Treasury Bonds	1.25	5/15/2050	4,156,000	[b]	3,753,387
U.S. Treasury Bonds	1.38	8/15/2050	5,392,000		5,027,197
U.S. Treasury Bonds	2.00	2/15/2050	1,160,000		1,256,062
U.S. Treasury Bonds	2.25	8/15/2046	3,770,000		4,294,413
U.S. Treasury Bonds	2.25	8/15/2049	1,905,000		2,173,858
U.S. Treasury Bonds	2.38	11/15/2049	585,000		685,227
U.S. Treasury Bonds	2.50	5/15/2046	2,700,000		3,220,066
U.S. Treasury Bonds	2.50	2/15/2045	3,010,000		3,582,841
U.S. Treasury Bonds	2.50	2/15/2046	2,400,000		2,861,437
U.S. Treasury Bonds	2.75	11/15/2042	1,892,000		2,344,676
U.S. Treasury Bonds	2.75	11/15/2047	1,445,000		1,809,411
U.S. Treasury Bonds	2.75	8/15/2047	1,470,000		1,839,912
U.S. Treasury Bonds	2.88	5/15/2049	2,621,000		3,375,357
U.S. Treasury Bonds	2.88	11/15/2046	2,086,000		2,661,769
U.S. Treasury Bonds	2.88	5/15/2043	2,952,000		3,735,087
U.S. Treasury Bonds	3.00	2/15/2048	2,370,000		3,104,330
U.S. Treasury Bonds	3.00	8/15/2048	2,775,000		3,642,946

48

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.7% (continued)
U.S. Treasury Securities - 37.2% (continued)
U.S. Treasury Bonds	3.00	2/15/2049	1,310,000		1,723,571
U.S. Treasury Bonds	3.00	5/15/2047	2,465,000		3,221,543
U.S. Treasury Bonds	3.00	2/15/2047	1,790,000		2,336,929
U.S. Treasury Bonds	3.00	11/15/2044	407,000		526,524
U.S. Treasury Bonds	3.13	11/15/2041	1,766,000		2,312,770
U.S. Treasury Bonds	3.13	5/15/2048	1,475,000		1,976,039
U.S. Treasury Bonds	3.13	8/15/2044	681,000		898,016
U.S. Treasury Bonds	3.13	2/15/2043	130,000		170,737
U.S. Treasury Bonds	3.38	5/15/2044	760,000		1,039,597
U.S. Treasury Bonds	3.38	11/15/2048	1,270,000		1,781,225
U.S. Treasury Bonds	3.63	2/15/2044	2,968,000		4,205,285
U.S. Treasury Bonds	3.63	8/15/2043	3,245,000		4,586,858
U.S. Treasury Bonds	3.75	8/15/2041	1,360,000		1,936,831
U.S. Treasury Bonds	3.75	11/15/2043	1,635,000		2,355,166
U.S. Treasury Bonds	4.38	11/15/2039	780,000		1,184,412
U.S. Treasury Bonds	4.38	2/15/2038	678,000	[b]	1,014,537
U.S. Treasury Bonds	4.75	2/15/2037	1,700,000	[b]	2,607,906
U.S. Treasury Bonds	4.75	2/15/2041	760,000	[b]	1,217,841
U.S. Treasury Bonds	5.50	8/15/2028	1,930,000		2,635,882
U.S. Treasury Bonds	6.13	11/15/2027	1,065,000		1,470,282
U.S. Treasury Bonds	6.25	8/15/2023	1,110,000	[b]	1,297,312
U.S. Treasury Bonds	7.13	2/15/2023	76,000		88,089
U.S. Treasury Bonds	7.25	8/15/2022	275,000	[b]	309,869
U.S. Treasury Bonds	7.63	2/15/2025	700,000		918,422
U.S. Treasury Notes	0.13	8/15/2023	2,380,000		2,375,723
U.S. Treasury Notes	0.13	8/31/2022	1,300,000		1,299,492
U.S. Treasury Notes	0.13	5/31/2022	2,100,000		2,099,508
U.S. Treasury Notes	0.13	6/30/2022	2,265,000		2,264,292
U.S. Treasury Notes	0.13	7/15/2023	5,565,000		5,555,653
U.S. Treasury Notes	0.13	7/31/2022	4,000,000		3,997,969
U.S. Treasury Notes	0.13	9/15/2023	2,470,000		2,465,079
U.S. Treasury Notes	0.13	9/30/2022	4,735,000	[b]	4,732,780
U.S. Treasury Notes	0.13	10/31/2022	2,705,000		2,703,574
U.S. Treasury Notes	0.13	10/15/2023	2,605,000		2,599,607
U.S. Treasury Notes	0.13	5/15/2023	4,005,000		3,999,837
U.S. Treasury Notes	0.13	4/30/2022	2,035,000		2,034,841
U.S. Treasury Notes	0.25	4/15/2023	1,690,000		1,693,235
U.S. Treasury Notes	0.25	6/30/2025	4,500,000		4,478,906
U.S. Treasury Notes	0.25	5/31/2025	2,580,000	[b]	2,569,418
U.S. Treasury Notes	0.25	6/15/2023	2,130,000		2,133,827
U.S. Treasury Notes	0.25	9/30/2025	2,620,000	[b]	2,604,137
U.S. Treasury Notes	0.25	8/31/2025	4,030,000	[b]	4,007,331
U.S. Treasury Notes	0.25	10/31/2025	2,755,000		2,736,813

49

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.7% (continued)
U.S. Treasury Securities - 37.2% (continued)
U.S. Treasury Notes	0.25	7/31/2025	2,153,000		2,141,814
U.S. Treasury Notes	0.38	4/30/2025	358,000		358,657
U.S. Treasury Notes	0.38	3/31/2022	1,910,000		1,916,566
U.S. Treasury Notes	0.38	9/30/2027	2,470,000		2,426,003
U.S. Treasury Notes	0.38	7/31/2027	2,800,000	[b]	2,755,047
U.S. Treasury Notes	0.50	10/31/2027	2,655,000		2,629,072
U.S. Treasury Notes	0.50	6/30/2027	1,985,000		1,970,578
U.S. Treasury Notes	0.50	4/30/2027	1,695,000		1,685,201
U.S. Treasury Notes	0.50	5/31/2027	1,815,000		1,802,947
U.S. Treasury Notes	0.50	8/31/2027	2,330,000		2,309,612
U.S. Treasury Notes	0.63	3/31/2027	1,525,000	[b]	1,529,021
U.S. Treasury Notes	0.63	5/15/2030	4,575,000		4,478,496
U.S. Treasury Notes	0.63	8/15/2030	3,391,000		3,312,318
U.S. Treasury Notes	1.13	2/28/2022	2,075,000		2,102,396
U.S. Treasury Notes	1.13	2/28/2025	2,105,000	[b]	2,178,346
U.S. Treasury Notes	1.25	7/31/2023	870,000		895,352
U.S. Treasury Notes	1.25	8/31/2024	1,770,000		1,835,822
U.S. Treasury Notes	1.38	6/30/2023	2,035,000		2,099,548
U.S. Treasury Notes	1.38	2/15/2023	1,020,000		1,048,170
U.S. Treasury Notes	1.38	1/31/2022	1,020,000		1,035,778
U.S. Treasury Notes	1.38	9/30/2023	395,000		408,578
U.S. Treasury Notes	1.38	8/31/2026	1,370,000		1,438,125
U.S. Treasury Notes	1.38	10/15/2022	973,000		996,261
U.S. Treasury Notes	1.38	8/31/2023	2,180,000		2,252,809
U.S. Treasury Notes	1.50	11/30/2021	500,000		507,344
U.S. Treasury Notes	1.50	11/30/2024	2,050,000		2,150,018
U.S. Treasury Notes	1.50	2/28/2023	508,000		523,696
U.S. Treasury Notes	1.50	9/30/2024	3,570,000		3,739,575
U.S. Treasury Notes	1.50	10/31/2024	2,050,000		2,148,736
U.S. Treasury Notes	1.50	1/31/2027	425,000		449,653
U.S. Treasury Notes	1.50	2/15/2030	4,633,000	[b]	4,910,980
U.S. Treasury Notes	1.50	8/15/2026	1,764,000		1,864,190
U.S. Treasury Notes	1.50	1/15/2023	1,870,000		1,925,114
U.S. Treasury Notes	1.63	9/30/2026	239,000		254,446
U.S. Treasury Notes	1.63	5/15/2026	4,030,000		4,283,607
U.S. Treasury Notes	1.63	8/31/2022	2,375,000		2,439,014
U.S. Treasury Notes	1.63	4/30/2023	1,460,000		1,512,697
U.S. Treasury Notes	1.63	2/15/2026	2,785,000		2,959,389
U.S. Treasury Notes	1.63	5/31/2023	1,610,000		1,669,872
U.S. Treasury Notes	1.63	11/15/2022	3,135,000		3,228,744
U.S. Treasury Notes	1.63	11/30/2026	1,415,000		1,506,975
U.S. Treasury Notes	1.63	8/15/2022	315,000		323,343
U.S. Treasury Notes	1.63	10/31/2026	876,000		932,769

50

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.7% (continued)
U.S. Treasury Securities - 37.2% (continued)
U.S. Treasury Notes	1.63	12/15/2022	500,000		515,596
U.S. Treasury Notes	1.63	12/31/2021	1,485,000		1,510,639
U.S. Treasury Notes	1.75	5/15/2023	3,920,000		4,076,341
U.S. Treasury Notes	1.75	5/15/2022	810,000		830,060
U.S. Treasury Notes	1.75	11/30/2021	4,510,000		4,588,837
U.S. Treasury Notes	1.75	4/30/2022	1,500,000		1,536,094
U.S. Treasury Notes	1.75	6/30/2024	1,570,000		1,655,553
U.S. Treasury Notes	1.75	11/15/2029	586,000	[b]	634,253
U.S. Treasury Notes	1.75	9/30/2022	1,200,000		1,236,750
U.S. Treasury Notes	1.75	12/31/2024	55,000		58,289
U.S. Treasury Notes	1.75	12/31/2026	2,440,000	[b]	2,618,234
U.S. Treasury Notes	1.75	6/15/2022	740,000		759,194
U.S. Treasury Notes	1.75	7/31/2024	760,000		801,978
U.S. Treasury Notes	1.75	5/31/2022	535,000		548,542
U.S. Treasury Notes	1.75	3/31/2022	2,000,000		2,045,391
U.S. Treasury Notes	1.75	1/31/2023	2,970,000		3,075,458
U.S. Treasury Notes	1.75	2/28/2022	1,500,000		1,532,227
U.S. Treasury Notes	1.88	7/31/2022	2,300,000		2,369,359
U.S. Treasury Notes	1.88	2/28/2022	600,000		613,875
U.S. Treasury Notes	1.88	3/31/2022	1,980,000		2,028,572
U.S. Treasury Notes	1.88	5/31/2022	1,000,000		1,027,266
U.S. Treasury Notes	1.88	7/31/2026	1,320,000		1,423,254
U.S. Treasury Notes	1.88	4/30/2022	375,000		384,727
U.S. Treasury Notes	1.88	1/31/2022	1,560,000		1,593,881
U.S. Treasury Notes	1.88	10/31/2022	1,118,000		1,156,344
U.S. Treasury Notes	1.88	6/30/2026	2,126,000		2,291,346
U.S. Treasury Notes	1.88	8/31/2022	1,000,000		1,031,328
U.S. Treasury Notes	2.00	2/15/2022	3,000,000	[b]	3,072,187
U.S. Treasury Notes	2.00	8/15/2025	4,488,000		4,835,382
U.S. Treasury Notes	2.00	4/30/2024	1,185,000		1,257,581
U.S. Treasury Notes	2.00	10/31/2022	1,340,000		1,389,360
U.S. Treasury Notes	2.00	11/30/2022	384,000		398,700
U.S. Treasury Notes	2.00	2/15/2025	1,500,000		1,607,578
U.S. Treasury Notes	2.00	7/31/2022	1,210,000		1,249,041
U.S. Treasury Notes	2.00	6/30/2024	775,000		824,225
U.S. Treasury Notes	2.00	11/15/2026	2,140,000	[b]	2,326,916
U.S. Treasury Notes	2.00	5/31/2024	2,135,000		2,268,021
U.S. Treasury Notes	2.00	12/31/2021	2,375,000		2,426,211
U.S. Treasury Notes	2.00	2/15/2023	2,945,000		3,068,207
U.S. Treasury Notes	2.13	11/30/2024	800,000		859,250
U.S. Treasury Notes	2.13	2/29/2024	2,050,000		2,179,166
U.S. Treasury Notes	2.13	7/31/2024	1,140,000		1,219,087
U.S. Treasury Notes	2.13	5/15/2025	140,000		151,255

51

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity| Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.7% (continued)
U.S. Treasury Securities - 37.2% (continued)
U.S. Treasury Notes	2.13	12/31/2021	2,265,000	2,317,378
U.S. Treasury Notes	2.13	11/30/2023	2,350,000	2,488,797
U.S. Treasury Notes	2.13	6/30/2022	3,380,000	3,490,510
U.S. Treasury Notes	2.13	5/15/2022	1,605,000	1,653,808
U.S. Treasury Notes	2.13	9/30/2024	765,000	819,835
U.S. Treasury Notes	2.13	3/31/2024	2,624,000	2,792,612
U.S. Treasury Notes	2.13	12/31/2022	2,349,000	2,448,557
U.S. Treasury Notes	2.13	5/31/2026	1,540,000	1,680,465
U.S. Treasury Notes	2.25	11/15/2024	3,260,000	3,516,088
U.S. Treasury Notes	2.25	4/15/2022	705,000	726,701
U.S. Treasury Notes	2.25	4/30/2024	3,309,000	3,541,018
U.S. Treasury Notes	2.25	12/31/2023	1,430,000	1,521,889
U.S. Treasury Notes	2.25	11/15/2027	3,040,000	3,376,181
U.S. Treasury Notes	2.25	1/31/2024	2,845,000	3,032,037
U.S. Treasury Notes	2.25	8/15/2027	4,000,000	4,435,312
U.S. Treasury Notes	2.25	2/15/2027	3,625,000	4,004,351
U.S. Treasury Notes	2.25	11/15/2025	3,380,000	3,692,914
U.S. Treasury Notes	2.25	12/31/2024	160,000	172,881
U.S. Treasury Notes	2.38	1/31/2023	2,055,000	2,156,827
U.S. Treasury Notes	2.38	2/29/2024	2,070,000	2,217,690
U.S. Treasury Notes	2.38	3/15/2022	2,035,000	2,097,322
U.S. Treasury Notes	2.38	8/15/2024	2,385,000	2,574,682
U.S. Treasury Notes	2.38	5/15/2027	5,795,000	6,460,067
U.S. Treasury Notes	2.38	5/15/2029	2,000,000	2,264,141
U.S. Treasury Notes	2.38	4/30/2026	796,200	879,117
U.S. Treasury Notes	2.50	5/15/2024	1,720,000	1,856,525
U.S. Treasury Notes	2.50	3/31/2023	615,000	649,474
U.S. Treasury Notes	2.50	1/15/2022	3,805,000	3,913,205
U.S. Treasury Notes	2.50	1/31/2025	1,745,000	1,906,004
U.S. Treasury Notes	2.50	1/31/2024	1,290,000	1,385,289
U.S. Treasury Notes	2.50	2/15/2022	2,000,000	2,060,937
U.S. Treasury Notes	2.50	8/15/2023	1,440,000	1,532,644
U.S. Treasury Notes	2.50	2/28/2026	800,000	887,219
U.S. Treasury Notes	2.63	12/15/2021	3,300,000	3,391,781
U.S. Treasury Notes	2.63	6/30/2023	2,170,000	2,310,711
U.S. Treasury Notes	2.63	2/28/2023	2,105,000	2,224,969
U.S. Treasury Notes	2.63	12/31/2023	2,895,000	3,115,178
U.S. Treasury Notes	2.63	2/15/2029	5,110,000	5,876,300
U.S. Treasury Notes	2.63	1/31/2026	390,000	434,698
U.S. Treasury Notes	2.75	6/30/2025	828,000	919,695
U.S. Treasury Notes	2.75	2/15/2028	3,075,000	3,530,484
U.S. Treasury Notes	2.75	4/30/2023	2,110,000	2,245,337
U.S. Treasury Notes	2.75	8/31/2023	2,235,000	2,396,077

52

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.7% (continued)
U.S. Treasury Securities - 37.2% (continued)
U.S. Treasury Notes	2.75	8/31/2025	1,285,000	1,430,968
U.S. Treasury Notes	2.75	2/15/2024	2,524,000	2,733,610
U.S. Treasury Notes	2.75	11/15/2023	2,865,000	3,086,366
U.S. Treasury Notes	2.75	5/31/2023	1,500,000	1,599,141
U.S. Treasury Notes	2.75	7/31/2023	2,180,000	2,332,855
U.S. Treasury Notes	2.88	11/30/2023	1,413,000	1,528,800
U.S. Treasury Notes	2.88	11/30/2025	2,045,000	2,299,227
U.S. Treasury Notes	2.88	11/15/2021	1,412,000	1,452,082
U.S. Treasury Notes	2.88	5/31/2025	810,000	903,055
U.S. Treasury Notes	2.88	8/15/2028	5,236,000	6,092,372
U.S. Treasury Notes	2.88	9/30/2023	2,270,000	2,446,634
U.S. Treasury Notes	2.88	5/15/2028	3,981,000	4,619,204
U.S. Treasury Notes	2.88	7/31/2025	1,341,000	1,499,458
U.S. Treasury Notes	2.88	10/31/2023	2,110,000	2,278,882
U.S. Treasury Notes	2.88	4/30/2025	1,500,000	1,670,068
U.S. Treasury Notes	3.00	10/31/2025	1,660,000	1,874,309
U.S. Treasury Notes	3.00	9/30/2025	1,460,000	1,646,207
U.S. Treasury Notes	3.13	11/15/2028	3,150,000	3,737,918
				458,080,173
Utilities - 2.2%
AEP Texas, Sr. Unscd. Notes, Ser. H	3.45	1/15/2050	200,000	214,717
Alabama Power, Sr. Unscd. Notes, Ser. B	3.70	12/1/2047	200,000	231,362
Ameren Illinois, First Mortgage Bonds	4.50	3/15/2049	250,000	328,141
American Water Capital, Sr. Unscd. Notes	3.75	9/1/2047	110,000	128,006
American Water Capital, Sr. Unscd. Notes	3.85	3/1/2024	250,000	272,833
Arizona Public Service, Sr. Unscd. Notes	4.25	3/1/2049	250,000	309,085
Atmos Energy, Sr. Unscd. Notes	1.50	1/15/2031	300,000	298,098
Atmos Energy, Sr. Unscd. Notes	4.13	10/15/2044	350,000	428,464
Berkshire Hathaway Energy, Sr. Unscd. Notes	3.80	7/15/2048	445,000	511,123
Berkshire Hathaway Energy, Sr. Unscd. Notes	5.15	11/15/2043	250,000	335,072
Commonwealth Edison, First Mortgage Bonds	4.00	3/1/2049	250,000	302,737
Commonwealth Edison, First Mortgage Bonds	5.90	3/15/2036	471,000	664,781
Consolidated Edison of New York, Sr. Unscd. Debs., Ser. 06-B	6.20	6/15/2036	200,000	279,232
Consolidated Edison of New York, Sr. Unscd. Debs., Ser. 06-C	4.30	12/1/2056	450,000	558,878

53

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.7% (continued)
Utilities - 2.2% (continued)
Dominion Energy, Sr. Unscd. Notes, Ser. B	2.75	9/15/2022	200,000	207,378
Dominion Energy, Sr. Unscd. Notes, Ser. C	3.38	4/1/2030	400,000	450,792
Dominion Energy, Sr. Unscd. Notes, Ser. C	4.05	9/15/2042	200,000	231,629
Dominion Energy, Sr. Unscd. Notes, Ser. E	6.30	3/15/2033	100,000	140,594
Dominion Energy South Carolina, First Mortgage Bonds	6.63	2/1/2032	200,000	286,401
DTE Electric, First Mortgage Bonds	2.95	3/1/2050	250,000	261,030
DTE Electric, First Mortgage Bonds, Ser. C	2.63	3/1/2031	250,000	273,723
DTE Electric, Mortgage Bonds	3.38	3/1/2025	500,000	551,115
Duke Energy, Sr. Unscd. Notes	3.75	4/15/2024	250,000	274,603
Duke Energy Carolinas, First Mortgage Bonds	2.45	2/1/2030	200,000	213,142
Duke Energy Carolinas, First Mortgage Bonds	3.20	8/15/2049	400,000	436,458
Duke Energy Carolinas, First Mortgage Bonds	4.00	9/30/2042	250,000	298,305
Duke Energy Florida, First Mortgage Bonds	3.40	10/1/2046	300,000	335,223
Duke Energy Florida, First Mortgage Bonds	3.80	7/15/2028	200,000	234,482
Duke Energy Florida, First Mortgage Bonds	6.40	6/15/2038	150,000	227,926
Emera US Finance, Gtd. Notes	4.75	6/15/2046	100,000	120,812
Enel Generacion Chile, Sr. Unscd. Notes	4.25	4/15/2024	250,000	267,836
Evergy Kansas Central, First Mortgage Bonds	3.45	4/15/2050	250,000	283,284
Exelon Generation, Sr. Unscd. Notes	6.25	10/1/2039	400,000	479,623
FirstEnergy, Sr. Unscd. Notes, Ser. A	1.60	1/15/2026	300,000	292,587
FirstEnergy, Sr. Unscd. Notes, Ser. C	4.85	7/15/2047	150,000	163,008
Florida Power & Light, First Mortgage Bonds	3.70	12/1/2047	50,000	60,200
Florida Power & Light, First Mortgage Bonds	3.99	3/1/2049	200,000	252,995
Florida Power & Light, First Mortgage Bonds	4.05	10/1/2044	400,000	497,556
Georgia Power, Sr. Unscd. Notes	3.25	4/1/2026	500,000	555,862
Georgia Power, Sr. Unscd. Notes	3.25	3/30/2027	250,000	274,490
Hydro-Quebec, Gov't Gtd. Debs., Ser. HH	8.50	12/1/2029	400,000	633,647

54

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.7% (continued)
Utilities - 2.2% (continued)
Hydro-Quebec, Gov't Gtd. Debs., Ser. HK	9.38	4/15/2030	20,000		33,219
Idaho Power, First Mortgage Bonds, Ser. K	4.20	3/1/2048	217,000		269,445
Indiana Michigan Power, Sr. Unscd. Notes	6.05	3/15/2037	300,000		416,812
Interstate Power & Light, Sr. Unscd. Debs.	3.70	9/15/2046	150,000		166,620
Interstate Power & Light, Sr. Unscd. Notes	4.10	9/26/2028	300,000		354,511
MidAmerican Energy, First Mortgage Bonds	3.15	4/15/2050	125,000		137,143
NextEra Energy Capital Holdings, Gtd. Debs.	5.65	5/1/2079	300,000		338,859
NiSource, Sr. Unscd. Notes	0.95	8/15/2025	500,000		499,134
NiSource, Sr. Unscd. Notes	1.70	2/15/2031	500,000	[b]	490,719
NiSource, Sr. Unscd. Notes	3.49	5/15/2027	420,000		466,955
Oncor Electric Delivery, Sr. Scd. Notes	5.75	3/15/2029	170,000		221,957
Pacific Gas & Electric, First Mortgage Bonds	2.10	8/1/2027	380,000		367,078
Pacific Gas & Electric, First Mortgage Bonds	3.15	1/1/2026	310,000	[b]	316,902
Pacific Gas & Electric, First Mortgage Bonds	4.50	7/1/2040	215,000		221,587
Pacific Gas & Electric, First Mortgage Bonds	4.55	7/1/2030	210,000		225,772
Pacific Gas & Electric, First Mortgage Bonds	4.95	7/1/2050	245,000		258,656
PacifiCorp, First Mortgage Bonds	4.15	2/15/2050	300,000		367,735
PPL Capital Funding, Gtd. Notes	3.40	6/1/2023	400,000		424,734
PPL Electric Utilities, First Mortgage Bonds	3.00	10/1/2049	250,000		265,204
PPL Electric Utilities, First Mortgage Bonds	4.75	7/15/2043	200,000		260,476
Progress Energy, Sr. Unscd. Notes	7.75	3/1/2031	480,000		698,275
Public Service Electric & Gas, First Mortgage Notes	2.05	8/1/2050	300,000		267,897
Public Service Electric & Gas, First Mortgage Notes	3.25	9/1/2023	300,000		322,784
Public Service Enterprise Group, Sr. Unscd. Notes	0.80	8/15/2025	150,000		149,462
Public Service Enterprise Group, Sr. Unscd. Notes	1.60	8/15/2030	200,000		194,488
Puget Sound Energy, Sr. Scd. Notes	3.25	9/15/2049	150,000		162,782

55

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.7% (continued)
Utilities - 2.2% (continued)
San Diego Gas & Electric, First Mortgage Bonds, Ser. NNN	3.60	9/1/2023	400,000		431,448
San Diego Gas & Electric, First Mortgage Bonds, Ser. UUU	3.32	4/15/2050	250,000		266,993
San Diego Gas & Electric, Sr. Scd. Bonds, Ser. VVV	1.70	10/1/2030	100,000		99,142
Sempra Energy, Sr. Unscd. Notes	2.88	10/1/2022	1,000,000		1,036,420
Sempra Energy, Sr. Unscd. Notes	4.00	2/1/2048	50,000		56,303
Southern California Edison, First Mortgage Notes, Ser. 08-A	5.95	2/1/2038	70,000		89,848
Southern California Edison, Sr. Unscd. Notes	6.65	4/1/2029	200,000		246,176
Southernwestern Public Service, First Mortgage Bonds	3.40	8/15/2046	350,000		378,033
Southwestern Electric Power, Sr. Unscd. Notes, Ser. M	4.10	9/15/2028	300,000		348,800
Tampa Electric, Sr. Unscd. Notes	4.35	5/15/2044	250,000		309,633
The Southern Company, Sr. Unscd. Notes	2.95	7/1/2023	400,000		423,846
The Southern Company, Sr. Unscd. Notes	4.40	7/1/2046	400,000		478,894
The Toledo Edison Company, Sr. Scd. Notes	6.15	5/15/2037	200,000		277,929
Tucson Electric Power, Sr. Unscd. Notes	4.00	6/15/2050	250,000		292,774
Virginia Electric & Power, Sr. Unscd. Notes	4.00	1/15/2043	500,000		602,513
Washington Gas Light, Sr. Unscd. Notes, Ser. K	3.80	9/15/2046	500,000		564,572
Wisconsin Public Service, Sr. Unscd. Notes	3.35	11/21/2021	100,000		103,234
Xcel Energy, Sr. Unscd. Notes	0.50	10/15/2023	300,000		300,337
Xcel Energy, Sr. Unscd. Notes	6.50	7/1/2036	200,000		291,423
				27,664,754
Total Bonds and Notes (cost $1,152,780,554)			1,228,212,410
	1-Day Yield (%)		Shares
Investment Companies - 9.5%
Registered Investment Companies - 9.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $117,798,664)	0.10		117,798,664	[f]	117,798,664

56

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $10,959,305)	0.10	10,959,305	[f] 10,959,305
Total Investments (cost $1,281,538,523)		110.1%	1,356,970,379
Liabilities, Less Cash and Receivables		(10.1%)	(124,616,065)
Net Assets		100.0%	1,232,354,314

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2020, these securities were valued at $12,040,810 or .98% of net assets.

b Security, or portion thereof, on loan. At October 31, 2020, the value of the fund’s securities on loan was $46,915,098 and the value of the collateral was $48,215,204, consisting of cash collateral of $10,959,305 and U.S. Government & Agency securities valued at $37,255,899.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

d Variable rate security—rate shown is the interest rate in effect at period end.

e Purchased on a forward commitment basis.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Government	42.4
Mortgage Securities	29.5
Investment Companies	10.4
Financial	8.6
Consumer, Non-cyclical	5.3
Communications	2.9
Utilities	2.2
Energy	2.2
Industrial	2.0
Technology	1.8
Consumer, Cyclical	1.6
Basic Materials	.7
Asset Backed Securities	.4
Internet	.1
Beverages	.0
Banks	.0
Insurance	.0
110.1

† Based on net assets.

See notes to financial statements.

57

Statement of TBA Sale Commitments

October 31, 2020

Description	Principal Amount ($)		Value ($)
Bonds and Notes - .2%
U.S. Government Agencies Mortgage-Backed - .2%
Federal National Mortgage Association
4.50%	(50,000)	[a]	(52,390)
5.50%	(450,000)	[a]	(500,256)
Government National Mortgage Association
3.50%	(225,000)		(236,725)
4.50%	(200,000)		(218,648)
Government National Mortgage Association II
4.50%	(1,075,000)		(1,153,399)
5.00%	(550,000)		(596,643)
Total Sale Commitments (proceeds $(2,747,928))		(2,758,061)

a The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

58

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/19($)	Purchases($)†	Sales ($)	Value 10/31/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	70,445,647	269,370,487	(222,017,470)	117,798,664	9.5	527,338
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,842,250	221,854,537	(213,737,482)	10,959,305.9		-
Total	73,287,897	491,225,024	(435,754,952)	128,757,969	10.4	527,338

† Includes reinvested dividends/distributions.

See notes to financial statements.

59

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $46,915,098)—Note 1(c):
Unaffiliated issuers	1,152,780,554	1,228,212,410
Affiliated issuers	128,757,969	128,757,969
Cash		245,981
Receivable for investment securities sold		35,423,752
Dividends, interest and securities lending income receivable		6,729,271
Receivable for shares of Common Stock subscribed		1,687,475
		1,401,056,858
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		217,490
Payable for investment securities purchased		153,477,769
Liability for securities on loan—Note 1(c)		10,959,305
TBA sale commitments, at value (proceeds $2,747,928)—Note 4		2,758,061
Payable for shares of Common Stock redeemed		1,278,580
Directors’ fees and expenses payable		11,339
		168,702,544
Net Assets ($)		1,232,354,314
Composition of Net Assets ($):
Paid-in capital		1,153,205,129
Total distributable earnings (loss)		79,149,185
Net Assets ($)		1,232,354,314

Net Asset Value Per Share	Class I	Investor Shares
Net Assets ($)	897,174,323	335,179,991
Shares Outstanding	81,510,560	30,459,083
Net Asset Value Per Share ($)	11.01	11.00

See notes to financial statements.

60

STATEMENT OF OPERATIONS

Year Ended October 31, 2020

Investment Income ($):
Income:
Interest (net of $425 foreign taxes withheld at source)	27,301,155
Dividends from affiliated issuers	518,924
Income from securities lending—Note 1(c)	67,376
Total Income	27,887,455
Expenses:
Management fee—Note 3(a)	1,746,719
Distribution fees—Note 3(b)	839,586
Directors’ fees—Note 3(a,c)	98,500
Loan commitment fees—Note 2	38,843
Total Expenses	2,723,648
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(98,500)
Net Expenses	2,625,148
Investment Income—Net	25,262,307
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	17,428,396
Capital gain distributions from affiliated issuers	8,414
Net Realized Gain (Loss)	17,436,810
Net change in unrealized appreciation (depreciation) on investments	21,826,780
Net Realized and Unrealized Gain (Loss) on Investments	39,263,590
Net Increase in Net Assets Resulting from Operations	64,525,897

See notes to financial statements.

61

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2020	2019
Operations ($):
Investment income—net	25,262,307	30,500,607
Net realized gain (loss) on investments	17,436,810	5,706,108
Net change in unrealized appreciation (depreciation) on investments	21,826,780	85,807,269
Net Increase (Decrease) in Net Assets Resulting from Operations	64,525,897	122,013,984
Distributions ($):
Distributions to shareholders:
Class I	(20,140,303)	(22,080,608)
Investor Shares	(7,364,073)	(10,056,257)
Total Distributions	(27,504,376)	(32,136,865)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class I	373,461,689	287,232,979
Investor Shares	140,805,499	95,967,684
Distributions reinvested:
Class I	17,975,376	19,358,000
Investor Shares	7,169,241	9,880,244
Cost of shares redeemed:
Class I	(336,005,412)	(351,696,054)
Investor Shares	(166,662,619)	(190,952,305)
Increase (Decrease) in Net Assets from Capital Stock Transactions	36,743,774	(130,209,452)
Total Increase (Decrease) in Net Assets	73,765,295	(40,332,333)
Net Assets ($):
Beginning of Period	1,158,589,019	1,198,921,352
End of Period	1,232,354,314	1,158,589,019
Capital Share Transactions (Shares):
Class I
Shares sold	34,099,661	28,036,717
Shares issued for distributions reinvested	1,645,018	1,876,680
Shares redeemed	(30,917,980)	(34,705,823)
Net Increase (Decrease) in Shares Outstanding	4,826,699	(4,792,426)
Investor Shares
Shares sold	12,902,367	9,379,718
Shares issued for distributions reinvested	656,545	960,103
Shares redeemed	(15,327,375)	(18,556,539)
Net Increase (Decrease) in Shares Outstanding	(1,768,463)	(8,216,718)

See notes to financial statements.

62

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class I Shares	Year Ended October 31,
	2020	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	10.64	9.83	10.34	10.58	10.46
Investment Operations:
Investment income—net[b]	.24	.28	.26	.23	.23
Net realized and unrealized gain (loss) on investments	.40	.82	(.49)	(.17)	.20
Total from Investment Operations	.64	1.10	(.23)	.06	.43
Distributions:
Dividends from investment income—net	(.27)	(.29)	(.27)	(.25)	(.26)
Dividends from net realized gain on investments	-	(.00)[c]	(.01)	(.05)	(.05)
Total Distributions	(.27)	(.29)	(.28)	(.30)	(.31)
Net asset value, end of period	11.01	10.64	9.83	10.34	10.58
Total Return (%)	6.02	11.40	(2.27)	.64	4.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.16	.16	.16[d]	.16	.16
Ratio of net expenses to average net assets	.15	.15	.15	.15	.15
Ratio of net investment income to average net assets	2.23	2.74	2.58	2.27	2.23
Portfolio Turnover Rate[e]	133.65	125.67	156.30	179.26	144.83
Net Assets, end of period ($ x 1,000)	897,174	815,817	801,263	898,961	1,321,830

a On August 31, 2016, the fund redesignated BASIC shares as Class I shares.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d The ratio has been corrected due to immaterial correction within the October 31, 2018 shareholder report which reflected total expense ratio of .21.

e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2020, 2019, 2018, 2017, and 2016 were 113.32, 90.56%, 77.41%, 103.99%, and 95.05%, respectively.

See notes to financial statements.

63

FINANCIAL HIGHLIGHTS (continued)

Investor Shares	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	10.64	9.83	10.33	10.57	10.45
Investment Operations:
Investment income—net[a]	.22	.26	.23	.20	.21
Net realized and unrealized gain (loss) on investments	.38	.82	(.47)	(.16)	.19
Total from Investment Operations	.60	1.08	(.24)	.04	.40
Distributions:
Dividends from investment income—net	(.24)	(.27)	(.25)	(.23)	(.23)
Dividends from net realized gain on investments	-	(.00)[b]	(.01)	(.05)	(.05)
Total Distributions	(.24)	(.27)	(.26)	(.28)	(.28)
Net asset value, end of period	11.00	10.64	9.83	10.33	10.57
Total Return (%)	5.67	11.12	(2.42)	.39	3.85
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.41	.41	.41[c]	.41	.41
Ratio of net expenses to average net assets	.40	.40	.40	.40	.40
Ratio of net investment income to average net assets	2.01	2.51	2.33	2.01	1.97
Portfolio Turnover Rate[d]	133.65	125.67	156.30	179.26	144.83
Net Assets, end of period ($ x 1,000)	335,180	342,772	397,658	497,586	1,109,787

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c The ratio has been corrected due to immaterial correction within the October 31, 2018 shareholder report which reflected total expense ratio of .46.

d The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2020, 2019, 2018, 2017 and 2016 were 113.32%, %, 90.56%, 77.41%, 103.99% and 95.05%, respectively.

See notes to financial statements.

64

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Bond Market Index Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek to match the total return of the Bloomberg Barclays U.S. Aggregate Bond Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 500 million shares of $.001 par value Common Stock in each of the following classes of shares: Class I and Investor. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution Plan fees. Investor shares are sold primarily to retail investors through financial intermediaries and bear Distribution Plan fees. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-

65

NOTES TO FINANCIAL STATEMENTS (continued)

Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

66

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2020 in valuing the fund’s investments:

67

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed	-	4,304,704	-	4,304,704
Collateralized Municipal-Backed Securities	-	12,483,606	-	12,483,606
Commercial Mortgage-Backed	-	17,111,172	-	17,111,172
Corporate Bonds	-	368,378,472	-	368,378,472
Foreign Governmental	-	17,924,088	-	17,924,088
Investment Companies	128,757,969	-	-	128,757,969
Municipal Securities	-	7,982,575	-	7,982,575
U.S. Government Agencies	-	19,481,318	-	19,481,318
U.S. Government Agencies Mortgage-Backed	-	322,466,302,	-	322,466,302
U.S. Treasury Securities	-	458,080,173	-	458,080,173
Liabilities ($)
TBA Sales Commitments††
U.S Government Agencies Mortgage-Backed	-	(2,758,061)	-	(2,758,061)

† See Statement of Investments for additional detailed categorizations, if any.

†† See Statement of TBA Sale Commitments for additional detailed categorization, if any.

(b) Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations. Foreign taxes payable or deferred as of October 31, 2020, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

68

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2020, The Bank of New York Mellon earned $12,529 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

69

NOTES TO FINANCIAL STATEMENTS (continued)

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

(f) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $517,750, undistributed capital gains $5,014,183 and unrealized appreciation $73,617,252.

70

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2020 and October 31, 2019 were as follows: ordinary income $27,504,376 and $32,136,865, respectively.

(h) New Accounting Pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848)-Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other IBOR-based reference rates (change to “other interbank offered rates”) as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility

71

NOTES TO FINANCIAL STATEMENTS (continued)

at the time of borrowing. During the period ended October 31, 2020, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund’s average daily net assets. Out of its fee the Adviser pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2020, fees reimbursed by the Adviser amounted to $98,500.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. During the period ended October 31, 2020, Investor shares were charged $839,586 pursuant to the Distribution Plan.

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $155,898 and Distribution Plan fees of $71,092, which are offset

72

against an expense reimbursement currently in effect in the amount of $9,500.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 2020, amounted to $1,597,666,785 and $1,561,113,460, respectively, of which $237,408,787 in purchases and $237,421,882 in sales were from mortgage dollar transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions. The fund executes mortgage dollar rolls entirely in the To-Be-Announced (“TBA”) market.

TBA Securities: During the period ended October 31, 2020, the fund transacted in TBA securities that involved buying or selling mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however, delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underling mortgage pools. TBA securities subject to a forward commitment to sell at period end are included at the end of the fund’s Statement of Investments under the caption “Statement of TBA Sale Commitments.” The proceeds and value of these commitments are reflected in the fund’s Statement of Assets and Liabilities as Receivable for TBA sale commitments (included in receivable securities sold) and TBA sale commitments, at value, respectively.

At October 31, 2020, the cost of investments for federal income tax purposes was $1,283,342,976; accordingly, accumulated net unrealized appreciation on investments was $73,617,270 consisting of $78,172,120 gross unrealized appreciation and $4,554,850 gross unrealized depreciation.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Directors of
BNY Mellon Investment Funds IV, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Bond Market Index Fund (the “Fund”), a series of BNY Mellon Investment Funds IV, Inc., including the statements of investments and TBA sale commitments, as of October 31, 2020, and the statement of investments in affiliated issuers as of and for the year then ended, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
December 18, 2020

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IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable but not less than 88.70% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

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BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 110

———————

Francine J. Bovich (69)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 67

———————

Andrew J. Donohue (70)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 53

———————

76

Kenneth A. Himmel (74)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-Present)

• President and CEO, Related Urban Development, a real estate development company (1996-Present)

• CEO, American Food Management, a restaurant company (1983-Present)

• President and CEO, Himmel & Company, a real estate development company (1980-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Stephen J. Lockwood (73)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (71)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 53

———————

77

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Benaree Pratt Wiley (74)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-Present)

No. of Portfolios for which Board Member Serves: 71

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member

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OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 61 investment companies (comprised of 110 portfolios) managed by the Adviser. She is 49 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

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OFFICERS OF THE FUND (Unaudited) (continued)

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since March 2009, Senior Counsel of BNY Mellon from April 2004 to March 2009, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since January 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 133 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Bond Market Index Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class I: DBIRX Investor: DBMIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0310AR1020

BNY Mellon Institutional S&P 500 Stock Index Fund

ANNUAL REPORT October 31, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Institutional S&P 500 Stock Index Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Institutional S&P 500 Stock Index Fund, covering the 12-month period from November 1, 2019 through October 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Accommodative rate policies from the U.S. Federal Reserve (the “Fed”) and progress towards a U.S./China trade deal stoked optimism about future economic growth prospects the final months of 2019, fueling an equity rally. As we entered 2020, optimism turned to concern as COVID-19 began to spread across portions of Asia and Europe. When the virus reached the U.S. in March 2020, stocks became volatile. U.S. equities posted historic losses during the month due to investor concern over the economic impact of a widespread quarantine. Global central banks and governments launched emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward until the fall. Volatility returned in September 2020 and continued through October, as concerns over rising COVID-19 infection rates, continued trade tensions, the U.S. Congress’ failure to pass additional financial assistance and anxiety over the upcoming U.S. election constrained equity valuations.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. In 2019, as stocks rallied in response to Fed rate cuts, risk-asset valuations also rose while Treasuries lagged. When COVID-19 began to emerge, a flight to quality ensued, and Treasury rates fell significantly. The Fed cut rates twice in March 2020, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Risk-asset prices began to rebound, and bond indices generally rose until September 2020, when investment-grade instrument prices stalled. Yields in the intermediate and long portions of the Treasury curve rose during October, further constraining bond prices.

We believe the near-term outlook for the U.S. will be challenging, as the country continues to battle COVID-19. As always, we will monitor relevant data for meaningful developments. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris

President

BNY Mellon Investment Adviser, Inc.

November 16, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2019 through October 31, 2020, as provided by Thomas J. Durante, CFA, David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll, and Marlene Walker Smith, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2020, the BNY Mellon Institutional S&P 500 Stock Index Fund’s Class I shares produced a total return of 9.51%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned 9.71% for the same period.2

Large-cap equities gained value during the reporting period despite pockets of volatility brought on by COVID-19. The difference in returns between the fund and the Index was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index. To pursue its goal, the fund normally invests at least 95% of its total assets in common stocks included in the Index. To replicate index performance, the fund’s portfolio managers use a passive management approach and generally purchase all the securities comprising the Index (though, at times, the fund may invest in a representative sample of the Index). Because the fund has expenses, performance will tend to be slightly lower than that of the Index. The fund attempts to have a correlation between its performance and that of the Index of at least 0.95, before expenses. A correlation of 1.00 would mean that the fund and the Index were perfectly correlated.

The Index is an unmanaged index of 500 common stocks, chosen to reflect the industries of the U.S. economy, and is often considered a proxy for the stock market in general.

Central Bank Policy and COVID-19 Influence Markets

U.S. equities gained over the end of 2019, as investor optimism regarding trade and future economic growth prospects bolstered sentiment. Continued accommodative policies by the U.S. Federal Reserve (the “Fed”), coupled with encouraging economic data releases, worked to fuel a risk-on environment. Greater certainty as to the timing of Brexit was also forthcoming and aided investor optimism. In addition, as the year-end approached, both the U.S. and China indicated that a ‘Phase-One’ trade deal would be signed in early 2020.

Markets gave way to extreme risk aversion in early 2020, as the global scope of the COVID-19 pandemic became apparent. Equity valuations in the U.S. remained robust throughout January and February 2020, while markets in areas that experienced the virus earlier, such as China, began to experience volatility closer to the start of the calendar year. Financial markets also had to contend with a second major shock in the form of an oil-price war between Saudi Arabia and Russia, which caused oil prices to fall precipitously in March 2020. Worldwide, governments and central banks launched an unprecedented array of fiscal initiatives that sought to offset the economic impact of widespread lockdown measures and bolster asset prices. The intervention provided comfort to investors, and indices began to rally towards the end of March 2020. Supported by the intervention, equities generally went on to stage a recovery that lasted through August 2020. However, the recovery was company and sector specific, as several industries that remained affected by COVID-19 prevention

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

procedures did not fully participate. In September, volatility crept back into equity markets, as increasing COVID-19 infection rates began to concern investors. By October, several countries had begun to reinstitute some degree of behavioral restriction among residents in order to stem the spread of the virus. In addition, mounting political rhetoric in the U.S. due to the election, renewed trade difficulties between the U.S. and China, and other geopolitical events stoked investor anxiety. Stocks continued to exhibit volatility through the end of the period.

During the period, large-cap stocks generally outperformed both their mid-cap and small-cap counterparts.

Information Technology Stocks Lead the Market

The information technology sector led the index over the reporting period. Technology stocks generally performed well prior to COVID-19, due to increased business spending on technological infrastructure. These securities also continued to lead the index after COVID-19 appeared, due to increased demand for all things web-based as a result of the stay-at-home orders. Virtual gatherings increased, along with demand for cloud computing infrastructure. Software companies also benefited from increased demand, as did semiconductor and semiconductor equipment companies. Organizations exhibiting the strongest balance sheets generally led the pack. The consumer discretionary sector also delivered strong performance. Not wanting to visit stores in person, people went online to shop. Internet and direct marketing retail companies led the industry. Companies such as Amazon.com were top performers. Within the specialty retail industry, home improvement stores benefited results. Stuck at home, people took on home improvement projects and purchased items from these stores in order to complete them. Within the communication services sector, media and entertainment companies outperformed the broader market. Companies such as Facebook and Alphabet saw expanding user bases and increased traffic on their platforms, which drove up advertising revenue.

Conversely, laggards for the reporting period included the financials sector. Interest rates fell considerably during the 12 months, squeezing the profit margins for lending products. In addition, with widespread unemployment, some banks are reluctant to lend to consumers and businesses. In addition, several banks have loans to energy companies on the books, which are currently threatened due to the low price of oil. Insurance companies also suffered during the period, due in part to investor speculation regarding future costs of claims relating to COVID-19. The energy sector was hurt during the period by historic oil price volatility. Many of the energy companies in the index are oil, gas and consumable fuels companies, which were directly affected by the falling price of oil. Lastly, the real estate sector was hurt by low demand for commercial real estate. With people working from home, businesses are not renewing their office space leases, and new leases are not being signed. Mall REITs have also been imperiled by reduced foot traffic at retail locations. Some anchor stores have filed for bankruptcy, and others have stopped making lease payments, driving down the price of these securities.

Replicating the Performance of the Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that while the spread of COVID-19 and resulting economic implications continue to impact markets and the economy, the U.S. government and Fed

4

remain dedicated to supporting capital markets and the economy with various fiscal and monetary techniques. As always, we continue to monitor factors that affect the fund’s investments.

November 16, 2020

¹ Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

³ “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s® 500,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use on behalf of the fund. The fund is not sponsored, managed, advised, sold or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required, to use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in BNY Mellon Institutional S&P 500 Stock Index Fund Class I shares with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in the Class I shares of BNY Mellon Institutional S&P 500 Stock Index Fund on 10/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index  is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/2020
	1 Year	5 Years	10 Years
Fund	9.51%	11.50%	12.81%
S&P 500® Index	9.71%	11.70%	13.00%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Institutional S&P 500 Stock Index Fund from May 1, 2020 to October 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2020

Expense paid per $1,000†	$1.07
Ending value (after expenses)	$1,131.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2020

Expense paid per $1,000†	$1.02
Ending value (after expenses)	$1,024.13
†Expenses are equal to the fund’s annualized expense ratio of .20%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

October 31, 2020

Description	Shares		Value ($)
Common Stocks - 99.3%
Automobiles & Components - .4%
Aptiv	26,820		2,587,862
BorgWarner	20,121		703,833
Ford Motor	401,992		3,107,398
General Motors	126,359		4,363,176
			10,762,269
Banks - 3.4%
Bank of America	770,666		18,264,784
Citigroup	211,479		8,759,460
Citizens Financial Group	44,213		1,204,804
Comerica	15,059		685,335
Fifth Third Bancorp	70,467		1,636,244
First Republic Bank	17,754		2,239,490
Huntington Bancshares	106,104		1,107,726
JPMorgan Chase & Co.	308,313		30,227,007
KeyCorp	95,389		1,238,149
M&T Bank	12,843		1,330,278
People's United Financial	45,428		484,717
Regions Financial	93,964		1,249,721
SVB Financial Group	5,430	[a]	1,578,501
The PNC Financial Services Group	43,299		4,844,292
Truist Financial	136,486		5,748,790
U.S. Bancorp	139,897		5,448,988
Wells Fargo & Co.	415,682		8,916,379
Zions Bancorp	17,047		550,107
			95,514,772
Capital Goods - 5.6%
3M	58,119		9,296,715
A.O. Smith	14,200		733,998
Allegion	8,943		880,886
AMETEK	23,785		2,335,687
Carrier Global	83,570		2,790,402
Caterpillar	54,616		8,577,443
Cummins	14,883		3,272,623
Deere & Co.	31,582		7,134,690
Dover	14,486		1,603,745
Eaton	40,438		4,197,060
Emerson Electric	61,339		3,974,154
Fastenal	57,593		2,489,745
Flowserve	14,337		417,493
Fortive	34,328		2,114,605
Fortune Brands Home & Security	13,787		1,114,955

8

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Capital Goods - 5.6% (continued)
General Dynamics	23,274		3,056,574
General Electric	881,036		6,537,287
Honeywell International	71,349		11,769,018
Howmet Aerospace	42,173		727,484
Huntington Ingalls Industries	4,328		638,293
IDEX	7,752		1,320,863
Illinois Tool Works	29,381		5,755,150
Ingersoll Rand	35,648	[a]	1,245,541
Jacobs Engineering Group	12,745		1,210,775
Johnson Controls International	74,974		3,164,653
L3Harris Technologies	21,835		3,517,837
Lockheed Martin	24,819		8,689,876
Masco	25,820		1,383,952
Northrop Grumman	15,826		4,586,691
Otis Worldwide	41,785		2,560,585
PACCAR	34,864		2,976,688
Parker-Hannifin	13,307		2,772,647
Pentair	16,856		838,755
Quanta Services	14,520		906,484
Raytheon Technologies	155,163		8,428,454
Rockwell Automation	11,590		2,748,221
Roper Technologies	10,688		3,968,882
Snap-on	5,629		886,736
Stanley Black & Decker	16,378		2,722,024
Teledyne Technologies	3,654	[a]	1,129,634
Textron	24,117		863,389
The Boeing Company	53,894		7,781,755
Trane Technologies	24,107		3,200,204
TransDigm Group	5,547	[a]	2,648,193
United Rentals	7,550	[a]	1,346,090
W.W. Grainger	4,542		1,589,791
Westinghouse Air Brake Technologies	18,573		1,101,379
Xylem	17,917		1,561,287
			154,569,393
Commercial & Professional Services - .7%
Cintas	8,825		2,775,904
Copart	20,796	[a]	2,295,047
Equifax	12,574		1,717,608
IHS Markit	37,301		3,016,532
Nielsen Holdings	35,141		474,755
Republic Services	21,795		1,921,665
Robert Half International	10,841		549,530
Rollins	14,703		850,569

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Commercial & Professional Services - .7% (continued)
Verisk Analytics	16,362		2,911,945
Waste Management	39,035		4,212,267
			20,725,822
Consumer Durables & Apparel - 1.2%
D.R. Horton	34,159		2,282,163
Garmin	14,688		1,527,846
Hanesbrands	32,682		525,200
Hasbro	13,025		1,077,428
Leggett & Platt	14,132		589,728
Lennar, Cl. A	27,359		1,921,423
Mohawk Industries	6,353	[a]	655,566
Newell Brands	40,479		714,859
NIKE, Cl. B	125,796		15,105,584
NVR	355	[a]	1,403,347
PulteGroup	27,411		1,117,272
PVH	7,890		459,908
Ralph Lauren	4,275		285,784
Tapestry	28,418		631,732
Under Armour, Cl. A	19,312	[a]	267,278
Under Armour, Cl. C	19,429	[a]	237,617
VF	32,348		2,173,786
Whirlpool	6,094		1,127,146
			32,103,667
Consumer Services - 1.6%
Carnival	48,669		667,252
Chipotle Mexican Grill	2,858	[a]	3,433,830
Darden Restaurants	12,819		1,178,322
Domino's Pizza	3,989		1,509,118
Hilton Worldwide Holdings	28,317		2,486,516
Las Vegas Sands	32,420		1,558,105
Marriott International, Cl. A	27,512		2,555,315
McDonald's	75,204		16,018,452
MGM Resorts International	42,838		881,178
Norwegian Cruise Line Holdings	26,264	[a]	436,770
Royal Caribbean Cruises	17,394		981,369
Starbucks	118,801		10,330,935
Wynn Resorts	10,056		728,356
Yum! Brands	30,335		2,831,166
			45,596,684
Diversified Financials - 4.5%
American Express	66,150		6,035,526
Ameriprise Financial	12,446		2,001,690
Berkshire Hathaway, Cl. B	200,599	[a]	40,500,938

10

Description	Shares	Value ($)
Common Stocks - 99.3% (continued)
Diversified Financials - 4.5% (continued)
BlackRock	14,304	8,571,100
Capital One Financial	46,455	3,394,931
Cboe Global Markets	11,090	901,506
CME Group	36,096	5,440,389
Discover Financial Services	30,621	1,990,671
Franklin Resources	24,995	468,656
Intercontinental Exchange	57,070	5,387,408
Invesco	35,003	458,889
MarketAxess Holdings	3,859	2,079,422
Moody's	16,337	4,294,997
Morgan Stanley	143,876	6,927,629
MSCI	8,366	2,926,761
Nasdaq	11,521	1,393,926
Northern Trust	20,959	1,640,461
Raymond James Financial	12,892	985,464
S&P Global	24,303	7,843,307
State Street	35,932	2,116,395
Synchrony Financial	56,612	1,416,432
T. Rowe Price Group	23,304	2,951,685
The Bank of New York Mellon	84,125	2,890,535
The Charles Schwab	147,215	6,052,009
The Goldman Sachs Group	34,672	6,554,395
		125,225,122
Energy - 2.0%
Apache	39,238	325,675
Baker Hughes	66,783	986,385
Cabot Oil & Gas	42,699	759,615
Chevron	194,467	13,515,456
Concho Resources	20,678	858,344
ConocoPhillips	108,248	3,098,058
Devon Energy	42,251	377,301
Diamondback Energy	16,720	434,051
EOG Resources	59,558	2,039,266
Exxon Mobil	430,126	14,030,710
Halliburton	88,259	1,064,404
Hess	26,574	989,084
HollyFrontier	16,962	313,967
Kinder Morgan	198,834	2,366,125
Marathon Oil	87,969	348,357
Marathon Petroleum	67,405	1,988,448
National Oilwell Varco	39,539	332,128
Occidental Petroleum	80,656	736,389
ONEOK	45,460	1,318,340

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Energy - 2.0% (continued)
Phillips 66	44,444		2,073,757
Pioneer Natural Resources	17,168		1,365,886
Schlumberger	142,168		2,123,990
TechnipFMC	44,976		248,717
The Williams Companies	124,883		2,396,505
Valero Energy	42,607		1,645,056
			55,736,014
Food & Staples Retailing - 1.6%
Costco Wholesale	44,621		15,957,362
Sysco	50,940		2,817,491
The Kroger Company	78,881		2,540,757
Walgreens Boots Alliance	72,319		2,461,739
Walmart	140,381		19,477,864
			43,255,213
Food, Beverage & Tobacco - 3.4%
Altria Group	187,275		6,756,882
Archer-Daniels-Midland	56,439		2,609,739
Brown-Forman, Cl. B	18,567		1,294,306
Campbell Soup	20,573		960,142
Conagra Brands	49,633		1,741,622
Constellation Brands, Cl. A	17,083		2,822,624
General Mills	62,119		3,672,475
Hormel Foods	28,452		1,385,328
Kellogg	26,167		1,645,643
Lamb Weston Holdings	14,830		940,964
McCormick & Co.	12,477		2,252,223
Molson Coors Beverage, Cl. B	18,454		650,688
Mondelez International, Cl. A	144,027		7,650,714
Monster Beverage	38,164	[a]	2,922,217
PepsiCo	139,983		18,658,334
Philip Morris International	157,255		11,168,250
The Coca-Cola Company	390,818		18,782,713
The Hershey Company	15,294		2,102,313
The J.M. Smucker Company	11,677		1,310,159
The Kraft Heinz Company	64,219		1,964,459
Tyson Foods, Cl. A	30,316		1,734,985
			93,026,780
Health Care Equipment & Services - 6.7%
Abbott Laboratories	178,984		18,813,008
ABIOMED	4,629	[a]	1,165,953
Align Technology	7,148	[a]	3,045,620
AmerisourceBergen	15,019		1,442,875
Anthem	25,345		6,914,116

12

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Health Care Equipment & Services - 6.7% (continued)
Baxter International	50,800		3,940,556
Becton Dickinson & Co.	29,403		6,795,915
Boston Scientific	144,950	[a]	4,967,436
Cardinal Health	29,777		1,363,489
Centene	59,638	[a]	3,524,606
Cerner	31,040		2,175,594
Cigna	37,230		6,216,293
CVS Health	131,908		7,398,720
Danaher	64,222		14,741,518
DaVita	7,122	[a]	614,273
Dentsply Sirona	21,710		1,024,495
DexCom	9,834	[a]	3,142,750
Edwards Lifesciences	63,452	[a]	4,548,874
HCA Healthcare	27,118		3,361,005
Henry Schein	15,393	[a]	978,687
Hologic	25,659	[a]	1,765,852
Humana	13,310		5,314,417
IDEXX Laboratories	8,640	[a]	3,670,445
Intuitive Surgical	11,884	[a]	7,927,579
Laboratory Corp. of America Holdings	10,079	[a]	2,013,482
McKesson	16,181		2,386,536
Medtronic	136,737		13,751,640
Quest Diagnostics	13,485		1,647,058
ResMed	14,679		2,817,487
Steris	8,786		1,556,791
Stryker	32,927		6,651,583
Teleflex	4,667		1,485,179
The Cooper Companies	4,902		1,563,983
UnitedHealth Group	96,142		29,336,770
Universal Health Services, Cl. B	7,495		821,077
Varian Medical Systems	9,334	[a]	1,612,915
West Pharmaceutical Services	7,607		2,069,636
Zimmer Biomet Holdings	21,119		2,789,820
			185,358,033
Household & Personal Products - 2.0%
Church & Dwight	25,488		2,252,884
Colgate-Palmolive	87,619		6,912,263
Kimberly-Clark	34,295		4,547,174
The Clorox Company	12,934		2,680,572
The Estee Lauder Companies, Cl. A	22,837		5,016,375
The Procter & Gamble Company	251,910		34,536,861
			55,946,129

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Common Stocks - 99.3% (continued)
Insurance - 1.8%
Aflac	68,700	2,332,365
American International Group	89,404	2,815,332
Aon, Cl. A	23,748	4,369,869
Arthur J. Gallagher & Co.	19,030	1,973,601
Assurant	6,258	778,307
Chubb	45,715	5,938,836
Cincinnati Financial	15,613	1,104,464
Everest Re Group	4,018	791,867
Globe Life	10,162	824,037
Lincoln National	18,884	662,828
Loews	23,953	830,690
Marsh & McLennan Companies	51,337	5,311,326
MetLife	78,389	2,967,024
Principal Financial Group	26,256	1,029,760
Prudential Financial	40,073	2,565,473
The Allstate	31,708	2,814,085
The Hartford Financial Services Group	37,037	1,426,665
The Progressive	59,309	5,450,497
The Travelers Companies	25,306	3,054,687
Unum Group	22,051	389,421
W.R. Berkley	14,807	890,197
Willis Towers Watson	13,345	2,435,196
		50,756,527
Materials - 2.7%
Air Products & Chemicals	22,246	6,145,235
Albemarle	11,387	1,061,382
Amcor	155,529	1,622,167
Avery Dennison	8,506	1,177,145
Ball	33,331	2,966,459
Celanese	12,249	1,390,384
CF Industries Holdings	22,803	629,591
Corteva	77,020	2,540,120
Dow	74,782	3,401,833
DuPont de Nemours	73,682	4,191,032
Eastman Chemical	14,021	1,133,458
Ecolab	25,336	4,651,436
FMC	13,038	1,339,524
Freeport-McMoRan	149,515	2,592,590
International Flavors & Fragrances	10,930	1,122,074
International Paper	39,162	1,713,338
Linde	53,423	11,771,224
LyondellBasell Industries, Cl. A	25,548	1,748,761
Martin Marietta Materials	6,160	1,640,716

14

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Materials - 2.7% (continued)
Newmont	81,961		5,150,429
Nucor	31,505		1,504,679
Packaging Corp. of America	9,246		1,058,575
PPG Industries	24,165		3,134,684
Sealed Air	16,096		637,241
The Mosaic Company	35,272		652,532
The Sherwin-Williams Company	8,380		5,765,272
Vulcan Materials	13,242		1,917,971
WestRock	26,131		981,219
			73,641,071
Media & Entertainment - 9.2%
Activision Blizzard	78,276		5,927,841
Alphabet, Cl. A	30,411	[a]	49,147,521
Alphabet, Cl. C	29,714	[a]	48,166,691
Charter Communications, Cl. A	15,091	[a]	9,112,248
Comcast, Cl. A	460,907		19,468,712
Discovery, Cl. A	16,751	[a]	339,040
Discovery, Cl. C	29,210	[a]	535,127
DISH Network, Cl. A	25,589	[a]	652,264
Electronic Arts	29,627	[a]	3,550,203
Facebook, Cl. A	243,391	[a]	64,038,606
Fox, Cl. A	35,651		945,465
Fox, Cl. B	16,712		436,852
Live Nation Entertainment	13,283	[a]	648,210
Netflix	44,601	[a]	21,218,480
News Corporation, Cl. A	41,388		543,424
News Corporation, Cl. B	10,719		139,561
Omnicom Group	22,684		1,070,685
Take-Two Interactive Software	11,745	[a]	1,819,535
The Interpublic Group of Companies	37,727		682,481
The Walt Disney Company	182,737	[a]	22,156,861
Twitter	79,233	[a]	3,277,077
ViacomCBS, Cl. B	56,296		1,608,377
			255,485,261
Pharmaceuticals Biotechnology & Life Sciences - 7.3%
AbbVie	178,318		15,174,862
Agilent Technologies	31,078		3,172,753
Alexion Pharmaceuticals	21,889	[a]	2,520,299
Amgen	59,591		12,927,672
Biogen	16,017	[a]	4,037,405
Bio-Rad Laboratories, Cl. A	2,105	[a]	1,234,414
Bristol-Myers Squibb	227,677		13,307,721
Catalent	15,227	[a]	1,336,474

15

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 7.3% (continued)
Eli Lilly & Co.	80,154		10,456,891
Gilead Sciences	127,283		7,401,506
Illumina	14,881	[a]	4,355,669
Incyte	18,474	[a]	1,600,587
IQVIA Holdings	19,617	[a]	3,020,822
Johnson & Johnson	266,423		36,529,258
Merck & Co.	255,715		19,232,325
Mettler-Toledo International	2,440	[a]	2,434,900
Mylan	51,571	[a]	749,842
PerkinElmer	11,086		1,436,191
Perrigo	13,555		594,658
Pfizer	561,825		19,933,551
Regeneron Pharmaceuticals	10,526	[a]	5,721,513
Thermo Fisher Scientific	39,987		18,918,649
Vertex Pharmaceuticals	26,430	[a]	5,506,955
Waters	6,491	[a]	1,446,325
Zoetis	48,235		7,647,659
			200,698,901
Real Estate - 2.6%
Alexandria Real Estate Equities	12,154	[b]	1,841,574
American Tower	45,088	[b]	10,354,459
Apartment Investment & Management, Cl. A	16,046	[b]	511,867
AvalonBay Communities	14,286	[b]	1,987,611
Boston Properties	14,935	[b]	1,081,443
CBRE Group, Cl. A	34,470	[a]	1,737,288
Crown Castle International	42,582	[b]	6,651,308
Digital Realty Trust	27,002	[b]	3,896,389
Duke Realty	37,774	[b]	1,435,034
Equinix	8,984	[b]	6,569,460
Equity Residential	34,230	[b]	1,608,125
Essex Property Trust	6,610	[b]	1,352,340
Extra Space Storage	13,274	[b]	1,539,120
Federal Realty Investment Trust	7,462	[b]	513,236
Healthpeak Properties	55,539	[b]	1,497,887
Host Hotels & Resorts	76,153	[b]	798,083
Iron Mountain	28,082	[b]	731,817
Kimco Realty	41,023	[b]	420,896
Mid-America Apartment Communities	11,274	[b]	1,314,887
Prologis	74,464	[b]	7,386,829
Public Storage	15,651	[b]	3,585,175
Realty Income	35,544	[b]	2,056,576

16

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Real Estate - 2.6% (continued)
Regency Centers	17,452	[b]	621,117
SBA Communications	11,299	[b]	3,280,891
Simon Property Group	31,734	[b]	1,993,213
SL Green Realty	8,341	[b]	357,078
UDR	30,023	[b]	937,919
Ventas	37,735	[b]	1,489,400
Vornado Realty Trust	16,601	[b]	510,149
Welltower	43,251	[b]	2,325,606
Weyerhaeuser	75,162	[b]	2,051,171
			72,437,948
Retailing - 8.3%
Advance Auto Parts	7,266		1,070,136
Amazon.com	43,114	[a]	130,900,571
AutoZone	2,351	[a]	2,654,232
Best Buy	23,222		2,590,414
Booking Holdings	4,126	[a]	6,694,435
CarMax	17,112	[a]	1,479,161
Dollar General	25,223		5,264,292
Dollar Tree	23,941	[a]	2,162,351
eBay	67,595		3,219,550
Etsy	10,990	[a]	1,336,274
Expedia Group	14,242		1,340,884
Genuine Parts	14,612		1,321,363
L Brands	22,706		726,819
LKQ	29,103	[a]	931,005
Lowe's	76,857		12,151,092
O'Reilly Automotive	7,610	[a]	3,322,526
Pool	3,647		1,275,830
Ross Stores	36,413		3,101,295
Target	50,476		7,683,457
The Gap	22,053	[a]	428,931
The Home Depot	108,902		29,045,252
The TJX Companies	121,644		6,179,515
Tiffany & Co.	11,220		1,468,025
Tractor Supply	12,105		1,612,507
Ulta Beauty	5,544	[a]	1,146,333
			229,106,250
Semiconductors & Semiconductor Equipment - 5.0%
Advanced Micro Devices	118,469	[a]	8,919,531
Analog Devices	37,946		4,497,739
Applied Materials	93,202		5,520,354
Broadcom	40,637		14,207,914
Intel	430,076		19,043,765

17

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Semiconductors & Semiconductor Equipment - 5.0% (continued)
KLA	15,669		3,089,613
Lam Research	14,648		5,010,788
Maxim Integrated Products	26,694		1,859,237
Microchip Technology	25,447		2,673,971
Micron Technology	113,445	[a]	5,710,821
NVIDIA	62,428		31,298,902
Qorvo	11,828	[a]	1,506,414
Qualcomm	114,763		14,157,164
Skyworks Solutions	16,908		2,388,931
Teradyne	15,257		1,340,327
Texas Instruments	92,527		13,378,479
Xilinx	24,567		2,915,857
			137,519,807
Software & Services - 14.3%
Accenture, Cl. A	64,306		13,948,614
Adobe	48,510	[a]	21,688,821
Akamai Technologies	16,940	[a]	1,611,333
Ansys	8,820	[a]	2,684,543
Autodesk	22,206	[a]	5,230,401
Automatic Data Processing	43,912		6,936,340
Broadridge Financial Solutions	11,396		1,568,090
Cadence Design Systems	28,428	[a]	3,109,170
Citrix Systems	12,150		1,376,231
Cognizant Technology Solutions, Cl. A	55,439		3,959,453
DXC Technology	27,671		509,700
Fidelity National Information Services	62,496		7,786,377
Fiserv	56,332	[a]	5,378,016
FLEETCOR Technologies	8,362	[a]	1,847,249
Fortinet	14,027	[a]	1,548,160
Gartner	9,012	[a]	1,082,341
Global Payments	30,095		4,747,185
International Business Machines	89,904		10,038,681
Intuit	26,590		8,367,341
Jack Henry & Associates	7,830		1,160,798
Leidos Holdings	13,247		1,099,501
Mastercard, Cl. A	89,365		25,794,314
Microsoft	766,358		155,164,504
NortonLifeLock	60,296		1,240,289
Oracle	195,197		10,952,504
Paychex	32,906		2,706,519
Paycom Software	4,985	[a]	1,814,989
PayPal Holdings	118,657	[a]	22,085,627

18

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Software & Services - 14.3% (continued)
salesforce.com	92,028	[a]	21,375,344
ServiceNow	19,487	[a]	9,696,147
Synopsys	15,292	[a]	3,270,347
The Western Union Company	39,791		773,537
Tyler Technologies	3,978	[a]	1,529,064
Verisign	10,058	[a]	1,918,061
Visa, Cl. A	170,588		30,997,545
			394,997,136
Technology Hardware & Equipment - 8.0%
Amphenol, Cl. A	30,094		3,395,807
Apple	1,628,071		177,231,809
Arista Networks	5,585	[a]	1,166,707
CDW	14,810		1,815,706
Cisco Systems	427,850		15,359,815
Corning	75,972		2,428,825
F5 Networks	6,089	[a]	809,472
FLIR Systems	13,691		474,941
Hewlett Packard Enterprise	135,709		1,172,526
HP	142,039		2,551,020
IPG Photonics	3,375	[a]	627,615
Juniper Networks	31,694		625,006
Keysight Technologies	18,989	[a]	1,991,376
Motorola Solutions	16,970		2,682,278
NetApp	22,057		968,082
Seagate Technology	23,135		1,106,316
TE Connectivity	33,555		3,250,808
Vontier	13,731	[a]	394,629
Western Digital	30,127		1,136,692
Xerox Holdings	19,503		338,962
Zebra Technologies, Cl. A	5,254	[a]	1,490,245
			221,018,637
Telecommunication Services - 1.8%
AT&T	720,308		19,462,722
CenturyLink	97,867		843,614
T-Mobile US	58,601	[a]	6,420,912
Verizon Communications	418,493		23,849,916
			50,577,164
Transportation - 2.0%
Alaska Air Group	13,287		503,444
American Airlines Group	51,239		577,976
C.H. Robinson Worldwide	13,742		1,215,205
CSX	77,019		6,079,880
Delta Air Lines	65,210		1,998,034

19

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Transportation - 2.0% (continued)
Expeditors International of Washington	17,528		1,548,949
FedEx	24,277		6,299,153
J.B. Hunt Transport Services	8,136		990,477
Kansas City Southern	9,350		1,646,909
Norfolk Southern	25,844		5,404,497
Old Dominion Freight Line	9,799		1,865,436
Southwest Airlines	60,296		2,383,501
Union Pacific	69,045		12,234,084
United Airlines Holdings	29,601	[a]	1,002,290
United Parcel Service, Cl. B	71,401		11,217,811
			54,967,646
Utilities - 3.2%
Alliant Energy	24,713		1,366,135
Ameren	25,137		2,039,113
American Electric Power	50,532		4,544,343
American Water Works	18,649		2,806,861
Atmos Energy	12,649		1,159,534
CenterPoint Energy	56,151		1,186,471
CMS Energy	28,535		1,807,122
Consolidated Edison	34,649		2,719,600
Dominion Energy	85,214		6,846,093
DTE Energy	19,753		2,437,915
Duke Energy	74,595		6,870,945
Edison International	39,096		2,190,940
Entergy	20,396		2,064,483
Evergy	22,235		1,227,372
Eversource Energy	34,822		3,038,916
Exelon	99,667		3,975,717
FirstEnergy	55,347		1,644,913
NextEra Energy	197,880		14,486,795
NiSource	37,373		858,458
NRG Energy	23,425		740,699
Pinnacle West Capital	11,599		946,130
PPL	79,455		2,185,013
Public Service Enterprise Group	51,317		2,984,084
Sempra Energy	29,427		3,688,969
The AES	69,863		1,362,329
The Southern Company	106,319		6,108,027
WEC Energy Group	31,567		3,174,062
Xcel Energy	53,974		3,779,799
			88,240,838
Total Common Stocks (cost $945,139,987)			2,747,267,084

20

Description		Principal Amount ($)		Value ($)
Short-Term Investments - .0%
U.S. Treasury Bills - .0%
0.14%, 2/25/21 (cost $1,526,330)		1,527,000	[c,d]	1,526,537
	1-Day Yield (%)	Shares
Investment Companies - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $15,766,445)	0.10	15,766,445	[e]	15,766,445
Total Investments (cost $962,432,762)		99.9%		2,764,560,066
Cash and Receivables (Net)		.1%		1,536,992
Net Assets		100.0%		2,766,097,058

aNon-income producing security.

bInvestment in real estate investment trust within the United States.

cHeld by a counterparty for open exchange traded derivative contracts.

dSecurity is a discount security. Income is recognized through the accretion of discount.

eInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	27.2
Health Care	14.0
Consumer Discretionary	11.5
Communication Services	11.1
Financials	9.8
Industrials	8.3
Consumer Staples	6.9
Utilities	3.2
Materials	2.7
Real Estate	2.6
Energy	2.0
Investment Companies	.6
Government	.0
99.9

† Based on net assets.

See notes to financial statements.

21

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/19 ($)	Purchases ($)†	Sales ($)	Value 10/31/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund	53,361,060	324,420,272	(362,014,887)	15,766,445.6		195,568
Investment of Cash Collateral for Securities Loaned:
Dreyfus Institutional Preferred Government Plus Money Market Fund	189,095	21,710,583	(21,899,678)	-	-	-
Total	53,550,155	346,130,855	(383,914,565)	15,766,445.6		195,568

† Includes reinvested dividends/distributions.

See notes to financial statements.

22

STATEMENT OF FUTURES

October 31, 2020

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Long
Standard & Poor's 500 E-mini	122	12/18/2020	20,994,458	19,914,670	(1,079,788)
Gross Unrealized Depreciation				(1,079,788)

See notes to financial statements.

23

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	946,666,317	2,748,793,621
Affiliated issuers	15,766,445	15,766,445
Dividends receivable		2,755,012
Receivable for shares of Common Stock subscribed		1,352,765
Receivable for investment securities sold		265,911
Prepaid expenses		33
		2,768,933,787
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc.—Note 3(b)		465,886
Cash overdraft due to Custodian		22,921
Payable for shares of Common Stock redeemed		2,101,379
Payable for futures variation margin—Note 4		228,283
Directors’ fees and expenses payable		18,260
		2,836,729
Net Assets ($)		2,766,097,058
Composition of Net Assets ($):
Paid-in capital		871,703,639
Total distributable earnings (loss)		1,894,393,419
Net Assets ($)		2,766,097,058

Shares Outstanding
(150 million shares of $.001 par value Common Stock authorized)	45,361,705
Net Asset Value Per Share ($)	60.98

See notes to financial statements.

24

STATEMENT OF OPERATIONS

Year Ended October 31, 2020

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	51,972,758
Affiliated issuers	188,179
Income from securities lending—Note 1(b)	53,824
Interest	45,511
Total Income	52,260,272
Expenses:
Management fee—Note 3(a)	5,494,005
Directors’ fees—Note 3(a,c)	247,250
Loan commitment fees—Note 2	94,249
Total Expenses	5,835,504
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(247,250)
Net Expenses	5,588,254
Investment Income—Net	46,672,018
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	74,280,528
Net realized gain (loss) on futures	23,138,276
Capital gain distributions from affiliated issuers	7,389
Net Realized Gain (Loss)	97,426,193
Net change in unrealized appreciation (depreciation) on investments	130,160,465
Net change in unrealized appreciation (depreciation) on futures	(1,996,162)
Net Change in Unrealized Appreciation (Depreciation)	128,164,303
Net Realized and Unrealized Gain (Loss) on Investments	225,590,496
Net Increase in Net Assets Resulting from Operations	272,262,514

See notes to financial statements.

25

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2020	2019
Operations ($):
Investment income—net	46,672,018	47,328,462
Net realized gain (loss) on investments	97,426,193	90,494,365
Net change in unrealized appreciation (depreciation) on investments	128,164,303	195,314,435
Net Increase (Decrease) in Net Assets Resulting from Operations	272,262,514	333,137,262
Distributions ($):
Distributions to shareholders	(139,346,661)	(140,389,610)
Capital Stock Transactions ($):
Net proceeds from shares sold	469,923,133	526,092,937
Distributions reinvested	94,927,716	99,707,736
Cost of shares redeemed	(657,688,952)	(638,519,057)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(92,838,103)	(12,718,384)
Total Increase (Decrease) in Net Assets	40,077,750	180,029,268
Net Assets ($):
Beginning of Period	2,726,019,308	2,545,990,040
End of Period	2,766,097,058	2,726,019,308
Capital Share Transactions (Shares):
Shares sold	8,660,342	9,740,396
Shares issued for distributions reinvested	1,595,078	2,045,173
Shares redeemed	(11,463,860)	(11,903,947)
Net Increase (Decrease) in Shares Outstanding	(1,208,440)	(118,378)

See notes to financial statements.

26

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	58.54	54.53	52.24	43.56	42.87
Investment Operations:
Investment income—net[a]	1.00	1.02	.94	.89	.86
Net realized and unrealized gain (loss) on investments	4.45	6.06	2.74	9.12	.94
Total from Investment Operations	5.45	7.08	3.68	10.01	1.80
Distributions:
Dividends from investment income—net	(1.03)	(.97)	(.92)	(.86)	(.83)
Dividends from net realized gain on investments	(1.98)	(2.10)	(.47)	(.47)	(.28)
Total Distributions	(3.01)	(3.07)	(1.39)	(1.33)	(1.11)
Net asset value, end of period	60.98	58.54	54.53	52.24	43.56
Total Return (%)	9.51	14.16	7.11	23.42	4.28
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.21	.21	.21	.21	.21
Ratio of net expenses to average net assets	.20	.20	.20	.20	.20
Ratio of net investment income
to average net assets	1.70	1.86	1.70	1.85	2.02
Portfolio Turnover Rate	2.56	4.53	3.20	6.00	5.11
Net Assets, end of period ($ x 1,000)	2,766,097	2,726,019	2,545,990	2,615,096	2,226,389

a Based on average shares outstanding.

See notes to financial statements.

27

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Institutional S&P 500 Stock Index Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek to match the total return of the S&P 500® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares.

Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Service Plan fees. Class I shares are offered without a front-end sales charge or a contingent deferred sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

28

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

29

NOTES TO FINANCIAL STATEMENTS (continued)

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by Company’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2020 in valuing the fund’s investments:

30

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities—Common Stocks	2,747,267,084	-	-	2,747,267,084
Investment Companies	15,766,445	-	-	15,766,445
U.S. Treasury Securities	-	1,526,537	-	1,526,537
Liabilities($):
Other Financial Instruments;
Futures††	(1,079,788)	-	-	(1,079,788)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2020, The Bank of New York Mellon earned $10,790 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

31

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

32

As of and during the period ended October 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $25,552,851, undistributed capital gains $82,704,723 and unrealized appreciation $1,786,135,845.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2020 and October 31, 2019 were as follows: ordinary income $49,990,283 and $47,559,697, and long-term capital gains $89,356,378 and $92,829,913, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2020, the fund did not borrow under the Facilities.

33

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at an annual rate of .20% of the value of the fund’s average daily net assets. Out of its fee, the Adviser pays all of the expenses of the fund except brokerage fees, taxes, interest expense, commitment fees on borrowings, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2020, fees reimbursed by the Adviser amounted to $247,250.

(b) The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc.” in the Statement of Assets and Liabilities consist of: management fees of $491,986, which are offset against an expense reimbursement currently in effect in the amount of $26,100.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended October 31, 2020, amounted to $68,998,429 and $213,221,784, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2020 is discussed below.

34

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2020 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2020:

Average Market Value ($)
Equity futures	45,798,505

At October 31, 2020, the cost of investments for federal income tax purposes was $978,424,221; accordingly, accumulated net unrealized appreciation on investments was $1,786,135,845, consisting of $1,871,844,942 gross unrealized appreciation and $85,709,097 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”).

The State Law Cases: In 2008, approximately one year after the Tribune LBO concluded, Tribune filed for bankruptcy protection under Chapter 11 of the Bankruptcy Code (the “Code”). Beginning in June 2011, Tribune creditors filed complaints in various courts, alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares (collectively, “the state law cases”). The state law cases were consolidated for pre-trial proceedings in the

35

NOTES TO FINANCIAL STATEMENTS (continued)

United States District Court for the Southern District of New York, under the caption In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)). On September 23, 2013, the Court dismissed 50 cases, including at least one case in which the fund was a defendant. On September 30, 2013, plaintiffs appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On March 29, 2016, the Second Circuit affirmed the dismissal on the ground that the plaintiffs’ claims were preempted by section 546(e) of the Code, which exempts qualified transfers that were made “by or to (or for the benefit of) . . . a financial institution.” The fund is a registered investment company, which the Code defines as a “financial institution.”

On September 9, 2016, Plaintiffs filed a petition for certiorari to the U.S. Supreme Court. During the pendency of the plaintiffs’ cert. petition, the Supreme Court ruled in another case, Merit Management Group, LP v. FTI Consulting, Inc. (“Merit Management”), that Section 546(e) does not exempt qualified transfers from avoidance that merely passed through “financial institutions,” though it does exempt “financial institutions” themselves, like the fund.

On May 15, 2018, in response to the Merit Management decision, the Second Circuit issued an Order in the State Law Cases that “the mandate in this case is recalled in anticipation of further panel review.”

On December 19, 2019, the Second Circuit issued an Amended and Corrected Opinion affirming dismissal of the constructive fraudulent transfer claims notwithstanding Merit Mgmt., because there is an alternate basis for finding that the payments are safe-harbored under Section 546(e); namely, that, with respect to LBO payments, the Tribune Company is itself a “financial institution” because it was the customer of Computershare – a trust company and bank that acted as Tribune’s agent – and because all payments were made in connection with a securities contract.

On January 2, 2020, plaintiffs petitioned the Second Circuit for rehearing by the same panel of judges and/or rehearing en banc by all judges on the Court of Appeals for the Second Circuit. Plaintiffs sought this relief on numerous grounds, including that the panel rendered its decision using an incorrect construction of Section 546(e), improperly considered evidence, and an insufficiently developed factual record. Second Circuit rules state that parties opposing a petition for rehearing and rehearing en banc are not permitted to file a response unless requested by the Court. The Second Circuit did not request any oppositions to plaintiffs’ motion, instead issuing an order on February 6, 2020, denying plaintiffs’-appellants’ petition for rehearing and/or rehearing en banc.

36

In July 2020, plaintiffs filed a petition for certiorari to the U.S. Supreme Court seeking review of the Second Circuit’s Amended and Corrected Opinion affirming the dismissal of the constructive fraudulent transfer claims. Plaintiffs’ cert. petition identifies three purported errors allegedly justifying Supreme Court review; namely, that the Second Circuit erred in its application of the “presumption against preemption” in the context of the Bankruptcy Code, in its conclusion that the 546(e) safe harbor pre-empts claims brought by creditors, and in its conclusion that the Tribune Company was a “financial institution.” Plaintiffs also formally abandoned their claims against certain defendants believed to have created a financial conflict that precluded a quorum among the Supreme Court justices. In August 2020, defendants opposed the petition for certiorari to the U.S. Supreme Court, arguing that none of the Second Circuit’s findings and holdings warrant review, particularly since its decision does not conflict with the decision of any other court of appeals. In October 2020, the Supreme Court issued an order inviting the Solicitor General of the United States to file a brief expressing the views of the United States on the certiorari petition filed in the state law cases.

The FitzSimons Litigation: On November 1, 2010, a case now styled, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS) was filed (“the FitzSimons Litigation”). Among other things, the complaint sought recovery of alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, that participated in the Tribune LBO. On May 23, 2014, the defendants filed a motion to dismiss, which the Court granted on January 9, 2017. The plaintiff then sought leave to file an interlocutory appeal. On February 23, 2017, the Court entered an order stating that it would permit the plaintiff to file an interlocutory appeal after the Court decided other pending motions.

Effective November 1, 2018, Judge Denise Cote was assigned to the case when Judge Richard Sullivan was elevated to the Second Circuit.

On November 30, 2018, the Court issued an Opinion and Order resolving the remaining motions by dismissing most, but not all, of the claims asserted against the individual defendants.

In January 2019, various state law claims asserted against certain individual defendants were dismissed.

Between February and early April 2019, plaintiffs and certain defendants attempted to resolve the dispute through mediation, but ultimately decided to await the Second Circuit’s review of its May 29, 2016 decision before attempting to negotiate a settlement.

37

NOTES TO FINANCIAL STATEMENTS (continued)

On April 4, 2019, plaintiff filed a motion to amend the FitzSimons complaint to add a claim for constructive fraudulent transfer from defendants subject to clawback under the Bankruptcy Code. On April 10, 2019, the affected defendants opposed the motion.

On April 23, 2019, Judge Cote denied plaintiff’s motion to amend the complaint to add a new constructive fraudulent transfer claim because such amendment would be futile and would result in substantial prejudice to the shareholder defendants given that the only claim against the shareholder defendants in FitzSimons has been dismissed for over two years, subject to appeal. Judge Cote considered the amendment futile on the ground that constructive fraudulent transfer claims are barred by the safe harbor provision of Section 546(e), which defines “financial institution” to include, in certain circumstances, the customers of traditional financial institutions, including Tribune.

On July 12, 2019, the Trustee filed a notice of appeal to the Second Circuit from the April 23, 2019, decision denying leave to amend the complaint to add constructive fraudulent transfer claims. On July 15, 2019, the Trustee filed a corrected notice of appeal to remedy technical errors with the notice filed on July 12, 2019. Briefing on these matters began in January 2020, and was completed and fully submitted to the Second Circuit by June 2020. Oral argument occurred in August 2020. In December 2020, Second Circuit Judge and panel member Ralph Winter, Jr., passed away. A decision is still expected in 2021, though it is unknown whether a third panel member will be sought to decide the pending appeal, whether additional briefing or oral argument will be requested or required by a third panel member, if any, or whether any such request will impact the timing to a final decision.

At this stage in the proceedings, management does not believe that a loss is probable and, in any event, is unable to reasonably estimate the possible loss that may result.

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Directors of
BNY Mellon Investment Funds IV, Inc. :

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Institutional S&P 500 Stock Index Fund (the “Fund”), a series of BNY Mellon Investment Funds IV, Inc., including the statements of investments and futures, as of October 31, 2020, and the statement of investments in affiliated issuers as of and for the year then ended, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
December 18, 2020

39

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $42,944,855 as ordinary income dividends paid during the year ended October 31, 2020 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 84.40% of ordinary income dividends paid during the year ended October 31, 2020 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2021 of the percentage applicable to the preparation of their 2020 income tax returns. Also the fund reports the maximum amount allowable but not less than $1.9430 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0413 as a short-term capital gain dividend paid on December 26, 2019 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

40

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 110

———————

Francine J. Bovich (69)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 67

———————

Andrew J. Donohue (70)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 53

———————

41

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Kenneth A. Himmel (74)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-Present)

• President and CEO, Related Urban Development, a real estate development company (1996-Present)

• CEO, American Food Management, a restaurant company (1983-Present)

• President and CEO, Himmel & Company, a real estate development company (1980-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Stephen J. Lockwood (73)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (71)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 53

———————

42

Benaree Pratt Wiley (74)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-Present)

No. of Portfolios for which Board Member Serves: 71

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member

43

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 61 investment companies (comprised of 110 portfolios) managed by the Adviser. She is 49 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

44

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since March 2009, Senior Counsel of BNY Mellon from April 2004 to March 2009, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since January 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 133 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

45

For More Information

BNY Mellon Institutional S&P 500 Stock Index Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbol: DSPIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0713AR1020

BNY Mellon Tax Managed Growth Fund

ANNUAL REPORT October 31, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Tax Managed Growth Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Tax Managed Growth Fund, covering the 12-month period from November 1, 2019 through October 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Accommodative rate policies from the U.S. Federal Reserve (the “Fed”) and progress towards a U.S./China trade deal stoked optimism about future economic growth prospects the final months of 2019, fueling an equity rally. As we entered 2020, optimism turned to concern as COVID-19 began to spread across portions of Asia and Europe. When the virus reached the U.S. in March 2020, stocks became volatile. U.S. equities posted historic losses during the month due to investor concern over the economic impact of a widespread quarantine. Global central banks and governments launched emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward until the fall. Volatility returned in September 2020 and continued through October, as concerns over rising COVID-19 infection rates, continued trade tensions, the U.S. Congress’ failure to pass additional financial assistance and anxiety over the upcoming U.S. election constrained equity valuations.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. In 2019, as stocks rallied in response to Fed rate cuts, risk-asset valuations also rose while Treasuries lagged. When COVID-19 began to emerge, a flight to quality ensued, and Treasury rates fell significantly. The Fed cut rates twice in March 2020, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Risk-asset prices began to rebound, and bond indices generally rose until September 2020, when investment-grade instrument prices stalled. Yields in the intermediate and long portions of the Treasury curve rose during October, further constraining bond prices.

We believe the near-term outlook for the U.S. will be challenging, as the country continues to battle COVID-19. As always, we will monitor relevant data for meaningful developments. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris

President

BNY Mellon Investment Adviser, Inc.

November 16, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2019 through October 31, 2020, as provided by portfolio manager Fayez Sarofim of Fayez Sarofim & Co., Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2020, BNY Mellon Tax Managed Growth Fund’s Class A shares produced a total return of 16.73%, Class C shares returned 15.83%, and Class I shares returned 17.00%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned 9.71% for the same period.2

U.S. equities rose during the reporting period in response to fiscal and monetary policy responses to address the COVID-19 pandemic. The fund outperformed its benchmark due to successful security selection and sector allocation.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation consistent with minimizing realized capital gains. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and employs a tax-managed strategy, which is an approach to managing a fund that seeks to minimize capital gains tax liabilities.

In choosing stocks, the fund’s portfolio managers first identify economic sectors that they believe will expand over the next three to five years or longer. Using fundamental analysis, the fund’s portfolio managers then seek companies within these sectors that have dominant positions in their industries and that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. The fund’s portfolio managers also are alert to companies, which they consider undervalued in terms of current earnings, assets or growth prospects.

The fund may invest in U.S. dollar-denominated American depositary receipts (ADRs).

The fund attempts to enhance after-tax returns by minimizing its annual taxable distributions to shareholders. To do so, the fund employs a “buy-and hold” investment strategy, which generally has resulted in an annual portfolio turnover rate of below 15%.

Markets Recover with Assistance from Monetary and Fiscal Policy

The 12-month period ended October 31, 2020 was characterized by market volatility as the world confronted the COVID-19 pandemic, which forced a global shutdown to contain the spreading. From November 2019 to the end of February 2020, the Index steadily rose due to positive economic data and the completion of the Phase One Trade Agreement between the U.S. and China. The S&P 500 peaked on February 19, 2020 at 3,386. But it entered a bear market, as shares dropped precipitously to bottom at 2,237 on March 23, 2020. By the end of the first quarter of 2020, the dominant market narrative shifted from steady economic growth to worldwide economic shutdown. The Index finished the first quarter of 2020 down 19.6%, as uncertainty around the economic impact of the COVID-19 shutdown weighed on investors.

The policy response was swift and comprehensive. The U.S. implemented travel restrictions, business closures and stay-at-home mandates. Congress passed the Coronavirus Aide, Relief,

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Economic Security (CARES) Act, a $2 trillion stimulus package that included $1,200 direct payments and emergency lending facilities for small business, corporations and states. The Federal Reserve cut the federal funds rate twice, bringing it to 0.0-0.25%, and increased bond purchases and formed lending facilities to maintain liquidity in the markets. From April to the end of October 2020, the S&P 500 recovered its losses, as a combination of stimulus, accommodative Federal Reserve’s policy and positive vaccine development news turned sentiment positive. As the year progressed, the U.S. began to report improved virus statistics as a result of social distancing and shelter-in-place mandates of 2020. But by the end of the reporting period, cases had started to rise again. While there were flare-ups with trade partners and concerns about a contentious U.S. presidential election, the market remained focused on the trajectory of the economic recovery.

The strong performance in the period is attributed to technology companies that benefited from citizens staying at home, including social media, e-commerce and software companies, while conversely, the negative impact of reduced travel was felt by the energy, airline and retailing industries. The best performing sectors of the Index included information technology, consumer discretionary and communication services. The laggards for the period included the financials, real estate and energy sectors.

Stock Selection and Sector Allocation Benefited Performance

The fund outperformed the benchmark in the period, driven by strong stock selection and astute sector allocation. The fund’s overweight allocation and advantageous stock selection within the information technology sector contributed positively to results for the period. The fund’s holdings benefited from the consumer spending shift towards software, social media and e-commerce as a result of the work-from-home and shelter-in-place mandates. Within the financials sector, the fund benefited from overweighting the capital markets subsector and underweighting the challenged banking subsector. The dual impact of a positive allocation and selection effect in the industrials sector also added value to the fund for the period. Advantageous stock selection in the communication services and health care sectors contributed positively to performance for the period. The top contributors to relative returns included Apple, Microsoft, Amazon.com, Facebook and Alphabet.

Conversely, the fund’s overweight to the consumer staples sector detracted from results for the period. The top detractors from relative performance included JPMorgan Chase & Co., Exxon Mobil, American Express, Raytheon Technologies and Chevron.

A Continued Focus on Stable Industry Leaders

Rather than try to predict the sentiment shifts that will continue to characterize this unusual time in the financial markets, the fund’s investment approach remains focused on the long term. While COVID-19 remains a significant threat to economic activity and corporate profits in the shorter term, the portfolio emphasizes companies that possess resilient cash flows, solid balance sheets and geographically diverse revenue streams. Those characteristics offer protection against uncertainty associated with additional waves of infections, high unemployment and rising geopolitical tensions.

We expect continued volatility as certain industries face impacts from the virus or a slowdown in economic activity. At the same time, the portfolio’s simultaneous focus on quality businesses operating in attractive, growing industries and led by management teams

4

whom we consider to be excellent allocators of capital, position the portfolio to consistently deliver revenue and earnings growth over the long term.

November 16, 2020

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Tax Managed Growth Fund with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Tax Managed Growth Fund on 10/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/2020
	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	10.00%	10.74%	10.35%
without sales charge	16.73%	12.06%	11.00%
Class C shares
with applicable redemption charge †	14.83%	11.22%	10.18%
without redemption	15.83%	11.22%	10.18%
Class I shares	17.00%	12.36%	11.29%
S&P 500® Index	9.71%	11.70%	13.00%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Tax Managed Growth Fund from May 1, 2020 to October 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2020

	Class A	Class C	Class I
Expense paid per $1,000†	$6.50	$10.55	$5.15
Ending value (after expenses)	$1,155.60	$1,151.40	$1,157.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2020

	Class A	Class C	Class I
Expense paid per $1,000†	$6.09	$9.88	$4.82
Ending value (after expenses)	$1,019.10	$1,015.33	$1,020.36

†Expenses are equal to the fund’s annualized expense ratio of 1.20% for Class A, 1.95% for Class C and .95% for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2020

Description	Shares		Value ($)
Common Stocks - 98.9%
Banks - 2.0%
JPMorgan Chase & Co.	24,290		2,381,392
Capital Goods - .9%
Otis Worldwide	6,315		386,983
Raytheon Technologies	12,530		680,630
			1,067,613
Commercial & Professional Services - 1.6%
IHS Markit	8,000		646,960
Verisk Analytics	6,740		1,199,518
			1,846,478
Consumer Durables & Apparel - 1.5%
NIKE, Cl. B	14,920		1,791,594
Consumer Services - 2.4%
McDonald's	13,215		2,814,795
Diversified Financials - 5.6%
BlackRock	5,660		3,391,529
Intercontinental Exchange	19,965		1,884,696
S&P Global	4,000		1,290,920
			6,567,145
Energy - 1.0%
Chevron	17,515		1,217,292
Food, Beverage & Tobacco - 9.7%
Altria Group	30,590		1,103,687
Nestle, ADR	28,635		3,214,851
PepsiCo	19,145		2,551,837
Philip Morris International	31,005		2,201,975
The Coca-Cola Company	49,230		2,365,994
			11,438,344
Health Care Equipment & Services - 7.1%
Abbott Laboratories	30,080		3,161,709
Intuitive Surgical	1,850	[a]	1,234,098
Masimo	4,400	[a]	984,808
UnitedHealth Group	9,550		2,914,087
			8,294,702
Household & Personal Products - 4.3%
The Estee Lauder Companies, Cl. A	22,850		5,019,231
Insurance - 3.2%
Chubb	10,725		1,393,285
The Progressive	25,550		2,348,045
			3,741,330
Materials - 3.7%
Air Products & Chemicals	11,785		3,255,488

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Materials - 3.7% (continued)
The Sherwin-Williams Company	1,625		1,117,967
			4,373,455
Media & Entertainment - 13.1%
Alphabet, Cl. C	3,713	[a]	6,018,810
Comcast, Cl. A	55,795		2,356,781
Facebook, Cl. A	24,315	[a]	6,397,520
The Walt Disney Company	5,597		678,636
			15,451,747
Pharmaceuticals Biotechnology & Life Sciences - 4.4%
AbbVie	11,835		1,007,158
Novo Nordisk, ADR	36,780		2,349,874
Roche Holding, ADR	44,525		1,780,555
			5,137,587
Retailing - 5.7%
Amazon.com	2,200	[a]	6,679,530
Semiconductors & Semiconductor Equipment - 6.9%
ASML Holding	8,395		3,032,358
Texas Instruments	35,030		5,064,988
			8,097,346
Software & Services - 15.2%
Adobe	2,850	[a]	1,274,235
Automatic Data Processing	4,940		780,322
Intuit	4,050		1,274,454
Mastercard, Cl. A	3,750		1,082,400
Microsoft	44,830		9,076,730
Visa, Cl. A	23,800	[b]	4,324,698
			17,812,839
Technology Hardware & Equipment - 7.7%
Apple	83,140		9,050,620
Transportation - 2.9%
Canadian Pacific Railway	8,760		2,620,379
Union Pacific	4,300		761,917
			3,382,296
Total Common Stocks (cost $45,184,771)			116,165,336

10

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 1.1%
Registered Investment Companies - 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,325,484)	0.10	1,325,484	[c]	1,325,484
Total Investments (cost $46,510,255)		100.0%		117,490,820
Cash and Receivables (Net)		.0%		35,453
Net Assets		100.0%		117,526,273

ADR—American Depository Receipt

aNon-income producing security.

bSecurity, or portion thereof, on loan. At October 31, 2020, the value of the fund’s securities on loan was $4,281,451 and the value of the collateral was $4,443,087, consisting of U.S. Government & Agency securities.

cInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	29.8
Consumer Staples	14.0
Communication Services	13.2
Health Care	11.4
Financials	10.8
Consumer Discretionary	9.6
Industrials	5.4
Materials	3.7
Investment Companies	1.1
Energy	1.0
100.0

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/19($)	Purchases($)†	Sales ($)	Value 10/31/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	741,616	11,351,150	(10,767,282)	1,325,484	1.1	7,227
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	2,448,707	(2,448,707)	-	-	-
Total	741,616	13,799,857	(13,215,989)	1,325,484	1.1	7,227

†  Includes reinvested dividends/distributions.

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,281,451)—Note 1(c):
Unaffiliated issuers	45,184,771	116,165,336
Affiliated issuers	1,325,484	1,325,484
Dividends and securities lending income receivable		101,588
Tax reclaim receivable		57,313
Receivable for shares of Common Stock subscribed		5,353
		117,655,074
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		125,907
Directors’ fees and expenses payable		2,494
Payable for shares of Common Stock redeemed		400
		128,801
Net Assets ($)		117,526,273
Composition of Net Assets ($):
Paid-in capital		38,545,447
Total distributable earnings (loss)		78,980,826
Net Assets ($)		117,526,273

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	90,470,156	11,043,297	16,012,820
Shares Outstanding	2,677,617	351,804	472,374
Net Asset Value Per Share ($)	33.79	31.39	33.90

See notes to financial statements.

13

STATEMENT OF OPERATIONS

Year Ended October 31, 2020

Investment Income ($):
Income:
Cash dividends (net of $8,763 foreign taxes withheld at source):
Unaffiliated issuers	1,969,153
Affiliated issuers	7,085
Income from securities lending—Note 1(c)	6,947
Interest	1,936
Total Income	1,985,121
Expenses:
Management fee—Note 3(a)	1,066,321
Distribution/Service Plan fees—Note 3(b)	333,442
Directors’ fees—Note 3(a,c)	10,311
Loan commitment fees—Note 2	3,867
Total Expenses	1,413,941
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(10,311)
Net Expenses	1,403,630
Investment Income—Net	581,491
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	7,946,133
Capital gain distributions from affiliated issuers	142
Net Realized Gain (Loss)	7,946,275
Net change in unrealized appreciation (depreciation) on investments	8,435,927
Net Realized and Unrealized Gain (Loss) on Investments	16,382,202
Net Increase in Net Assets Resulting from Operations	16,963,693

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2020	2019
Operations ($):
Investment income—net	581,491	898,309
Net realized gain (loss) on investments	7,946,275	4,802,444
Net change in unrealized appreciation (depreciation) on investments	8,435,927	9,456,406
Net Increase (Decrease) in Net Assets Resulting from Operations	16,963,693	15,157,159
Distributions ($):
Distributions to shareholders:
Class A	(4,229,608)	(7,949,099)
Class C	(574,454)	(1,285,022)
Class I	(746,136)	(1,536,182)
Total Distributions	(5,550,198)	(10,770,303)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	5,264,132	4,867,101
Class C	788,962	740,895
Class I	2,944,284	1,665,438
Distributions reinvested:
Class A	3,617,590	6,816,464
Class C	494,486	1,081,390
Class I	675,433	1,276,321
Cost of shares redeemed:
Class A	(10,048,762)	(9,631,742)
Class C	(3,469,768)	(3,386,987)
Class I	(2,931,130)	(4,366,605)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(2,664,773)	(937,725)
Total Increase (Decrease) in Net Assets	8,748,722	3,449,131
Net Assets ($):
Beginning of Period	108,777,551	105,328,420
End of Period	117,526,273	108,777,551

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2020	2019
Capital Share Transactions (Shares):
Class Aa
Shares sold	164,951	173,546
Shares issued for distributions reinvested	119,268	263,263
Shares redeemed	(326,888)	(346,299)
Net Increase (Decrease) in Shares Outstanding	(42,669)	90,510
Class Ca,b
Shares sold	27,662	31,078
Shares issued for distributions reinvested	17,510	44,893
Shares redeemed	(115,592)	(129,439)
Net Increase (Decrease) in Shares Outstanding	(70,420)	(53,468)
Class Ib
Shares sold	92,638	57,576
Shares issued for distributions reinvested	22,203	49,120
Shares redeemed	(98,508)	(161,192)
Net Increase (Decrease) in Shares Outstanding	16,333	(54,496)

[a]During the period ended October 31, 2020, 1,545 Class C shares representing $45,212 were automatically converted to 1,439 Class A shares and during the period ended October 31, 2019, 5,829 Class C shares representing $160,102 were automatically converted to 5,459 Class A shares.

[b]During the period ended October 31, 2020, 679 Class C shares representing $19,330 were exchanged for 631 Class I shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	30.45	29.35	29.44	24.06	25.52
Investment Operations:
Investment income—net[a]	.18	.26	.24	.24	.26
Net realized and unrealized gain (loss) on investments	4.72	3.85	1.25	5.39	(.12)
Total from Investment Operations	4.90	4.11	1.49	5.63	.14
Distributions:
Dividends from investment income—net	(.22)	(.30)	(.23)	(.24)	(.28)
Dividends from net realized gain on investments	(1.34)	(2.71)	(1.35)	(.01)	(1.32)
Total Distributions	(1.56)	(3.01)	(1.58)	(.25)	(1.60)
Net asset value, end of period	33.79	30.45	29.35	29.44	24.06
Total Return (%)[b]	16.73	15.88	5.19	23.55	.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.21	1.21	1.26	1.36	1.36
Ratio of net expenses to average net assets	1.20	1.20	1.25	1.35	1.35
Ratio of net investment income to average net assets	.56	.92	.82	.91	1.07
Portfolio Turnover Rate	9.68	2.69	5.63	1.14	10.84
Net Assets, end of period ($ x 1,000)	90,470	82,846	77,180	70,073	62,985

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Class C Shares	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	28.42	27.59	27.77	22.71	24.17
Investment Operations:
Investment income (loss)—net[a]	(.05)	.05	.02	.05	.07
Net realized and unrealized gain (loss) on investments	4.39	3.58	1.18	5.07	(.10)
Total from Investment Operations	4.34	3.63	1.20	5.12	(.03)
Distributions:
Dividends from investment income—net	(.03)	(.09)	(.03)	(.05)	(.11)
Dividends from net realized gain on investments	(1.34)	(2.71)	(1.35)	(.01)	(1.32)
Total Distributions	(1.37)	(2.80)	(1.38)	(.06)	(1.43)
Net asset value, end of period	31.39	28.42	27.59	27.77	22.71
Total Return (%)[b]	15.83	15.01	4.41	22.58	(.18)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.96	1.96	2.01	2.11	2.11
Ratio of net expenses to average net assets	1.95	1.95	2.00	2.10	2.10
Ratio of net investment income (loss) to average net assets	(.17)	.18	.06	.19	.32
Portfolio Turnover Rate	9.68	2.69	5.63	1.14	10.84
Net Assets, end of period ($ x 1,000)	11,043	12,001	13,123	23,993	26,237

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

18

Class I Shares	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	30.55	29.43	29.50	24.12	25.57
Investment Operations:
Investment income—net[a]	.26	.33	.33	.30	.31
Net realized and unrealized gain (loss) on investments	4.73	3.87	1.26	5.39	(.10)
Total from Investment Operations	4.99	4.20	1.59	5.69	.21
Distributions:
Dividends from investment income—net	(.30)	(.37)	(.31)	(.30)	(.34)
Dividends from net realized gain on investments	(1.34)	(2.71)	(1.35)	(.01)	(1.32)
Total Distributions	(1.64)	(3.08)	(1.66)	(.31)	(1.66)
Net asset value, end of period	33.90	30.55	29.43	29.50	24.12
Total Return (%)	17.00	16.21	5.51	23.80	.83
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.96	1.01	1.11	1.11
Ratio of net expenses to average net assets	.95	.95	1.00	1.10	1.10
Ratio of net investment income to average net assets	.81	1.18	1.11	1.14	1.30
Portfolio Turnover Rate	9.68	2.69	5.63	1.14	10.84
Net Assets, end of period ($ x 1,000)	16,013	13,931	15,026	83,050	83,419

a Based on average shares outstanding.

See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Tax Managed Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek long-term capital appreciation consistent with minimizing realized capital gains. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (the “Sub-Adviser”), serves as the fund’s sub-investment adviser.

The Company’s Board of Directors (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class I shares, increasing authorized Class I shares from 100 million to 200 million.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized) and Class I (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution fees and/or Service Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other

20

differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

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NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for

22

example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2020 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	116,165,336	-	-	116,165,336
Investment Companies	1,325,484	-	-	1,325,484

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations. Foreign taxes payable or deferred as of October 31, 2020, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

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NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2020, The Bank of New York Mellon earned $1,358 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

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(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $62,226, undistributed capital gains $7,938,035 and unrealized appreciation $70,980,565.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2020 and October 31, 2019 were as follows: ordinary income $750,190 and $1,070,298, and long-term capital gains $4,800,008 and $9,700,005, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency

25

NOTES TO FINANCIAL STATEMENTS (continued)

purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2020, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment management, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at the annual rate of .95% of the value of the fund’s average daily net assets. Out of its fee, the Adviser pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees and Service Plan fees, fees and expenses of the non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2020, fees reimbursed by the Adviser amount to $10,311.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .2175% of the value of the fund’s average daily net assets.

During the period ended October 31, 2020, the Distributor retained $8,400 from commissions earned on sales of the fund’s Class A shares and $403 from CDSC fees on redemptions of the fund’s Class C shares.

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(b) Under the Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class C shares. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares, a fee at an annual rate of .25% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2020, Class A and Class C shares were charged $214,693 and $89,062, respectively, pursuant to their Distribution Plans. During the period ended October 31, 2020, Class C shares were charged $29,687 pursuant to the Service Plan.

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $98,628, Distribution Plans fees of $27,324 and Service Plan fees of $2,446, which are offset against an expense reimbursement currently in effect in the amount of $2,491.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2020, amounted to $10,716,107 and $18,733,204, respectively.

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NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2020, the cost of investments for federal income tax purposes was $46,510,255; accordingly, accumulated net unrealized appreciation on investments was $70,980,565, consisting of $71,020,751 gross unrealized appreciation and $40,186 gross unrealized depreciation.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Directors of
BNY Mellon Investment Funds IV, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Tax Managed Growth Fund (the “Fund”), a series of BNY Mellon Investment Funds IV, Inc., including the statement of investments, as of October 31, 2020, and the statement of investments in affiliated issuers as of and for the year then ended, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
December 18, 2020

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IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $750,190 as ordinary income dividends paid during the year ended October 31, 2020 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended October 31, 2020 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2020 income tax returns. Also, the fund reports the maximum amount allowable but not less than $1.3434 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0682 as a short-term capital gain dividend paid on December 9, 2019 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

30

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 110

———————

Francine J. Bovich (69)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 67

———————

Andrew J. Donohue (70)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 53

———————

31

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Kenneth A. Himmel (74)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-Present)

• President and CEO, Related Urban Development, a real estate development company (1996-Present)

• CEO, American Food Management, a restaurant company (1983-Present)

• President and CEO, Himmel & Company, a real estate development company (1980-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Stephen J. Lockwood (73)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (71)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 53

———————

32

Benaree Pratt Wiley (74)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-Present)

No. of Portfolios for which Board Member Serves: 71

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member

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OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 61 investment companies (comprised of 110 portfolios) managed by the Adviser. She is 49 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

34

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since March 2009, Senior Counsel of BNY Mellon from April 2004 to March 2009, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since January 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 133 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Tax Managed Growth Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Fayez Sarofim & Co.

Two Houston Center

Suite 2907

909 Fannin Street

Houston, TX 77010

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DTMGX Class C: DPTAX Class I: DPTRX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0149AR1020

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were  $150,610 in 2019 and $108,380 in 2020.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $20,950 in 2019 and $15,630 in 2020.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $10,760 in 2019 and $0 in 2020.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iii) determination of Passive Foreign Investment.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2019 and $0 in 2020.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2019 and $0 in 2020.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $463,000 in 2019 and $472,000 in 2020.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds IV, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    December 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    December 22, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    December 22, 2020

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)